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                AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM
                             REINSURANCE AGREEMENT

                                    between

                 HARTFORD LIFE INSURANCE COMPANY (NO. 3190-14)

                                      and

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

             Facultative Business Effective Date: November 1, 2002
              Automatic Business Effective Date: December 1, 2002

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                                    ARTICLES

I.        Parties to the Agreement                                        3
II.       Reinsurance Coverage                                            3
III.      Liability                                                       5
IV.       Notification of Reinsurance                                     6
V.        Reinsurance Premiums                                            6
VI.       Reserves                                                        8
VII.      Oversights                                                      9
VIII.     Conversions                                                     9
IX.       Reductions, Terminations, and Changes                           9
X.        Increase in Retention                                          11
XI.       Reinstatement                                                  11
XII.      Expenses                                                       12
XIII.     Claims                                                         12
XIV.      Extra-Contractual Damages                                      15
XV.       Inspection of Records                                          15
XVI.      DAC Tax - Section 1.848-2 (g)(8) Election                      15
XVII.     Insolvency                                                     17
XVIII.    Offset                                                         17
XIX.      Arbitration                                                    18
XX.       Termination                                                    19
XXI.      General Provisions                                             19
XXII.     Confidentiality                                                21
XXIII.    Notices and Communications                                     21
XXIV.     Effective Date                                                 23
XXV.      Execution                                                      23

                                   SCHEDULES

A.        Plans Covered under This Agreement                             24
B.        Basis of Reinsurance                                           27
C.        Foreign National Program                                       28
D.        Table Two to Standard Program                                  30

                                    EXHIBITS

I.        Reinsurance Premium Calculation                                31
II.       Retention, Binding, and Issue Limits                           32
III.      Annual per 1000 YRT Reinsurance Rates                          33

ALL SCHEDULES AND EXHIBITS ATTACHED WILL BE CONSIDERED PART OF THIS REINSURANCE AGREEMENT.

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                                   ARTICLE I
                            PARTIES TO THE AGREEMENT

This Agreement is between Hartford Life Insurance Company (referred to as the Ceding Company), and Transamerica Financial Life Insurance Company (referred to as the Reinsurer).

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured owner or beneficiary of any insurance policy or contract of the Ceding Company. This Agreement will be binding upon the Ceding Company and the Reinsurer and their respective successors and assignees.

                                   ARTICLE II
                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by the Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on an automatic basis, subject to the requirements set forth in Section A below, or on a facultative basis, subject to the requirements set forth in Section B below, or on a facultative obligatory basis, subject to the requirements set forth in Section C below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

A.  Requirements for Automatic Reinsurance

For risks which meet the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the insurance risks as indicated in Schedule B. The requirements for Automatic Reinsurance are as follows:

       1. The individual risk must be a resident of the United States or Canada at the time of application with the exception of the Foreign National Program as specified in Schedule C.

       2. The individual risk must be underwritten according to the Ceding Company's standard underwriting practices and guidelines. Any risk falling into the category of special underwriting programs will be excluded from this Agreement unless previously agreed to by the Reinsurer via a written amendment. Any proposed changes to the Ceding Company's standard underwriting practices or guidelines shall be submitted to the Reinsurer for written approval prior to implementation that impact business reinsured under this Agreement (i.e. underwriting manuals, age and amount underwriting cards, and special underwriting programs).

       3. Any risk offered on a facultative basis other than for size by the Ceding Company to the Reinsurer or any other company will not qualify for Automatic Reinsurance under this Agreement for the same risk and same life.

       4.   The maximum issue age will be 90.

       5. As shown in Exhibit II, the mortality rating on each risk must not exceed Table P.

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       6.   The total face amount of insurance for the Plans of Insurance in
            Schedule A to be reinsured on an automatic basis must not exceed the Automatic Issue Limits and Automatic Binding Limits in Exhibit II.

       7. The total amount of insurance issued and applied for in all companies on each risk must not exceed the jumbo limits as stated in
            Exhibit II.

       8. The Ceding Company shall retain its maximum limit of retention for the age and risk classification of the insured, as shown in Exhibit II, either on previous insurance or insurance currently applied for.

B.  Requirements for Facultative Reinsurance

       1. If the requirements for Automatic Reinsurance are met, but the Ceding Company prefers to apply for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, then the Ceding Company must submit to the Reinsurer all the papers, facsimiles, or sufficient evidence agreed upon between the Ceding Company and the Reinsurer relating to the insurability of the individual life for Facultative Reinsurance.

       2. For applications for Facultative Reinsurance, the Ceding Company will send copies of all of the papers or facsimiles relating to the insurability of the individual risk to the Reinsurer. After the Reinsurer has examined the request, the Reinsurer will promptly notify the Ceding Company of the underwriting offer subject to additional requirements or the final underwriting offer. The final underwriting offer on the individual risk will automatically terminate upon the earlier of the withdrawal of the application or
            (90) ninety days from the date of the final offer, unless coverage is accepted or put in place earlier. This (90) day limitation will be indicated by the Reinsurer on the final reinsurance offer.

       3. Notwithstanding the above, if the requirements for Automatic Reinsurance are met except that the face amount of reinsurance applied for is greater than the Automatic Issue Limit, but does not exceed the Automatic Processing Limit, then the Ceding Company will submit to the Lead Reinsurer (as designated in Schedule B) all papers relating to the insurability of the individual risk. The Lead Reinsurer shall review the papers to determine if the risk should be reinsured by the pool, and, if so, on what basis. The Lead Reinsurer shall provide the Ceding Company with a response within 24 hours of receipt of the papers. Approval of the Lead Reinsurer shall be binding on all other pool members. This process shall be known as Automatic Processing and subject to the limitations in Exhibit II.

C.  Requirements for Facultative Obligatory Reinsurance

The Reinsurer agrees to a facultative obligatory arrangement whereby the Ceding Company may cede a risk to the Reinsurer and the Reinsurer agrees to accept the risk using the Ceding Company's underwriting evaluation, subject to the following conditions:

       1. The requirements for Automatic Reinsurance specified in Article II must be met

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            with one exception. This exception is that the total amount of insurance issued and applied for in all companies on each risk has exceeded the jumbo limits set forth in Exhibit II.

       2. The arrangement is available on all policy forms covered under this Reinsurance Agreement.

       3. The ceded risk is subject to the Facultative Obligatory Automatic Binding Limits and the Facultative Obligatory Automatic Issue Limits, as stated in Exhibit II. However, to the extent that the Reinsurer has already filled its available capacity on the risk, the Reinsurer may deny or reduce the requested capacity by notifying the Ceding Company. In addition, the Reinsurer may choose to provide Facultative Obligatory capacity greater than as specified in Schedule B.

       4. The Reinsurer will have a reasonable amount of time, but not to exceed two (2) business days, to respond to the Ceding Company's request for a Facultative Obligatory risk.

D.  Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

E.  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

                                  ARTICLE III
                                   LIABILITY

A. The Reinsurer's liability for Automatic and Facultative Obligatory Reinsurance will begin simultaneously with the Ceding Company's liability.

B. The Reinsurer's liability for Facultative Reinsurance coverage will begin simultaneously with the Ceding Company's liability once the Reinsurer has accepted the application for Facultative Reinsurance and the Ceding Company has accepted the offer.

C. In no event shall the reinsurance be in force and binding if the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the Ceding Company was not properly licensed.

D. The Reinsurer's liability for reinsurance on the individual risk will terminate when the Ceding Company's liability terminates.

E. The Reinsurer will not be liable for benefits paid under the Ceding Company's conditional receipt or temporary insurance agreement unless all the conditions for the conditional receipt or temporary insurance agreement are met. The Reinsurer's liability under the Ceding Company's conditional receipt or temporary insurance agreement is limited to the lesser of (1) or (2) below:

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       1.   The amount for which the Ceding Company is liable, less its retention shown in Exhibit II, or

       2. The face amount of the application subject to the maximum of, the amount provided by the Ceding Company's Conditional Receipt Application or Temporary Insurance Agreement.

The pre-issue liability applies provided that the Ceding Company has followed its normal cash-with-application procedures for such coverage. After a policy has been issued, no reinsurance benefits are payable under this pre-issue coverage provision.

F. The liability of each pool member shall be separate and not joint with the other pool members.

G. The Reinsurer shall establish reserves on the Reinsurer's portion of the policy on the reserve basis specified in Article VI.

                                   ARTICLE IV
                          NOTIFICATION OF REINSURANCE

A. For Automatic and Facultative Reinsurance, the Ceding Company will notify the Reinsurer on the monthly statement as described in Article V.

B. When reinsurance is reduced or changed, the Ceding Company will notify the Reinsurer on the monthly accounting statement.

                                   ARTICLE V
                              REINSURANCE PREMIUMS

A.  Computation

Premiums for reinsurance under this Agreement will be computed as described in
Exhibit I.

B.  Premium Accounting

       1.   Payment of Reinsurance Premiums

            For Automatic and Facultative Reinsurance, following the close of each calendar month, the Ceding Company will send the Reinsurer a statement and a listing of new business, changes, and terminations. The Reinsurer will refund to the Ceding Company all unearned Annual YRT Reinsurance Premiums not including policy fees, less applicable allowances, arising from reductions, terminations and changes as described in Article IX.

            Annual YRT Reinsurance Premiums, as calculated in Exhibit I, based on the Reinsured Net Amount at Risk, as defined in Schedule B, are paid annual in advance each month for those policies renewing during that month.

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     If a net reinsurance premium balance is payable to the Reinsurer, the
     Ceding Company will forward this balance within (30) thirty days after the close of each month. If a net reinsurance premium balance is payable to the Ceding Company, the balance due will be subtracted from the reinsurance premium payable by the Ceding Company for the current month.

     The reinsurance premiums for all of the reinsurance risks listed on the statement will be delinquent if the net reinsurance premium balance is not received or paid within (30) thirty days after the close of the month.

     When the reinsurance premiums are deemed delinquent, as defined above, a compound interest penalty may be assessed each month the premiums remain delinquent. Interest shall be calculated from the day following the date the premiums are due and payable to the day such premium payment is mailed or the last day of the accounting period, whichever comes first, regardless of holidays and weekends. The rate of interest charged each month shall be the lesser of (i) the 30 Day Treasury Bill rate as published in the Money Rate Section or any successor section of the Wall Street Journal on the first business day following the date the premiums are deemed delinquent or
     (ii) the maximum rate allowed by law in the State of Connecticut. Premiums and interest penalties that remain unpaid shall be carried forward into the next month's interest penalty calculation.

2.   Termination Because of Non-Payment of Premium

     If undisputed reinsurance premiums are delinquent, the Reinsurer has the right to terminate the reinsurance risks on those policies listed on the delinquent monthly statement by giving the Ceding Company (90) ninety days' advance written notice. If the delinquent premiums have not been paid as of the close of this (90) ninety-day period, the Reinsurer's liability will terminate for the risks described in the delinquency notice.

     Regardless of the termination, the Ceding Company will continue to be liable to the Reinsurer for all unpaid reinsurance premiums earned up to the date of termination.

3.   Reinstatement of a Delinquent Statement

     The Ceding Company may reinstate the terminated risks within (60) sixty days after the effective date of termination by paying the unpaid reinsurance premiums for the risks in force prior to the termination. However, the Reinsurer will not be liable for any claim incurred between the date of termination and reinstatement. The effective date of reinstatement will be the day the Reinsurer receives the required back premiums and any assessed interest.

4.   Currency

     The reinsurance premiums and benefits payable under this Agreement will be payable in the lawful money of the United States.

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5.   Detailed Listing

     Before the end of the first quarter, the Ceding Company will send the Reinsurer a detailed listing of all reinsurance in force as of the close of the immediately preceding calendar year.

6.   Guaranteed Rates

     The Reinsurer reserves the right to increase reinsurance premiums only if the Ceding Company increases the rates (including monthly administrative charge, mortality and expense risk rates, face amount mortality and expense risk rate per 1000, and cost of insurance rates) to the policy owner. If the increase to these reinsurance premiums are more than proportional to the increase to the policy owners' cost of insurance rates, the Ceding Company will have the right to recapture the business as of the date of the notice of rate change.

7.   Overpayment of Premium

     If the Ceding Company overpays a reinsurance premium and the Reinsurer accepts the overpayment, the Reinsurer's acceptance will not constitute nor create a reinsurance liability nor result in any additional reinsurance. Instead, the Reinsurer will be liable to the Ceding Company for a credit in the amount of the overpayment.

8.   Underpayment of Premium

     If the Ceding Company fails to make a full premium payment for a policy or policies reinsured hereunder, due to an oversight defined in Article VII, the amount of reinsurance coverage provided by the Reinsurer shall not be reduced. However, once the underpayment is discovered, the Ceding Company will be required to pay to the Reinsurer the difference between the full premium amount and the amount actually paid, without interest. If payment or the full premium is not made within (60) sixty days after the discovery of the underpayment, the underpayment shall be treated as a failure to pay premiums and subject to the conditions of Section B.2, above.

                                   ARTICLE VI
                                    RESERVES

A.  Statutory Reserves for the Mortality Risk of the Policy

[Redacted]

B.  Representations

The Reinsurer represents to the Ceding Company that the Reinsurer is properly licensed or accredited so that the Ceding Company may claim statutory reserve credit on its financial statements filed in all states in which the Ceding Company is licensed to transact insurance business. In the event that as a result of a change in the Reinsurer's licensing or accreditation status, the Ceding Company must obtain security for statutory

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reserve credits taken with respect to this reinsurance agreement, the Reinsurer will establish a trust or letter of credit in a form which meets all applicable standards or law and regulation to enable the Ceding Company to claim such reserve credit on its statutory statements. However, if the form of security to be used is other than a trust or letter of credit, the Ceding Company shall review the alternative method to ensure compliance with applicable laws and regulations regarding statutory reserve credit. In the event the Ceding Company and the Reinsurer agree on an alternative method, this Agreement will be amended to reflect the mutually agreed upon terms applicable to such alternative method. In addition, the Reinsurer may novate this Agreement to a licensed or accredited affiliate, which is acceptable to the Ceding Company. The Reinsurer will bear all expense of establishing any trusts, letters of credit or other means of securing the Ceding Company's statutory reserve credit.

                                  ARTICLE VII
                                   OVERSIGHTS

If there is an unintentional oversight, misunderstanding, delay or error in the administration of this Agreement by the Ceding Company or the Reinsurer, it can be corrected provided the correction takes place within a reasonable time after the oversight, misunderstanding, delay, or error is first discovered. Both the Ceding Company and the Reinsurer will be restored to the position they would have occupied had the oversight or misunderstanding not occurred. Should it not be possible to restore both parties to such a position, the Ceding Company and the Reinsurer shall negotiate in good faith to equitably apportion any resulting liabilities and expenses.

                                  ARTICLE VIII
                                  CONVERSIONS

Conversions from existing term plans of insurance reinsured under this Agreement will be reinsured using the YRT premiums attached as Exhibit I on a point in scale basis up to the original face amount. The converted policy will be reinsured with the Reinsurer in the same proportion as was determined for the original term policy. A term conversion is a contractual right of the policyholder to replace a term policy with a permanent policy without evidence of insurability.

                                   ARTICLE IX
                      REDUCTIONS, TERMINATIONS AND CHANGES

A.  Replacement or Change

If there is a contractual change, the insurance will continue to be reinsured with the Reinsurer at point-in-scale rates.

Exchanges from one single life plan reinsured under this Agreement to a different single life plan will be reinsured at point-in-scale rates. An exchange is a new policy replacing an existing policy where the new policy is not fully underwritten.

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B.  Increases or Decreases

       1. If the policy face amount of a risk reinsured automatically under this Agreement increases and:

           a. The increase is subject to new underwriting evidence, then the provisions of Article II, Section A, shall apply to the increase in reinsurance.

           b. The increase is not subject to new underwriting evidence, the Reinsurer will accept the increase in reinsurance at point-in-scale rates but not to exceed the Automatic Binding Limit.

       2. If the policy face amount increases, the Ceding Company's retention will be filled first, then any remaining risk of the increase will be ceded to the Reinsurer as of the effective date of the increase. If the policy face amount is reduced, the reinsurance will be reduced first, thereby maintaining the Ceding Company's retention.

       3. In the event of a reduction in the face amount of a policy which was ceded facultatively, the Reinsurer's percentage of the reduced face amount shall be the same percentage as set at issue.

       4. A request to increase the face amount of policies that are reinsured on a facultative basis will be submitted to the Reinsurer for acceptance.

C.  Reduction in Retained Coverage

If any portion of the aggregate insurance retained by the Ceding Company on an individual life reduces or terminates, the Ceding Company will recalculate its retention on any remaining risk(s) inforce on that life with the intent of holding the appropriate retention under each applicable reinsurance agreement.

The retention limit which was in effect at the time that each remaining risk was issued will be used. The Ceding Company will not be required to retain an amount in excess of its regular retention limit for the age, mortality rating, and risk classification at the time of issue for any policy. The Ceding Company will first recalculate the retention on the policy(ies) having the same mortality rating as the terminated policy(ies). Order of recalculation will secondarily be determined by policy effective date, oldest first.

D.  Multiple Reinsurers

If a risk is shared by more than one reinsurer, the Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk.

E.  Termination

If the policy for a risk reinsured under this Agreement is terminated, the reinsurance for the risk involved will be terminated on the effective date of termination.

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F.   Mortality Rating

On Automatic Reinsurance, if the Ceding Company requests a change to the risk class or substandard rating, such change will be underwritten according to the Ceding Company's normal underwriting practices and the Reinsurer will accept this change. Mortality rating changes on a facultative basis will be subject to the Reinsurer's approval.

                                   ARTICLE X
                             INCREASE IN RETENTION

A.  If the Ceding Company should increase the retention limits as listed in
    Exhibit II, prompt written notice of the increase must be given to the Reinsurer.

B. In the event of an increase in retention, the Ceding Company will have the option of recapturing the reinsurance up to the increased retention under this Agreement. The Ceding Company may exercise its option to recapture by giving written notice to the Reinsurer within (90) ninety days after the effective date of the increase.

C.  If the Ceding Company exercises its option to recapture, then:

       1. The Ceding Company must reduce the reinsurance on each individual life on which the Ceding Company retained the maximum retention limit for the age and mortality rating that was in effect at the time the reinsurance was ceded to the Reinsurer.

       2.   No recapture will be made to reinsurance on an individual life if
            (a) the Ceding Company retained a special retention limit less than the maximum retention limit for the age and mortality rating in effect at the time the reinsurance was ceded to the Reinsurer, or if
            (b) the Ceding Company did not retain insurance on the life.

       3. The Ceding Company must increase its total amount of insurance on the individual life up to the new retention limit by reducing the reinsurance. If an individual life is shared by more than one reinsurer, the Reinsurer's percentage of the reduced reinsurance will be the same as the initial reinsurance on the individual risk.

       4. The reduction in reinsurance will become effective on the next annual premium anniversary after the individual policy has been inforce for at least ten (10) years.

       5. If more than one policy per life is eligible for recapture, then the eligible policies may be recaptured beginning with the policy with the earliest issue date and continuing in chronological order according to the remaining policies' issue dates.

                                   ARTICLE XI
                                 REINSTATEMENT

If an insurance policy lapses for nonpayment of premium and is reinstated under the Ceding Company's terms and rules, the Reinsurer will reinstate the reinsurance as follows:

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A.  Automatic Cases

The Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance charges under the policy. When the policy is reinstated by the Ceding Company, the reinsurance will be automatically reinstated.

B.  Facultative Cases

If the Ceding Company requires reinstatement evidence of insurability, the Ceding Company will submit it to the Reinsurer for approval. In such cases, the Reinsurer's approval is required for the reinsurance to be reinstated. Upon the Reinsurer's approval, the Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance premium under the policy.

C.  Nonforfeiture Reinsurance Termination

If the Ceding Company has been requested to reinstate a policy that was reinsured while on extended term or reduced paid-up, then such reinsurance will terminate and either automatic or facultative reinstatement procedures will be followed as outlined above in this Article.

                                  ARTICLE XII
                                    EXPENSES

The Ceding Company must pay the expense of all medical examinations, inspection fees and other charges in connection with the issuance of the insurance.

                                  ARTICLE XIII
                                     CLAIMS

A.  Liability

If the Ceding Company is liable for insurance benefits on a policy reinsured under this Agreement, the Reinsurer shall be liable for its portion of the reinsurance on that policy, as described in Schedule B. All reinsurance claim settlements will be subject to the terms and conditions of the particular contract and statutory requirements under which the Ceding Company is liable.

B.  Notification

When the Ceding Company is advised of a claim, the Reinsurer must be notified promptly in writing.

C.  Claim Payment

1.   Automatic and Facultative Obligatory Reinsurance on a Risk

     If a claim is made under insurance reinsured under this Agreement, Reinsurer will abide

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     by the issue as it is settled by the Ceding Company. Copies of proofs or other written matters relating to any claim reimbursements under this Agreement shall be furnished to the Reinsurer upon written request.

2.   Facultative Reinsurance on a Risk

     If a claim is made on a risk reinsured facultatively under this Agreement, the Ceding Company shall submit to Reinsurer all relevant and/or requested documents and papers related to the claim along with Ceding Company's recommendation. Ceding Company shall then wait (10) ten days from the date of mailing during which time Reinsurer shall have the opportunity to advise Ceding Company of its consent or disagreement with the recommendation. In the event Reinsurer does not contact Ceding Company within the (10) ten-day period, Reinsurer shall be deemed to have approved the recommendation and Ceding Company shall be authorized to act accordingly.

3.   Payment of Reinsurance Proceeds

     The Ceding Company will deliver a copy of the proof of death, check copy or proof of payment, and the claimant's statement to the Reinsurer. The Reinsurer will pay the Ceding Company the reinsurance proceeds within fifteen (15) days of final notification of the Ceding Company making the final decision to pay the policy proceeds.

     The Reinsurer shall reimburse the Ceding Company for its proportionate share of any interest paid on claims. Participation in accrued interest by the Reinsurer shall be in accordance with the applicable state statutory regulations.

     Payment of life reinsurance proceeds will be made in a single sum regardless of the Ceding Company's mode of settlement with the payee.

4.   Recapture

     If an undisputed net amount is (60) sixty days past due, for reasons other than those due to an unintentional oversight, as defined in Article VII, the reinsurance benefits will be considered in default, except for any reinsurance claims that are in dispute with the Ceding Company, and the Ceding Company may recapture the reinsurance by providing a (30) thirty day prior written notice, provided payment is not received with that (30) thirty day period. If at the end of the (30) thirty day period, the Reinsurer has not made payment, the Ceding Company may recapture the policies reinsured under this Agreement as described in Article X.

5.   Overdue Reinsurance Proceeds

     The Ceding Company reserves the right to charge interest on reinsurance proceeds. The interest will be calculated according to the 90 Day Federal Government Treasury rate as first published in the Wall Street Journal in the month following the end of the billing period plus 50 basis points. The method of calculation will be simple interest "Bankers' Rule" (or 360 day year).

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D.  Contested Claims

The Ceding Company shall promptly notify the Reinsurer in writing of the Ceding Company's intention to contest a claim. The Ceding Company shall provide the Reinsurer with all papers and the Reinsurer shall have an opportunity to review the papers. Within (5) five working days after receipt of all the necessary papers, the Reinsurer shall have the following options:

       a) Decline to participate in the contest of the claim. The Reinsurer shall thereafter discharge its liability with respect to any contested claim by paying to the Ceding Company the Reinsurer's proportionate share of the claim as if there had been no controversy. Upon such discharge, the Reinsurer shall not be liable for any portion of any "routine expenses" or "non-routine expenses," as defined in Sections F. and G. below, incurred with respect to such claim, nor shall the Reinsurer share in any reduced settlement.

       b) Agree to participate in the contest of the claim. If after consultation with the Ceding Company, the Reinsurer agrees to pay its share based on the results of the contest (agreement to be communicated by the Reinsurer to the Ceding Company in writing), the Reinsurer will pay its share of all "routine expenses" and "non-routine expenses," as defined in Sections F. and G. below, of the contest.

E.  Misstatement of Age or Sex

If the amount of insurance provided by the policy or policies reinsured under this Agreement is increased or reduced because of misstatement of age or sex established after the death of the insured, the Reinsurer will share proportionately with the Ceding Company in this increase or reduction.

F.   Routine Expenses

The Ceding Company will pay the routine expenses incurred in connection with settling claims. These expenses may include compensation of agents and employees and the cost of routine investigations.

G.  Non-Routine Expenses

The Reinsurer will share with the Ceding Company all expenses that are not routine. Expenses that are not routine are those directly incurred in connection with the contest or the possibility of a contest of a claim or the assertion of defenses, including legal expenses. The expenses will be shared in proportion to the Total Net Amount at Risk, as defined in Schedule B, for the Ceding Company and the Reinsurer. However, if the Reinsurer has released the liability under Section D of this Article, the Reinsurer will not share in any expenses incurred after the date of the Reinsurer's release.

H.  Return of Premium for Misrepresentations and Suicides

If a misrepresentation on an application or a death of an insured risk by suicide results in the Ceding Company returning the policy premiums to the policy owner rather than paying the policy benefits, the Reinsurer will refund all of the reinsurance premiums it received on that policy to the Ceding Company. This refund given by the Reinsurer will be in lieu of all other reinsurance benefits payable on that policy under this Agreement.

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I.   Contestable Period

If during the contestable period, Ceding Company is notified of the death of the insured, the Ceding Company will investigate the case.

                                  ARTICLE XIV
                           EXTRA-CONTRACTUAL DAMAGES

In no event will the Reinsurer have any liability for any extra-contractual damages, which are awarded against the Ceding Company as a result of acts, omissions, or course of conduct committed solely by the Ceding Company with no involvement of the Reinsurer in connection with the insurance reinsured under this Agreement. The Reinsurer will, however, pay its share of punitive and/or compensatory damages and/or statutory penalties awarded against the Ceding Company in connection with benefits reinsured under this Agreement if the Reinsurer agreed to the act or course of conduct of the Ceding Company that resulted in the assessment of such damages.

The Reinsurer recognizes that circumstances may arise under which the Reinsurer, in equity, should share, to the extent permitted by law, in paying certain assessed damages. The Reinsurer may be liable for any punitive, statutory or compensatory damages awarded or assessed against the Ceding Company if 1) the Reinsurer elected to join in the contest or denial of the claim, in writing, and
2) in writing, recommended, consented to, or ratified the act or course of conduct of the Ceding Company that ultimately resulted in the assessment of the extra-contractual damages. The extent of such participation by the Reinsurer is dependent upon a good faith assessment of culpability in such case to be determined by the Ceding Company and the Reinsurer. If the parties are unable to agree on the proportionate shares of culpability, the issue will be determined in accordance with Article XIX (Arbitration).

                                   ARTICLE XV
                             INSPECTION OF RECORDS

Either company, their respective employees or authorized representatives, may audit, inspect and examine, during regular business hours, at the home office of either company, any and all books, records, statements, correspondence, reports, other documents that relate to the Reinsurance under this Agreement. The audited party agrees to provide a reasonable work space for such audit, inspection or examination and to cooperate fully and to faithfully disclose the existence of and produce any and all necessary and reasonable materials requested by such auditors, investigators, or examiners. The company performing a routine audit shall contact the other party to determine a reasonable timeframe for the audit. The expense of the respective party's employee(s) or authorized representative(s) engaged in such activities will be borne solely by such party.

                                  ARTICLE XVI
                                    DAC TAX
                        SECTION 1.848-2(g) (8) ELECTION

A. The Ceding Company and the Reinsurer jointly agree to the DAC Tax Election pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations (the "Treasury Regulations")

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     issued under Section 848 of the Internal Revenue Code of 1986, as amended
     (the "Code") whereby:

       (i) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Code section 848(c)(1); and

       (ii) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency.

B. As used in this Article XVI, the terms "net positive consideration", "specified policy acquisition expenses" and "general deductions limitation" are defined by reference to Treasury Regulations Section 1.848-2 and Code
    Section 848 as of November 1, 2002.

C. The method and timing of the exchange of this information shall be as follows:

       (i) The Ceding Company shall submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year.

       (ii) The Reinsurer shall, in turn, complete the schedule by indicating acceptance of the Ceding Company's calculation of net consideration or shall note in writing any discrepancies. The Reinsurer shall return the completed schedule to the Ceding Company by June 1 of each year.

       (iii) If there are any discrepancies between the Ceding Company's and the Reinsurer's calculation of net consideration, the parties shall act in good faith to resolve these discrepancies in a manner that is acceptable to both parties by July 1 of each year.

       (iv) Each party shall attach the final schedule to their respective U.S. federal income tax returns for each taxable year in which consideration is transferred under this Agreement. The schedule shall identify this Agreement and restate the election described in this Article XVI and shall be signed by both parties.

D. This DAC Tax Election shall be effective on the effective date of this Agreement and shall be effective for all years for which this Agreement remains in effect.

E. The Ceding Company and the Reinsurer each represent and warrant that they are subject to U.S. taxation under either the provisions of Subchapter L of Chapter 1 or Subpart F of Part III of Subchapter N of Chapter 1 of the Code.

F. Should the Reinsurer breach the representation and warranty of tax status set forth in this Article of this Agreement, the Reinsurer agrees to indemnify and hold the Ceding Company, its directors, officers, employees, agents, and shareholders harmless from any liability and all liability, loss, damages, fines, penalties, interest, and reasonable attorney's fees, which the Ceding Company, its directors, officers, employees, agents, and shareholders may sustain by reason of such breach.

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                                  ARTICLE XVII
                                   INSOLVENCY

A.  Insolvency of the Reinsurer

If the Reinsurer becomes insolvent as determined by the Regulatory Agency responsible for such determination, amounts due the Reinsurer will be paid net of the terms of this Agreement and directly to the liquidator, receiver, or statutory successor without decrease. In addition, upon the Reinsurer's insolvency, the Ceding Company may cancel this Agreement for future new business as described in Article XX. All reinsurance ceded under this Agreement may be recaptured by the Ceding Company as of the date the Reinsurer fails to meet its obligations under this Agreement.

B.  Insolvency of the Ceding Company

If the Ceding Company should become insolvent, as determined by the Regulatory Agency responsible for such determination, all reinsurance under this Agreement covering risks ceded by the Ceding Company will be payable by the Reinsurer directly to the Ceding Company's liquidator, receiver or statutory successor, on the basis of the liability of the Ceding Company under the policy or policies reinsured and without diminution because of the insolvency of the Ceding Company. However, in the event of such insolvency, the liquidator, receiver, or statutory successor will give written notice of a pending claim against the Ceding Company on the reinsured policy. It will do so within a reasonable time after the claim is filed in the insolvency proceedings. During the pendency of such a claim, the Reinsurer may investigate the claim and may, at its own expense, interpose any defense or defenses which it may deem available to the insolvent Ceding Company, its liquidator, receiver, or statutory successor, in the proceedings where the claim is to be adjudicated.

The expense thus incurred by the Reinsurer will be chargeable against the insolvent Ceding Company, subject to court approval, as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the insolvent Ceding Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elects to interpose defense to the claim, the expense will be apportioned in accord with the terms of the reinsurance agreement as though the expense had been incurred by the insolvent Ceding Company.

                                 ARTICLE XVIII
                                     OFFSET

Any undisputed debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either the Ceding Company or the Reinsurer with respect to this Agreement, shall be offset, and only the balance shall be allowed or paid. In the event the Ceding Company becomes insolvent, offsets shall be allowed in accordance with applicable law.

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                                  ARTICLE XIX
                                  ARBITRATION

The Ceding Company and the Reinsurer mutually understand and agree that the wording and interpretation of this Agreement is based on the usual customs and practice of the insurance and reinsurance industry. While both the Ceding Company and the Reinsurer agree to act in good faith in its dealings with each other, it is understood and recognized that situations may arise in which they cannot reach an agreement.

In the event that any dispute cannot be resolved to mutual satisfaction, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

Within (10) ten days after one of the parties has given the other the first written notification of the specific dispute, each of the parties will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

If the officers cannot resolve the dispute within (30) thirty days of their first meeting, both parties agree that they will submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional (30) thirty days.

No later than (15) fifteen days after the final negotiation meeting, the officers taking part in the negotiation will give both the Ceding Company and the Reinsurer written confirmation that they are unable to resolve the dispute and that they recommend establishment of formal arbitration.

An arbitration panel consisting of (3) three past or present officers of life insurance or life reinsurance companies not affiliated with either of the parties in any way will settle the dispute. Each party will appoint one arbitrator and the two will select a third. If the two arbitrators cannot agree on the choice of a third within (30) thirty days following their appointment, each arbitrator shall nominate three candidates within (10) ten days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

The Ceding Company and the Reinsurer shall bear the expense of its own arbitrator and shall jointly bear with the other the expense of the third arbitrator. In the absence of a decision to the contrary by the arbitration panel, the Ceding Company and the Reinsurer shall jointly share in all other costs of the arbitration.

The arbitration proceedings will be conducted according to the Commercial Arbitration Rules of ARIAS-US, which are in effect at the time the arbitration begins.

The arbitration will take place in Hartford, Connecticut unless the parties mutually agree otherwise.

Within (60) sixty days after the beginning of the arbitration proceedings the arbitrators will issue a written decision on the dispute and a statement of any award to be paid as a result. The

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decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both the Ceding Company and the Reinsurer and there will be no further appeal.

The parties may mutually agree to extend any of the negotiation or arbitration periods shown in this Article.

Unless otherwise decided by the arbitrators, the parties will share in their proportion of all expenses resulting from the arbitration, including the fees and expenses for the arbitrators, except that each party will be responsible for its own attorneys' fees.

                                   ARTICLE XX
                                  TERMINATION

A. The Ceding Company and the Reinsurer may terminate this Agreement as it applies to the new business of each by giving (90) ninety days' written notice of termination. The day the notice is deposited in the mail addressed to the Home Office, or to an Officer of each party, will be the first day of the (90) ninety-day period. In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties becomes insolvent as described in Article XVII.

B. During the (90) ninety-day period, this Agreement will continue to be in force between the terminating parties.

C. After termination, the terminating parties shall remain liable under the terms of this Agreement for all Automatic and Facultative Reinsurance that becomes effective prior to termination of this Agreement. After termination, the Reinsurer shall be liable for all Automatic and Facultative Reinsurance that has an application date on or before the effective date of the termination.

                                  ARTICLE XXI
                               GENERAL PROVISIONS

A.  Entire Contract

This Agreement with any attached Schedules and Exhibits shall constitute the entire contract between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed herein.

B.  Modifications

Any modification or change to the provisions of this Agreement shall be null and void unless set forth in a written amendment to the Agreement which is signed by all parties to the amendment.

C. Severability

In the event that any provision or term of this Agreement shall be held by any court,

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arbitrator, or administrative agency to be invalid, illegal or unenforceable, all of the other terms and provisions shall remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if any provision or term is held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate the Agreement to carry out the original intent of the parties.

D.  Survival

All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the parties' rights or obligations hereunder existing at the time of termination.

E.  Non-Waiver

No waiver by either party of any violation or default by the other party in the performance of any promise, term or condition of this Agreement shall be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between the parties shall be deemed to establish any custom or usage waiving or modifying any provision hereof. The failure of either party to enforce any part of this Agreement shall not constitute a waiver by such party of its right to do so, nor shall it be deemed to be an act of ratification or consent.

F.  Governing Law

This Agreement shall be governed by the laws of the state of Connecticut.

G.  Assignment

Neither party may assign any of its rights, duties or obligations under this Agreement without the prior written consent of the other party.

H.  Counterparts

This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

I.  Force Majeure

Neither party shall be liable for any delay or non-performance of any covenant contained herein nor shall any such delay or non-performance constitute a default hereunder, or give rise to any liability for damages if such delay or non-performance is caused by an event of "force majeure." As used herein, the term "Force Majeure," means an event, explosion, action of the elements, strike or other labor relations problem, restriction or restraint imposed by law, rule or regulation of any public authority, whether federal, state or local, and whether civil or military, act of any military authority, interruption of transportation facilities or any other cause which is beyond the reasonable control of such party and which by the exercise of reasonable diligence such party is unable to prevent. The existence of any event of Force Majeure shall extend the term of

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performance on the part of such party to complete performance in the exercise of reasonable diligence after the event of Force Majeure has been removed.

J.  No Limitation on Disclosure of Tax Treatment

Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, each party to this Agreement (and each employee, representative, or other agent of such party) may consult any tax advisor regarding the U.S. federal income tax treatment or tax structure of the transaction (the "Tax Transaction"), and disclose to any and all persons, without limitation of any kind, the Tax Treatment and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to the Tax Treatment. The permission to disclose the Tax Treatment is limited to any facts relevant to the U.S. federal income Tax Treatment and does not include information relating to the identity of the parties.

                                  ARTICLE XXII
                                CONFIDENTIALITY

As used herein, "Confidential Information" means all of the confidential, proprietary, or trade secret information, including, but not limited to, all information on the Ceding Company's customers and claimants and other information the Ceding Company discloses to the Reinsurer or the Reinsurer discloses to the Ceding Company. The term "Confidential Information" does not include any information which (i) at the time of disclosure or thereafter is generally available to and known by the public other than by way of a wrongful disclosure by a party or its Representatives; (ii) was available on a non-confidential basis from a source other than the parties hereto or their Representatives, provided that such source is not and was not bound by a confidentiality agreement with a party hereto; or (iii) was independently developed without violating any obligations under this Agreement and without the use of any Confidential Information.

The Ceding Company and the Reinsurer shall maintain the confidentiality of the other party's Confidential Information, shall use it only for purposes for which it was disclosed and shall not disclose it to any other person except to employees, agents, and other persons who need to know such Confidential Information to carry out the purposes for which it was disclosed and who agree to maintain the confidentiality of the information provided herein. Notwithstanding the foregoing, it is understood and agreed that the parties will not be prohibited from disclosing confidential information as might be necessary for purposes of retrocession of the reinsured business, during the course of external audits or as required or permitted by applicable law or court order.

                                 ARTICLE XXIII
                           NOTICES AND COMMUNICATIONS

All notices and other communications hereunder shall be in writing and shall be either (a) personally delivered, (b) delivered by messenger, (c) sent by a nationally recognized overnight courier, (d) sent by fully completed and confirmed facsimile transmission or (e) deposited in the mail, registered or certified, with postage prepaid, return receipt requested, as follows:

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If to the Ceding Company:            If to the Reinsurer:

Individual Life Director of          VP of New Business Acquisition
Reinsurance
Hartford Life                        Transamerica Reinsurance
200 Hopmeadow Street                 401 North Tryon Street, Suite 800
Simsbury, CT 06089                   Charlotte, NC 28202
Facsimile:(860) 843-5860             Facsimile:(704) 331-0386

Copy (which shall not constitute     Copy (which shall not constitute
notice) to:                          notice) to:

Chief Actuary                        Chief Actuary
Hartford Life                        Transamerica Reinsurance
200 Hopmeadow Street                 401 North Tryon Street, Suite 800
Simsbury, CT 06089                   Charlotte, NC 28202
Facsimile:(860) 843-8981

General Counsel                      General Counsel
Hartford Life                        Transamerica Reinsurance
200 Hopmeadow Street                 401 North Tryon Street, Suite 800
Simsbury, CT 06089                   Charlotte, NC 28202
Facsimile:(860) 843-8665             Facsimile:(704) 330-5879

Or such other address or fax number as any party may request by notice given under this section. The foregoing shall not preclude the effectiveness of actual written notice given to a party at any address or by any means.

XXIV: [Redacted]

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November 1, 2002 for facultative business and December 1, 2002 for automatic business.

                                  ARTICLE XXV
                                   EXECUTION

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:      /s/ [ILLEGIBLE]                Attest:  /s/ [ILLEGIBLE]
         -----------------------------           -----------------------------
Title:   Vice President General         Title:   Executive Vice President
         Counsel
Date:    12/23/04                       Date:    12/23/04

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach         Attest:  /s/ Michael J. Roscoe
         -----------------------------           -----------------------------
         Thomas P. Kalmbach, FSA, MAAA           Michael J. Roscoe, FSA, MAAA
         Assistant Vice President                Vice President and Actuary
                                                 Individual Life Product
                                                 Management
Date:    12/20/2004                     Date:    12/20/2004

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

TYPE OF BUSINESS    Individual life insurance issued by the Ceding Company

UPSCALE PRODUCTS                                                          RIDERS
------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life              Other Covered Insured
Stag Variable Life Accumulator                      Term Rider (base or other insured)
Stag Universal Life                                 ADB Benefit (not reinsured)
SPVL (Fully underwritten only)                      Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)                     Waiver of Monthly Deduction
One Year Term                                       Waiver of Specified Amount
Stag Whole Life                                     Enhanced No Lapse Guarantee Rider
                                                    Estate Tax Repeal Benefit Rider
                                                    Level Compensation Endorsement
                                                    Children's Life Insurance Rider
                                                    Maturity Date Extension
                                                    Guaranteed COI Benefit Rider
                                                    Mortality and Expense Risk Rates Rider

MIDDLE AMERICA PRODUCTS                                                   RIDERS
------------------------------------------------------------------------------------------------------
LBSI UL                                             Term Rider (base or other insured)
Life Solutions I UL                                 Waiver of Premium Riders
Life Solutions II UL                                Waiver of Monthly Deduction Riders
20 Year Term                                        Additional Purchase Option Rider
                                                    Disability Income Rider

WOODBURY PRODUCTS
------------------------------------------------------------------------------------------------------
Hartford Stag Wall Street Variable Universal Life   Term Rider
                                                    ADB (not reinsured)
                                                    Waiver of Monthly Deduction
                                                    Waiver of Specified Amount
                                                    Cost of Living Adjustment Rider
                                                    Child Rider
                                                    Accelerated Benefit Rider
                                                    Specify Monthly Deductions
                                                    Enhanced No Lapse Guarantee

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a life time option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

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

                                   SCHEDULE B
                              BASIS OF REINSURANCE

REINSURANCE POOL SHARE:

[Redacted]

LEAD REINSURER:

[Redacted]

AUTOMATIC REINSURANCE

The Ceding Company will retain its available retention on each risk as referenced in Exhibit II. The Reinsurance Pool Share of the remainder will be ceded to the Reinsurer for reinsurance.

FACULTATIVE REINSURANCE

The Reinsurer will accept X% (as determined at issue) of the risk.

NET AMOUNT AT RISK DEFINITION:

[Redacted]

MINIMUM FACULATIVE REINSURANCE CESSION:

[Redacted]

FACULTATIVE OBLIGATORY:

[Redacted]

The Reinsurer shall provide the following Facultative Obligatory capacity:

[Redacted]

Single Life Excess Pool
Between HLIC and Transamerica
Effective 11/01/2002 Fac / 12/01/2002 Auto

                                  SCHEDULE C:
                            FOREIGN NATIONAL PROGRAM

The Reinsurer and the Ceding Company agree that the Ceding Company's Foreign National business will be reinsured under the terms of this Agreement except for the following differences:

TYPE OF REINSURANCE

Individual life policies under this program will be on a first dollar quota share basis

FOREIGN NATIONAL REINSURANCE POOL SHARE

[Redacted]

CEDING COMPANY'S RETENTION

[Redacted]

FOREIGN NATIONAL AUTOMATIC POOL BINDING LIMIT (EXCLUDES RETENTION)

[Redacted]

For issue ages through 75 and Table D:

[Redacted]

JUMBO LIMIT:

[Redacted]

UNDERWRITING GUIDELINES

[Redacted]

Single Life Excess Pool
Between HLIC and Transamerica
Effective 11/01/2002 Fac / 12/01/2002 Auto

                      SCHEDULE C: FOREIGN NATIONAL PROGRAM

                                     [Redacted]

Single Life Excess Pool
Between HLIC and Transamerica
Effective 11/01/2002 Fac / 12/01/2002 Auto

                                   SCHEDULE D
                          TABLE 2 TO STANDARD PROGRAM

Although the Reinsurer is not participating, the Reinsurer agrees that the Ceding Company will be allowed to participate in a Table 2 to Standard Program as outlined below.

ELIGIBILITY REQUIREMENTS

-   Case's Minimum Face: [Redacted]

-   Maximum Cession: [Redacted]

-   Athletes, Entertainers, Aviation Maximum Cession: [Redacted]

-   Issue Ages:            5-75

- The risk must be a true table 2 based on the Ceding Company's normal underwriting guidelines.

- The case must meet the requirements for Automatic Reinsurance as described in Article II, except that the Ceding Company will not be required to retain its maximum limit of retention on amounts ceded to the Program (see "Allocation" section below).

-   Automatic Processing and Facultative Obligatory cases are not eligible.

- No increasing face designs or riders (except mortgage market step up options are acceptable.)

-   No foreign nationals or foreign residents. Canadian or US residents only.

-   Riders on either the base insured or another insured are eligible.

- Flat extras equivalent to or less than a table 2 are eligible. Equivalence determined as follows:

ISSUE AGES           FLAT EXTRA PER THOUSAND X NUMBER OF YEARS APPLIED

[Redacted]

REINSURANCE RATES

[Redacted]

Same as rates charged by the Reinsurer for the standard class (male or female, nicotine or non nicotine, as appropriate) under this Agreement.

ELIGIBLE PRODUCTS:

LBSI
Life Solutions I UL
Life Solutions II UL
20 Year Term
Hartford Stag Wall Street Variable Universal Life

Single Life Excess Pool
Between HLIC and Transamerica
Effective 11/01/2002 Fac / 12/01/2002 Auto

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION

1.  REINSURANCE PREMIUM

ANNUAL YRT REINSURANCE PREMIUM

[Redacted]

2.  PREMIUM TAX

Premium tax will not be reimbursed.

3.  FLAT EXTRA ALLOWANCES

The flat extra premium paid to the Reinsurer will be the annual flat extra rate which the Ceding Company charges the insured less the allowances below times the Reinsured Net Amount at Risk.

DURATION OF FLAT EXTRA         FIRST YEAR              RENEWAL YEARS
-------------------------------------------------------------------------
Less than 5 years              [Redacted]               [Redacted]
5 years or more

4.  RIDERS

Term riders, cost of living riders, and other riders providing additional or increasing coverage will use the same methods and YRT rates as the base plan. Waiver of premium rates are attached and are per dollar of annualized amount. Deduction amount waiver rates (also called "waiver of monthly deductions") are attached, and the charge for this benefit is a rate times the monthly deduction amount. Our retention on both types of waivers is proportional to our retention on the death benefit. For both the Waiver of Premium and Waiver of Monthly Deduction, the reinsurance premium will be net of the following allowances:

FIRST YEAR               RENEWAL YEARS
------------------------------------------
[Redacted]                 [Redacted]

Single Life Excess Pool
Between HLIC and Transamerica
Effective 11/01/2002 Fac / 12/01/2002 Auto

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS -- NOT LS, CUSTOM TERM,
                                  & STAG UL+)
                           EFFECTIVE NOVEMBER 1, 2002

RETENTION LIMIT

[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)

[Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)

[Redacted]

AUTOMATIC PROCESSING LIMIT (INCLUDES RETENTION)

[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)

[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)

[Redacted]

JUMBO LIMIT

[Redacted]

Single Life Excess Pool
Between HLIC and Transamerica
Effective 11/01/2002 Fac / 12/01/2002 Auto

                                  EXHIBIT III

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached.
These rates are used for both Automatic, Facultative Obligatory, and Facultative policies.

                    PRODUCTS USING MULTI-CLASS RATE TABLES:

                                     [Redacted]

                     Stag Protector Variable Universal Life
                    Stag Accumulator Variable Universal Life
                              Stag Universal Life
                                Stag Whole Life
               Hartford Stag Wall Street Variable Universal Life

                     PRODUCTS USING UNI-CLASS RATE TABLES:

                                     [Redacted]

                                    LBSI UL
                              Life Solutions I UL
                              Life Solutions II UL
                                  20 Year Term
                                    ART (CW)
                             5 & 10 Year Term (NY)
                                      SPVL
                                 One Year Term

Single Life Excess Pool
Between HLIC and Transamerica
Effective 11/01/2002 Fac / 12/01/2002 Auto

EXHIBIT III

SINGLE LIFE 2002 MULTICLASS ANNUAL YRT PER 1000 REINSURANCES RATES

[Redacted]

                                Monthly Per 1000
                           Waiver of Specified Amount

MALE                 FEMALE           UNISEX
-------------------------------------------------
[Redacted]         [Redacted]       [Redacted]

                                  AMENDMENT 1
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                                 ("REINSURER")

                                    RECITALS

WHEREAS, Reinsurer currently reinsures Ceding Company's plans or policies under the Agreement; and

WHEREAS, Ceding Company and Reinsurer wish to amend or modify, Schedule A under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, Ceding Company and Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule A to reflect the inclusion of the Foreign Travel Exclusion Rider as a plan to be reinsured under the terms of this Reinsurance Agreement.

The parties agree to remove Schedule A, in its entirety and replace it with the attached Schedule A, effective November 1, 2002 for Facultative business and December 1, 2002 for Automatic business.

The Underwriting Guidelines for the Foreign Travel Exclusion Rider are added as Foreign Travel Exclusion Rider Exhibit IV.

The List of Countries and Jurisdictions for the Foreign Travel Exclusion Rider are added as Foreign Travel Exclusion Rider Exhibit V.

Single Life 12/01/2002 -- Amendment 1
Between HLIC and Transamerica Financial

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

In witness of the foregoing, Ceding Company and Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of November 1, 2002 for Facultative business and December 1, 2002 for Automatic business.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:     /s/ Jennifer Fossland         By:     /s/ Glenn Cunningham
        ----------------------------          ----------------------------
Name:   Jennifer Fossland             Name:   Glenn Cunningham
Title:  Second Vice President         Title:  Senior Vice President
Date:   October 25, 2005              Date:   October 25, 2005

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach        By:     /s/ Patricia L. Harris
        ----------------------------          ----------------------------
Name:   Thomas P. Kalmbach            Name:   Patricia L. Harris
Title:  Assistant Vice President, 2   Title:  Assistant Vice President, IL
        Product Development                   Product Development
Date:   10/28/2005                    Date:   10/28/05

Single Life 12/01/2002 -- Amendment 1
Between HLIC and Transamerica Financial

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

TYPE OF BUSINESS          Individual life insurance issued by the Ceding Company

UPSCALE PRODUCTS                                                                 RIDERS
----------------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life                   Other Covered Insured
Stag Variable Life Accumulator                           Term Rider (base or other insured)
Stag Universal Life                                      ADB Benefit (not reinsured)
SPVL (Fully underwritten only)                           Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)                          Waiver of Monthly Deduction
One Year Term                                            Waiver of Specified Amount
Stag Whole Life                                          Enhanced No Lapse Guarantee Rider
                                                         Estate Tax Repeal Benefit Rider
                                                         Level Compensation Endorsement
                                                         Children's Life Insurance Rider
                                                         Maturity Date Extension
                                                         Guaranteed COI Benefit Rider
                                                         Mortality and Expense Risk Rates Rider
                                                         Foreign Travel Exclusion Rider

MIDDLE AMERICA PRODUCTS                                                          RIDERS
----------------------------------------------------------------------------------------------------------------
LBSI UL                                                  Term Rider (base or other insured)
Life Solutions I UL                                      Waiver of Premium Riders
Life Solutions II UL                                     Waiver of Monthly Deduction Riders
20 Year Term                                             Additional Purchase Option Rider
                                                         Disability Income Rider

WOODBURY PRODUCTS
----------------------------------------------------------------------------------------------------------------
Hartford Stag Wall Street Variable Universal Life        Term Rider
                                                         ADB (not reinsured)
                                                         Waiver of Monthly Deduction
                                                         Waiver of Specified Amount
                                                         Cost of Living Adjustment Rider
                                                         Child Rider
                                                         Accelerated Benefit Rider
                                                         Specify Monthly Deductions
                                                         Enhanced No Lapse Guarantee

Single Life 12/01/2002 -- Amendment 1
Between HLIC and Transamerica Financial

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value. This rider is currently available on Stag Variable Life Accumulator and Stag Protector Variable Universal Life.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Single Life 12/01/2002 -- Amendment 1
Between HLIC and Transamerica Financial

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Single Life 12/01/2002 -- Amendment 1
Between HLIC and Transamerica Financial

                   FOREIGN TRAVEL EXCLUSION RIDER EXHIBIT IV
                            UNDERWRITING GUIDELINES

Single Life 12/01/2002 -- Amendment 1
Between HLIC and Transamerica Financial

                    FOREIGN TRAVEL EXCLUSION RIDER EXHIBIT V
                      LIST OF COUNTRIES AND JURISDICTIONS

LIST OF COUNTRIES AND JURISDICTIONS
----------------------------------------------------------------------------------------------
AFRICA:                              EUROPE:               LATIN & SOUTH AMERICA:
Canary Island                        Andorra               Argentina
South Africa                         Austria               Brazil
                                     Belgium               Chile
ASIA PACIFIC:                        Bulgaria              Costa Rica
Australia                            Czech Republic        Ecuador
Fiji                                 Denmark               El Salvador
Guam                                 Estonia               Mexico
Hong Kong                            Finland               Panama
Japan                                France                Uruguay
Macau                                Germany
Marshall Islands                     Gibraltar
Micronesia                           Greece
New Caledonia                        Greenland             CARIBBEAN:
New Zealand                          Hungary               Anguila
Niue                                 Iceland               Bahamas
Okinawa                              Ireland               Barbados
Samoa                                Italy                 Bermuda
Singapore                            Latvia                British Virgin Islands
Tonga                                Liechtenstein         Cayman Islands
Tuvalu                               Lithuania             Dominica
Vanuatu                              Luxembourg            Dominican Republic
                                     Malta                 Grenada
NORTH AMERICA:                       Moldova               Guadalupe
Canada                               Monaco                Jamaica
United States                        Netherlands           Marinique
                                     Norway                Netherlands Antilles
                                     Poland                Puerto Rico
                                     Portugal              St. Lucia
                                     Romania               St. Vincent & Grenadinen
                                     Sicily                Trinidad & Tobago
                                     Slovak Republic       Turks & Caicos Islands
                                     Slovenia              U. S. Virgin Islands
                                     Spain
                                     Sweden
                                     Switzerland
                                     United Kingdom

Single Life 12/01/2002 -- Amendment 1
Between HLIC and Transamerica Financial

                                  AMENDMENT 2
                           EFFECTIVE DECEMBER 1, 2003

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Schedule A under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule A to reflect the inclusion of Stag Variable Life Accumulator II, Stag Protector Variable Universal Life II and the Policy Continuation Rider as plans to be reinsured under the terms of this Reinsurance Agreement.

The parties agree to remove Schedule A, in its entirety and replace it with the attached Schedule A, effective December 1, 2003.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 2
Between HLIC and TFLIC

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of December 1, 2003.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Name:   Susan Mack                    Name:   Glenn Cunningham
By:     /s/ Susan Mack                Attest: /s/ Glenn Cunningham
        ----------------------------          ----------------------------
Title:  Vice President & Counsel      Title:  Vice President
Date:   September 29, 2005            Date:   September 29, 2005

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach        Attest: /s/ Mike Roscoe
        ----------------------------          ----------------------------
Name:   Thomas P. Kalmbach            Name:   Mike Roscoe
Title:  Assistant Vice President, IL  Title:  Vice President, Product
        Product Development                   Development
Date:   10/7/2005                     Date:   10/7/2005

Single Life 12/01/2002 -- Amendment 2
Between HLIC and TFLIC

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE DECEMBER 1, 2003

TYPE OF BUSINESS      Individual life insurance issued by the Ceding Company

UPSCALE PRODUCTS                                                                 RIDERS
----------------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life                   Other Covered Insured
Stag Variable Life Accumulator                           Term Rider (base or other insured)
Stag Universal Life                                      ADB Benefit (not reinsured)
SPVL (Fully underwritten only)                           Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)                          Waiver of Monthly Deduction
One Year Term                                            Waiver of Specified Amount
Stag Whole Life                                          Enhanced No Lapse Guarantee Rider
Stag Protector Variable Universal Life II                Estate Tax Repeal Benefit Rider
Stag Variable Life Accumulator II                        Level Compensation Endorsement
                                                         Children's Life Insurance Rider
                                                         Maturity Date Extension
                                                         Guaranteed COI Benefit Rider
                                                         Mortality and Expense Risk Rates Rider
                                                         Foreign Travel Exclusion Rider
                                                         Policy Continuation Rider

MIDDLE AMERICA PRODUCTS                                                          RIDERS
----------------------------------------------------------------------------------------------------------------
LBSI UL                                                  Term Rider (base or other insured)
Life Solutions I UL                                      Waiver of Premium Riders
Life Solutions II UL                                     Waiver of Monthly Deduction Riders
20 Year Term                                             Additional Purchase Option Rider
                                                         Disability Income Rider

WOODBURY PRODUCTS
----------------------------------------------------------------------------------------------------------------
Hartford Stag Wall Street Variable Universal Life        Term Rider
                                                         ADB (not reinsured)
                                                         Waiver of Monthly Deduction
                                                         Waiver of Specified Amount
                                                         Cost of Living Adjustment Rider
                                                         Child Rider
                                                         Accelerated Benefit Rider
                                                         Specify Monthly Deductions
                                                         Enhanced No Lapse Guarantee

Single Life 12/01/2002 -- Amendment 2
Between HLIC and TFLIC

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value. This rider is currently available on Stag Variable Life Accumulator and Stag Protector Variable Universal Life.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Single Life 12/01/2002 -- Amendment 2
Between HLIC and TFLIC

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE DECEMBER 1, 2003

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Single Life 12/01/2002 -- Amendment
Between HLIC and TFLIC

                                  AMENDMENT 3
                            EFFECTIVE MARCH 1, 2004

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, Reinsurer currently reinsures Ceding Company's plans or policies under the Agreement; and

WHEREAS, Ceding Company and Reinsurer wish to amend or modify, Schedule C under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, Ceding Company and Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule C to reflect the change in the Foreign National Reinsurance Pool Share from [Redacted] for policies issued on or after the effective date of this amendment.

The parties agree to remove Schedule C, in its entirety and replace it with the attached Schedule C, effective March 1, 2004.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 3
Between HLIC and TFLIC

In witness of the foregoing, Ceding Company and Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of March 1, 2004.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Name:  Glenn Cunningham                Name:   Susan Mack
By:    /s/ Glenn Cunningham            Attest: /s/ Susan Mack
       ------------------------------          ------------------------------
Title: Vice President                  Title:  Vice President & Counsel
Date:  October 4, 2005                 Date:   October 4, 2005

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach          Attest: /s/ Mike Roscoe
       ------------------------------          ------------------------------
Name:  Thomas P. Kalmbach              Name:   Mike Roscoe
Title: Assistant Vice President, IL    Title:  Vice President, ILD Product
       Product Development                     Development
Date:  10/7/2005                       Date:   10/7/2005

Single Life 12/01/2002 -- Amendment 3
Between HLIC and TFLIC

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                            EFFECTIVE MARCH 1, 2004

The Reinsurer and the Ceding Company agree that the Ceding Company's Foreign National business will be reinsured under the terms of this Agreement except for the following differences:

TYPE OF REINSURANCE
Individual life policies under this program will be on a first dollar quota share basis

FOREIGN NATIONAL REINSURANCE POOL SHARE

[Redacted]

CEDING COMPANY'S RETENTION

[Redacted]

previous paragraph.

FOREIGN NATIONAL AUTOMATIC POOL BINDING LIMIT (EXCLUDES RETENTION) For issue ages through 75 and Table D:

[Redacted]

JUMBO LIMIT:

[Redacted]

UNDERWRITING GUIDELINES

[Redacted]

Single Life 12/01/2002 -- Amendment 3
Between HLIC and TFLIC

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                            EFFECTIVE MARCH 1, 2004

Single Life 12/01/2002 -- Amendment 3
Between HLIC and TFLIC

                                  AMENDMENT 4
                            EFFECTIVE MARCH 1, 2004

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Exhibit II under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Exhibit II to reflect the change in the Automatic Binding Limit from [Redacted] and the change in the Automatic Issue Limit from [Redacted] for policies issued on or after the effective date.

The parties agree to remove Exhibit II, in its entirety and replace it with the attached Exhibit II, effective March 1, 2004.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 4
Between HLIC and TFLIC

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of March 1, 2004.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:    /s/ Susan Mack                  Attest: /s/ Glenn Cunningham
       ------------------------------          ------------------------------
Name:  Susan Mack                      Name:   Glenn Cunningham
Title: Vice President & Counsel        Title:  Vice President
Date:  September 29, 2005              Date:   September 29, 2005

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach          Attest: /s/ Mike Roscoe
       ------------------------------          ------------------------------
Name:  Thomas P. Kalmbach              Name:   Mike Roscoe
Title: Assistant Vice President, IL    Title:  Vice President, ILD Product
       Product Development                     Development
Date:  10/7/2005                       Date:   10/7/2005

Single Life 12/01/2002 -- Amendment 4
Between HLIC and TFLIC

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS -- NOT LS, CUSTOM TERM,
                                  & STAG UL+)
                            EFFECTIVE MARCH 1, 2004

RETENTION LIMIT

[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)

[Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)

[Redacted]

AUTOMATIC PROCESSING LIMIT (INCLUDES RETENTION)

[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)

[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)

[Redacted]

JUMBO LIMIT

[Redacted]

Single Life 12/01/2002 -- Amendment 4
Between HLIC and TFLIC

                                  AMENDMENT 5
                            EFFECTIVE JULY 21, 2003

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Article II, Section A, Part 3 under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Article II, Section A, Part 3 to reflect the change in the requirements for automatic reinsurance, for policies issued on or after the effective date.

The parties agree to remove Article II, Section A, Part 3 in its entirety and replace it with the attached Article II, Section A, Part 3 effective July 21, 2003.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 5
Between HLIC and TFLIC

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of July 21, 2003.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:    /s/ Susan Mack                  Attest: /s/ Glenn Cunningham
       ------------------------------          ------------------------------
Name:  Susan Mack                      Name:   Glenn Cunningham
Title: Vice President & Counsel        Title:  Vice President
Date:  September 29, 2005              Date:   September 29, 2005

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach          Attest: /s/ Mike Roscoe
       ------------------------------          ------------------------------
Name:  Thomas P. Kalmbach              Name:   Mike Roscoe
Title: Assistant Vice President, IL    Title:  Vice President, ILD Product
       Product Development                     Development
Date:  10/7/2005                       Date:   10/7/2005

Single Life 12/01/2002 -- Amendment 5
Between HLIC and TFLIC

                                   ARTICLE II
                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by the Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on an automatic basis, subject to the requirements set forth in Section A below, or on a facultative basis, subject to the requirements set forth in Section B below, or on a facultative obligatory basis, subject to the requirements set forth in Section C below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

A  Requirements for Automatic Reinsurance

For risks which meet the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the insurance risks as indicated in Schedule B. The requirements for Automatic Reinsurance are as follows:

       1. The individual risk must be a resident of the United States or Canada at the time of application with the exception of the Foreign National Program as specified in Schedule C.

       2. The individual risk must be underwritten according to the Ceding Company's standard underwriting practices and guidelines. Any risk falling into the category of special underwriting programs will be excluded from this Agreement unless previously agreed to by the Reinsurer via a written amendment. Any proposed changes to the Ceding Company's standard underwriting practices or guidelines shall be submitted to the Reinsurer for written approval prior to implementation that impact business reinsured under this Agreement (i.e. underwriting manuals, age and amount underwriting cards, and special underwriting programs).

       3. Any new policy on the life of an insured who was previously submitted to the Reinsurer on a facultative basis will qualify for Automatic Reinsurance if at least 3 years have elapsed since the previous policy was submitted on a facultative basis by the Ceding Company to the Reinsurer or any other current pool reinsurer under this Agreement, unless the original reason for submitting facultatively no longer applies (for example, with Jumbo policies, then the three (3) year rule will not be enforced).

       4.   The maximum issue age will be 90.

       5. As shown in Exhibit II, the mortality rating on each risk must not exceed Table P.

       6. The total face amount of insurance for the Plans of Insurance in Schedule A to be reinsured on an automatic basis must not exceed the Automatic Issue Limits and Automatic Binding Limits in Exhibit II.

       7. The total amount of insurance issued and applied for in all companies on each risk must not exceed the Jumbo Limits as stated in
            Exhibit II.

       8. The Ceding Company shall retain its maximum limit of retention for the age and risk classification of the insured, as shown in Exhibit II, either on previous

Single Life 12/01/2002 -- Amendment 5
Between HLIC and TFLIC
            insurance or insurance currently applied for.

B  Requirements for Facultative Reinsurance

       1. If the requirements for Automatic Reinsurance are met, but the Ceding Company prefers to apply for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, then the Ceding Company must submit to the Reinsurer all the papers, facsimiles, or sufficient evidence agreed upon between the Ceding Company and the Reinsurer relating to the insurability of the individual life for Facultative Reinsurance.

       2. For applications for Facultative Reinsurance, the Ceding Company will send copies of all of the papers or facsimiles relating to the insurability of the individual risk to the Reinsurer. After the Reinsurer has examined the request, the Reinsurer will promptly notify the Ceding Company of the underwriting offer subject to additional requirements or the final underwriting offer. The final underwriting offer on the individual risk will automatically terminate upon the earlier of the withdrawal of the application or
            (90) ninety days from the date of the final offer, unless coverage is accepted or put in place earlier. This (90) day limitation will be indicated by the Reinsurer on the final reinsurance offer.

       3. Notwithstanding the above, if the requirements for Automatic Reinsurance are met except that the face amount of reinsurance applied for is greater than the Automatic Issue Limit, but does not exceed the Automatic Processing Limit, then the Ceding Company will submit to the Lead Reinsurer (as designated in Schedule B) all papers relating to the insurability of the individual risk. The Lead Reinsurer shall review the papers to determine if the risk should be reinsured by the pool, and, if so, on what basis. The Lead Reinsurer shall provide the Ceding Company with a response within 24 hours of receipt of the papers. Approval of the Lead Reinsurer shall be binding on all other pool members. This process shall be known as Automatic Processing and subject to the limitations in Exhibit II.

C  Requirements for Facultative Obligatory Reinsurance

The Reinsurer agrees to a facultative obligatory arrangement whereby the Ceding Company may cede a risk to the Reinsurer and the Reinsurer agrees to accept the risk using the Ceding Company's underwriting evaluation, subject to the following conditions:

       1. The requirements for Automatic Reinsurance specified in Article II must be met with one exception. This exception is that the total amount of insurance issued and applied for in all companies on each risk has exceeded the Jumbo Limits set forth in Exhibit II.

       2. The arrangement is available on all policy forms covered under this Reinsurance Agreement.

       3. The ceded risk is subject to the Facultative Obligatory Automatic Binding Limits and the Facultative Obligatory Automatic Issue Limits, as stated in Exhibit II. However, to the extent that the Reinsurer has already filled its available capacity

Single Life 12/01/2002 -- Amendment 5
Between HLIC and TFLIC
            on the risk, the Reinsurer may deny or reduce the requested capacity by notifying the Ceding Company. In addition, the Reinsurer may choose to provide Facultative Obligatory capacity greater than as specified in Schedule B.

       4. The Reinsurer will have a reasonable amount of time, but not to exceed two (2) business days, to respond to the Ceding Company's request for Facultative Obligatory risk.

D  Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

E  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

Single Life 12/01/2002 -- Amendment 5
Between HLIC and TFLIC

                                  AMENDMENT 6
                           EFFECTIVE JANUARY 18, 2005

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Schedule C under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule C to reflect the change in the Ceding Company's retention in the Foreign National Reinsurance Pool Share from [Redacted], for policies applied for on or after the effective date of this amendment.

The parties agree to remove Schedule C, in its entirety and replace it with the attached Schedule C, effective January 18, 2005.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life Excess Pool -- Amendment 6
Between HLIC and TFLIC
Effective 11/01/2002 Fac 12/01/2002 Auto

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of January 18, 2005.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Name:  Glenn Cunningham                Name:   Susan Mack
       ------------------------------          ------------------------------
By:    /s/ Glenn Cunningham            Attest: /s/ Susan Mack
Title: Vice President                  Title:  Vice President & Counsel
Date:  October 4, 2005                 Date:   October 4, 2005

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach          Attest: /s/ Mike Roscoe
       ------------------------------          ------------------------------
Name:  Thomas P. Kalmbach              Name:   Mike Roscoe
Title: Assistant Vice President, IL    Title:  Vice President, ILD Product
       Product Development                     Development
Date:  10/7/2005                       Date:   10/7/2005

Single Life Excess Pool -- Amendment 6
Between HLIC and TFLIC
Effective 11/01/2002 Fac 12/01/2002 Auto

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                           EFFECTIVE JANUARY 18, 2005

The Reinsurer and the Ceding Company agree that the Ceding Company's Foreign National business will be reinsured under the terms of this Agreement except for the following differences:

TYPE OF REINSURANCE
Individual life policies under this program will be on a first dollar quota share basis

FOREIGN NATIONAL REINSURANCE POOL SHARE

[Redacted]

CEDING COMPANY'S RETENTION

[Redacted]

FOREIGN NATIONAL AUTOMATIC POOL BINDING LIMIT (EXCLUDES RETENTION) For issue ages through 75 and Table D:

[Redacted]

JUMBO LIMIT:

[Redacted]

UNDERWRITING GUIDELINES

[Redacted]

Single Life Excess Pool -- Amendment 6
Between HLIC and TFLIC
Effective 11/01/2002 Fac 12/01/2002 Auto

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                           EFFECTIVE JANUARY 18, 2005

Single Life Excess Pool -- Amendment 6
Between HLIC and TFLIC
Effective 11/01/2002 Fac 12/01/2002 Auto

                                  AMENDMENT 7
                            EFFECTIVE MARCH 18, 2005

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Article II, Article III, Article V, Article X, Article XIII, Article XXIII, Schedule B,
Exhibit I and Exhibit II under the Agreement, and add Exhibit IV, Underwriting Guidelines, to the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Article II, Section A to reflect the change in the Underwriting Guidelines, and adding
Exhibit IV, Underwriting Guidelines, for policies applied for on and after the effective date of this amendment.

The parties agree to remove Article II, Section A, in its entirety and replace it with the following, effective March 18, 2005.

A.  REQUIREMENTS FOR AUTOMATIC REINSURANCE

FOR RISKS WHICH MEET THE REQUIREMENTS FOR AUTOMATIC REINSURANCE AS SET FORTH BELOW, THE REINSURER WILL PARTICIPATE IN A REINSURANCE POOL WHEREBY THE REINSURER WILL AUTOMATICALLY REINSURE A PORTION OF THE INSURANCE RISKS AS INDICATED IN SCHEDULE B. THE REQUIREMENTS FOR AUTOMATIC REINSURANCE ARE AS
FOLLOWS:

SL Excess Pool -- Amendment 7
Between HLIC and TFLIC
Effective 03/18/2005
3190-14 A7

1. THE INDIVIDUAL RISK MUST BE A RESIDENT OF THE UNITED STATES OR CANADA AT THE TIME OF APPLICATION WITH THE EXCEPTION OF THE FOREIGN NATIONAL PROGRAM AS SPECIFIED IN SCHEDULE C.

2. ALL AMOUNTS REINSURED MUST BE FULLY UNDERWRITTEN ACCORDING TO CEDING COMPANY'S UNDERWRITING GUIDELINES. THE CEDING COMPANY'S UNDERWRITING GUIDELINES CONSIST OF THE FOLLOWING DOCUMENTS WHICH ARE ATTACHED IN EXHIBIT IV AND MADE PART OF THIS REINSURANCE AGREEMENT:

       -   UNDERWRITING GUIDELINES

       -   AGE AND AMOUNT REQUIREMENTS

       -   INTERNAL UNDERWRITING PHILOSOPHY

       -   EXCEPTION CRITERIA

ANY PROPOSED CHANGES TO THE UNDERWRITING GUIDELINES SHALL BE SUBMITTED TO REINSURER FOR WRITTEN APPROVAL PRIOR TO IMPLEMENTATION. IF REINSURER DOES NOT RESPOND WITHIN THIRTY (30) DAYS, IT SHALL BE PRESUMED THAT REINSURER IS AGREEABLE TO SUCH MODIFICATION.

ANY RISK NOT UNDERWRITTEN ACCORDING TO CEDING COMPANY'S UNDERWRITING GUIDELINES SHALL BE EXCLUDED, UNLESS ANY OF THE FOLLOWING CONDITIONS (i), (ii) or (iii) ARE SATISFIED, WHERE:

       (i) REINSURER HAS AGREED TO THE SPECIAL UNDERWRITING PROGRAM BY WRITTEN AMENDMENT TO THE REINSURANCE AGREEMENT.

       (ii) THE SPECIAL UNDERWRITING PROGRAM IS CURRENTLY PART OF THE EXISTING TREATY BEING AMENDED HEREIN.

       (iii) CEDING COMPANY HAS FOLLOWED ITS STANDARD UNDERWRITING PRACTICES AND GUIDELINES AND HAS REINSURED AT TERMS ACCORDING TO THESE GUIDELINES.

CEDING COMPANY WILL USE AS A BASE UNDERWRITING MANUAL THE SWISS RE EDITION 7 MANUAL. HOWEVER, CEDING COMPANY WILL USE THE ASCENT II MANUAL FOR ALL CANCERS, KIDNEY TRANSPLANTS AND TYPE 1 AND TYPE 2 DIABETES.

3. ANY RISK OFFERED ON A FACULTATIVE BASIS OTHER THAN FOR SIZE BY THE CEDING COMPANY TO THE REINSURER OR ANY OTHER COMPANY WILL NOT QUALIFY FOR AUTOMATIC REINSURANCE UNDER THIS AGREEMENT FOR THE SAME RISK AND SAME LIFE.

4.  THE MAXIMUM ISSUE AGE WILL BE 90.

5. AS SHOWN IN EXHIBIT II, THE MORTALITY RATING ON EACH RISK MUST NOT EXCEED TABLE P.

6. THE TOTAL FACE AMOUNT OF INSURANCE FOR THE PLANS OF INSURANCE IN SCHEDULE A TO BE

SL Excess Pool -- Amendment 7
Between HLIC and TFLIC
Effective 03/18/2005
3190-14 A7

REINSURED ON AN AUTOMATIC BASIS MUST NOT EXCEED THE AUTOMATIC ISSUE LIMITS AND AUTOMATIC BINDING LIMITS IN EXHIBIT II.

7. THE TOTAL AMOUNT OF INSURANCE ISSUED AND APPLIED FOR IN ALL COMPANIES ON EACH RISK MUST NOT EXCEED THE JUMBO LIMITS AS STATED IN EXHIBIT II.

8. THE CEDING COMPANY SHALL RETAIN ITS MAXIMUM LIMIT OF RETENTION FOR THE AGE AND RISK CLASSIFICATION OF THE INSURED, AS SHOWN IN EXHIBIT II, EITHER ON PREVIOUS INSURANCE OR INSURANCE CURRENTLY APPLIED FOR.

The parties hereby agree to amend or modify the Agreement, by amending Article III to add Section H regarding underwriting offers that fall outside of the Underwriting Guidelines, for policies applied for on and after the effective date of this amendment.

The parties agree to add Section H to Article III, effective March 18, 2005.

H. IF THE CEDING COMPANY WOULD LIKE TO MAKE AN UNDERWRITING OFFER THAT IS OUTSIDE OF THE UNDERWRITING GUIDELINES, THE CEDING COMPANY MAY: 1) PAY THE REINSURER THE APPROPRIATE PREMIUM FOR THE RISK IN ACCORDANCE WITH THE UNDERWRITING GUIDELINES; 2) REQUEST THE REINSURER'S MUTUAL AGREEMENT OF THE UNDERWRITING OFFER PRIOR TO ISSUANCE OF THE OFFER AND DOCUMENT THE FILE
ACCORDINGLY; OR 3) RETAIN       OF THE RISK.

The parties hereby agree to amend or modify the Agreement, by amending Article V, Section B-6 to reflect the change in the Rate Guarantee language, for policies applied for on and after the effective date of this amendment.

The parties agree to remove Article V, Section B-6, in its entirety and replace it with the following, effective March 18, 2005.

6.  GUARANTEED RATES

ALTHOUGH THE REINSURER ANTICIPATES CONTINUING TO ACCEPT REINSURANCE PREMIUMS AT THE CURRENT LEVEL, THE REINSURER RESERVES THE RIGHT TO INCREASE THE YRT REINSURANCE RATES, AS DEFINED IN EXHIBIT III, BUT ONLY WHEN THE CEDING COMPANY INCREASES THE COST OF INSURANCE RATES OR POLICY CHARGES TO THE POLICY OWNER. IF THE REINSURER INCREASES ITS PREMIUM RATES OVER AND ABOVE THE PROPORTIONATE INCREASE BY THE CEDING COMPANY TO THE POLICYOWNERS'S COST OF INSURANCE RATES OR POLICY CHARGES, THE CEDING COMPANY RESERVES THE RIGHT TO RECAPTURE AFFECTED BUSINESS WITH NO RECAPTURE FEE. THE INCREASE TO THESE REINSURANCE PREMIUMS SHALL BE NO GREATER THAN THE 1980 COMMISSIONER'S STANDARD ORDINARY SMOKER/NON-SMOKER SEX DISTINCT TABLE.

THE CEDING COMPANY WILL PROVIDE THE REINSURER WITH THIRTY (30) DAYS' ADVANCE WRITTEN NOTICE OF ANY INCREASES IN THE COST OF INSURANCE RATES OR POLICY CHARGES.

THE REINSURER WILL PROVIDE THE CEDING COMPANY WITH THIRTY (30) DAYS' ADVANCE WRITTEN NOTICE OF ANY RATE INCREASE.

THE REINSURER REPRESENTS TO THE CEDING COMPANY THAT, BASED ON ITS INTERPRETATION OF ALL APPLICABLE VALUATION REQUIREMENTS, IT IS REQUIRED TO HOLD RESERVES AS A RESULT OF THIS AGREEMENT

SL Excess Pool -- Amendment 7
Between HLIC and TFLIC
Effective 03/18/2005
3190-14 A7

NO GREATER THAN [Redacted], CALCULATED ON THE BASIS OF THE 1980 COMMISSIONER'S STANDARD ORDINARY SMOKER/NON-SMOKER SEX DISTINCT TABLE AND THE PREVAILING STATUTORY VALUATION INTEREST RATE (HEREINAFTER "RESERVE BASIS").

THE CEDING COMPANY AND THE REINSURER AGREE THAT THEY HAVE NEGOTIATED THE TERMS OF THIS AGREEMENT ON THE ASSUMPTION THAT THE REINSURER WILL HOLD STATUTORY RESERVES AS A RESULT OF THIS AGREEMENT AT THE RESERVE BASIS. IF ANY INSURANCE REGULATORY AUTHORITY HAVING JURISDICTION OVER THE REINSURER REQUIRES THE REINSURER TO ESTABLISH RESERVES FOR LIABILITIES ASSUMED UNDER THIS AGREEMENT IN EXCESS OF THE RESERVE BASIS AS A RESULT OF THIS ARTICLE V, SECTION 6 ("REQUIREMENT"); AND

1. SUCH ACTION RESULTS IN THE REINSURER BEING REQUIRED TO REPORT SUCH EXCESS RESERVES IN THE STATUTORY STATEMENTS FILED WITH THE REINSURER'S STATE OF DOMICILE; AND

2. THE REINSURER CAN DEMONSTRATE THE REQUIREMENT TO THE SATISFACTION OF THE CEDING COMPANY;

THEN THE REINSURER SHALL PROVIDE PROMPT WRITTEN NOTICE OF THE REQUIREMENT TO THE CEDING COMPANY UNDER THE PROVISIONS IN ARTICLE XXIII. THE REINSURER AGREES THAT ADDITIONAL RESERVES THAT THE REINSURER HOLDS VOLUNTARILY OR THAT ARE DETERMINED TO BE NECESSARY AS A RESULT OF ASSET ADEQUACY ANALYSIS SHALL NOT BE CONSIDERED RESERVES IN EXCESS OF THE RESERVE BASIS.

THE CEDING COMPANY AND REINSURER AGREE THAT IF THE REINSURER PROVIDES WRITTEN NOTICE OF THE REQUIREMENT TO THE CEDING COMPANY IN ACCORDANCE WITH THIS ARTICLE V, EACH WILL NEGOTIATE, IN GOOD FAITH, MUTUALLY AGREEABLE REVISED TERMS UNDER WHICH THE REINSURER COULD CONTINUE TO HOLD STATUTORY RESERVES WITH RESPECT TO LIABILITIES ASSUMED BY THE REINSURER UNDER THIS AGREEMENT AT THE RESERVE BASIS ("REVISED TERMS").

The parties hereby agree to amend or modify the Agreement, by amending Article X, Section C to reflect the change in the recapture language due to the Ceding Company's increase in retention, for policies applied for on and after the effective date of this amendment.

The parties agree to remove Article X, Section C, in its entirety and replace it with the following, effective March 18, 2005.

C.  IF THE CEDING COMPANY EXERCISES ITS OPTION TO RECAPTURE, THEN:

1. RECAPTURE SHALL APPLY ONLY TO THE EXCESS PORTION FOR ALL INDIVIDUAL LIFE POLICY FORMS ELIGIBLE FOR RECAPTURE UNDER ALL TREATIES BETWEEN THE CEDING COMPANY AND REINSURER. INDIVIDUAL LIFE SHALL BE THAT REPORTING SEGMENT, AS DEFINED IN THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION FORM 10-K AND FORM 10-Q FOR THE HARTFORD FINANCIAL SERVICES GROUP, INC., OR THAT REPORTING SEGMENT'S SUCCESSOR.

2. THE CEDING COMPANY MUST REDUCE THE REINSURANCE ON EACH INDIVIDUAL LIFE ON WHICH THE CEDING COMPANY RETAINED THE MAXIMUM RETENTION LIMIT FOR THE AGE AND MORTALITY RATING THAT WAS IN EFFECT AT THE TIME THE REINSURANCE WAS CEDED TO THE REINSURER.

3. NO RECAPTURE WILL BE MADE TO REINSURANCE ON AN INDIVIDUAL LIFE IF (A) THE CEDING

SL Excess Pool -- Amendment 7
Between HLIC and TFLIC
Effective 03/18/2005
3190-14 A7

COMPANY RETAINED A SPECIAL RETENTION LIMIT LESS THAN THE MAXIMUM RETENTION LIMIT FOR THE AGE AND MORTALITY RATING IN EFFECT AT THE TIME THE REINSURANCE WAS CEDED TO THE REINSURER, OR IF (B) THE CEDING COMPANY DID NOT RETAIN INSURANCE ON THE LIFE.

4. THE CEDING COMPANY MUST INCREASE ITS TOTAL AMOUNT OF INSURANCE ON THE INDIVIDUAL LIFE UP TO THE NEW RETENTION LIMIT BY REDUCING THE REINSURANCE. IF AN INDIVIDUAL LIFE IS SHARED BY MORE THAN ONE REINSURER, THE REINSURER'S PERCENTAGE OF THE REDUCED REINSURANCE WILL BE THE SAME AS THE PERCENTAGE OF INITIAL REINSURANCE ON THE INDIVIDUAL RISK.

5. THE REDUCTION IN REINSURANCE WILL BECOME EFFECTIVE ON THE NEXT ANNUAL PREMIUM ANNIVERSARY AFTER THE INDIVIDUAL POLICY HAS BEEN INFORCE FOR AT LEAST FIFTEEN (15) YEARS.

6. IF MORE THAN ONE POLICY PER LIFE IS ELIGIBLE FOR RECAPTURE, THEN THE ELIGIBLE POLICIES MAY BE RECAPTURED BEGINNING WITH THE POLICY WITH THE EARLIEST ISSUE DATE AND CONTINUING IN CHRONOLOGICAL ORDER ACCORDING TO THE REMAINING POLICIES' ISSUE DATES.

The parties hereby agree to amend or modify the Agreement, by amending Article XIII, Section C-4 to reflect the change in the resolution process for Delinquent Reinsurance Proceeds, for policies applied for on and after the effective date of this amendment.

The parties agree to remove Article XIII, Section C-4 in its entirety and replace it with the following, effective March 18, 2005.

4.  RESOLUTION PROCESS FOR DELINQUENT REINSURANCE PROCEEDS

REINSURANCE PROCEEDS DUE THE CEDING COMPANY THAT: (A) ARE SIXTY (60) DAYS PAST DUE, FOR REASONS OTHER THAN THOSE DUE TO AN UNINTENTIONAL OVERSIGHT, AS DEFINED IN ARTICLE VII; AND (B) HAVE NOT BEEN DISPUTED BY THE REINSURER SHALL BE CONSIDERED DELINQUENT ("DELINQUENT REINSURANCE PROCEEDS").

WITHIN FIFTEEN (15) DAYS AFTER THE REINSURER OR THE CEDING COMPANY PROVIDES TO THE OTHER PARTY WRITTEN NOTICE, IN ACCORDANCE WITH ARTICLE XXIII, OF ITS INTENT TO ACTIVATE THE TERMS OF THIS ARTICLE TO RESOLVE AN ISSUE RELATED TO, DELINQUENT REINSURANCE PROCEEDS EACH PARTY WILL APPOINT A DESIGNATED COMPANY OFFICER TO ATTEMPT TO RESOLVE THE ISSUE. THE OFFICERS WILL MEET AT A MUTUALLY AGREEABLE LOCATION OR CONFER BY TELEPHONE WITHIN FIFTEEN (15) DAYS OF THE APPOINTMENT, AND AS OFTEN AS NECESSARY THEREAFTER, IN ORDER TO GATHER AND FURNISH THE OTHER WITH ALL APPROPRIATE AND RELEVANT INFORMATION CONCERNING THE ISSUE. THE OFFICERS WILL DISCUSS THE ISSUE AND WILL NEGOTIATE IN UTMOST GOOD FAITH. DURING THE NEGOTIATION PROCESS, ALL REASONABLE REQUESTS MADE BY ONE OFFICER TO THE OTHER FOR INFORMATION WILL BE HONORED.

WITHIN FIFTEEN (15) DAYS OF THE OFFICERS' FIRST MEETING OR PHONE CONFERENCE, THE REINSURER SHALL ADVANCE PAYMENT OF THE DELINQUENT REINSURANCE PROCEEDS, AS LONG AS THE CEDING COMPANY IS CURRENT IN ITS PAYMENT OF PREMIUM IN ACCORDANCE WITH
ARTICLE V. IF THE OFFICERS CANNOT RESOLVE THE ISSUE ON ANY PORTION OF THE DELINQUENT REINSURANCE PROCEEDS WITHIN FIFTEEN (15) DAYS OF THEIR FIRST MEETING OR PHONE CONFERENCE, THEN THE REINSURER SHALL FULLY RETAIN ALL RIGHT TO SUBSEQUENTLY DISPUTE COVERAGE UNDER THIS AGREEMENT FOR SUCH PORTION OF THE DELINQUENT REINSURANCE PROCEEDS.

SL Excess Pool -- Amendment 7
Between HLIC and TFLIC
Effective 03/18/2005
3190-14 A7

IF THE REINSURER DOES NOT ADVANCE PAYMENT OF THE DELINQUENT REINSURANCE PROCEEDS AS INDICATED IN THE PARAGRAPH ABOVE, THE CEDING COMPANY SHALL OFFSET THE AMOUNT OF THE DELINQUENT REINSURANCE PROCEEDS AGAINST ANY AMOUNT DUE THE REINSURER IN ACCORDANCE WITH ARTICLE XVIII. IF THERE IS INSUFFICIENT BALANCE FROM WHICH TO OFFSET THE DELINQUENT REINSURANCE PROCEEDS, UPON SIXTY (60) DAYS WRITTEN NOTICE, IN ACCORDANCE WITH ARTICLE XXIII, TO THE REINSURER THAT IT INTENDS TO RECAPTURE IN ACCORDANCE WITH THE TERMS OF THIS PROVISION, THE CEDING COMPANY MAY RECAPTURE THE BUSINESS CEDED UNDER THIS AGREEMENT UNLESS THE REINSURER PAYS THE DELINQUENT REINSURANCE PROCEEDS PRIOR TO THE DATE OF RECAPTURE.

The parties hereby agree to amend or modify the Agreement, by amending Article XXIII to reflect the change in the notice to the Reinsurer's General Counsel from "General Counsel" to "General Counsel, Reinsurance Division."

The parties hereby agree to amend or modify the Agreement, for policies applied for on and after the effective date of this amendment, by amending Schedule B to reflect the following:

The parties hereby agree to amend or modify the Agreement, by amending Exhibit I to reflect the change in the Annual YRT reinsurance rates, for policies applied for on and after the effective date of this amendment.

The parties hereby agree to amend or modify the Agreement, by amending Exhibit II to reflect the requirement to notify the Reinsurer in writing of a policy where the Jumbo amount exceeds [Redacted], for policies issued on and after the effective date of this agreement.

The parties agree to remove Schedule B, Exhibit I and Exhibit II in their entirety and replace them with the attached Schedule B, Exhibit I and Exhibit II, effective March 18, 2005.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

SL Excess Pool -- Amendment 7
Between HLIC and TFLIC
Effective 03/18/2005
3190-14 A7

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of March 18, 2005.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:    /s/ Jennifer M Fossland         Attest: /s/ Glenn Cunningham
       ------------------------------         ------------------------------
Name:  Jennifer M Fossland             Name:  Glenn Cunningham
Title: Vice President                  Title: Vice President
Date:  12/21/06                        Date:  12/21/06

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach          Attest: /s/ Michael J. Roscoe
       ------------------------------         ------------------------------
Name:  Thomas P. Kalmbach              Name:  Michael J. Roscoe
Title: Vice President, Individual      Title: Vice President & Actuary
       Life Product
Date:  12/22/2006                      Date:  12/22/06

SL Excess Pool -- Amendment 7
Between HLIC and TFLIC
Effective 03/18/2005
3190-14 A7

                                   SCHEDULE B
                              BASIS OF REINSURANCE
                            EFFECTIVE MARCH 18, 2005

REINSURANCE POOL SHARE:

[Redacted]

LEAD REINSURER:

[Redacted]

AUTOMATIC REINSURANCE

[Redacted]

The Ceding Company will retain its available retention on each risk as referenced in Exhibit II. The Reinsurance Pool Share of the remainder will be ceded to the Reinsurer for reinsurance.

FACULTATIVE REINSURANCE

[Redacted]

NET AMOUNT AT RISK DEFINITION:

[Redacted]

CONDITIONAL RECEIPT POOL BINDING LIMIT:

[Redacted]

MINIMUM FACULTATIVE REINSURANCE CESSION:

[Redacted]

FACULTATIVE OBLIGATORY:

[Redacted]

The Reinsurer shall provide the following Facultative Obligatory capacity:

[Redacted]

SL Excess Pool -- Amendment 7
Between HLIC and TFLIC
Effective 03/18/2005
3190-14 A7

                                   SCHEDULE B
                              BASIS OF REINSURANCE
                            EFFECTIVE MARCH 18, 2005

REPORTING MEDIA:

Electronic media, in a format mutually acceptable to both Reinsurer and Ceding Company, will be provided by Ceding Company for reporting purposes. The following information will be provided:

(Reporting Period/Ending
Date)
Treaty Number                 W.P. Allowance
Reinsurance Method            ADB Discount
Client Policy Number          Rider Discount
Automatic/Facultative         Termination Date
Indicator
Joint Life Indicator          Reinstatement Date
Name
   Last Name                  SPECIAL PRODUCTS (required if applicable)
   First Name                 If Joint, Type (i.e., last survivor, 1st to die)
   Middle Initial             Joint Insured Name
Date of Birth                     Joint Last Name
Issue Age                         Joint First Name
Gender                            Joint Middle Initial
State of Residency            Joint Issue Age
Table Rating                  Term Additions Indicator
Smoker Indicator              Accelerated Benefit Indicator
Preferred Risk Indicator      Long Term Care Indicator
Issue Month/Day/Century/Year  Purchase Options
Age Basis                     Dividends
Plan Type (i.e., perm, term,  Policy Fee
UL, End, Ann.)
Face Amount Issued            Cash Value
Original Amount Reinsured
Current Amount Reinsured      ADDITIONAL DATA ITEMS (not required)
Life Standard Premium         Par/NonPar Indicator
Flat Extra Premium            Social Security number
Length of Flat Extra Premium  Years From Issue to Conversion
W.P. Premium                  Reinsurance Premium Mode
ADB Premium                   Retention Amount
Rider Premium                 Cash Value
Life Standard Discount        First Year/Renewal Indicator
Flat Extra Allowance

Ceding Company currently uses TAI for its reinsurance administration.

REPORTING FREQUENCY:  Monthly

SL Excess Pool -- Amendment 7
Between HLIC and TFLIC
Effective 03/18/2005
3190-14 A7

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                            EFFECTIVE MARCH 18, 2005

1.  REINSURANCE PREMIUM

Single Life Underwriting Classes
Preferred Non-Nicotine (PNN)
Standard Non-Nicotine (SNN)
Preferred Nicotine (PN)
Standard Nicotine (SN)

2.  PREMIUM TAX

Premium tax will not be reimbursed.

SL Excess Pool -- Amendment 7
Between HLIC and TFLIC
Effective 03/18/2005
3190-14 A7

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                            EFFECTIVE MARCH 18, 2005

3.  FLAT EXTRA ALLOWANCES

The flat extra premium paid to the Reinsurer will be the annual flat extra rate which the Ceding Company charges the insured less the allowances below times the Reinsured Net Amount at Risk.

DURATION OF FLAT EXTRA      FIRST YEAR        RENEWAL YEARS
--------------------------------------------------------------
Less than 5 years           [Redacted]
5 years or more

4.  RIDERS

Term riders, cost of living riders, and other riders providing additional or increasing coverage will use the same methods and YRT rates as the base plan. Waiver of premium rates are attached and are per dollar of annualized amount. Deduction amount waiver rates (also called "waiver of monthly deductions") are attached, and the charge for this benefit is a rate times the monthly deduction amount. The Ceding Company's retention on both types of waivers is proportional to the Ceding Company's retention on the death benefit. For both the Waiver of Premium and Waiver of Monthly Deduction, the reinsurance premium will be net of the following allowances:

FIRST YEAR           RENEWAL YEARS
------------------------------------
                   [Redacted]

SL Excess Pool -- Amendment 7
Between HLIC and TFLIC
Effective 03/18/2005
3190-14 A7

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS -- NOT LS, CUSTOM TERM,
                                  & STAG UL+)
                            EFFECTIVE MARCH 18, 2005

RETENTION LIMIT

[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)

[Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)

[Redacted]

AUTOMATIC PROCESSING LIMIT (INCLUDES RETENTION)

[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)

[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)

[Redacted]

JUMBO LIMIT

[Redacted]

SL Excess Pool -- Amendment 7
Between HLIC and TFLIC
Effective 03/18/2005
3190-14 A7

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS -- NOT LS, CUSTOM TERM,
                                  & STAG UL+)
                            EFFECTIVE MARCH 18, 2005

                                   [Redacted]

SL Excess Pool -- Amendment 7
Between HLIC and TFLIC
Effective 03/18/2005
3190-14 A7

                                   EXHIBIT IV
                            UNDERWRITING GUIDELINES
                            EFFECTIVE MARCH 18, 2005

                                   [Redacted]

                                  AMENDMENT 8
                            EFFECTIVE JULY 01, 2005

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Schedule A, Exhibit I and Exhibit III under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule A to reflect the addition of Stag Universal Life Cash Value as an upscale product to be reinsured under the terms of this Reinsurance Agreement, for policies issued on or after the effective date.

The parties hereby agree to amend or modify the Agreement, by amending Exhibit I and Exhibit III to reflect the addition of the Preferred Plus risk class to Stag Protector Variable Universal Life and Stag Variable Life Accumulator, for policies issued on or after the effective date.

The parties agree to remove Schedule A, Exhibit I and Exhibit III, in their entirety and replace them with the attached Schedule A, Exhibit I and Exhibit III, effective July 1, 2005.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life Excess Pool -- Amendment 8
Between HLAIC and TOLIC
Effective 11/01/2002 Facultative 12/01/2002 Automatic

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of July 1, 2005.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:    /s/ Jennifer M Fossland       Attest: /s/ Glenn F. Cunningham
       ----------------------------          --------------------------------
Name:  Jennifer M Fossland           Name:   Glenn F. Cunningham
Title: Vice President                Title:  Executive Vice President
Date:  September 26, 2006            Date:   September 26, 2006

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach          Attest: /s/ Michael J. Roscoe
       ------------------------------          --------------------------------
Name:  Thomas P. Kalmbach              Name:   Michael J. Roscoe
Title: Vice President, IL Product      Title:  Vice President & Actuary
Date:  l2/20/2006                      Date:   12/20/2006

Single Life Excess Pool -- Amendment 8
Between HLAIC and TOLIC
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                            EFFECTIVE JULY 01, 2005

TYPE OF BUSINESS           Individual life insurance issued by the
                           Ceding Company

UPSCALE PRODUCTS                                                       RIDERS
------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life         Other Covered Insured
Stag Variable Life Accumulator                 Term Rider (base or other insured)
Stag Universal Life                            ADB Benefit (not reinsured)
SPVL (Fully underwritten only)                 Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)                Waiver of Monthly Deduction
One Year Term                                  Waiver of Specified Amount
Stag Whole Life                                Enhanced No Lapse Guarantee Rider
Stag Protector Variable Universal Life II      Estate Tax Repeal Benefit Rider
Stag Variable Life Accumulator II              Level Compensation Endorsement
Stag Universal Life Cash Value                 Children's Life Insurance Rider
                                               Maturity Date Extension
                                               Guaranteed COI Benefit Rider
                                               Mortality and Expense Risk Rates Rider
                                               Foreign Travel Exclusion Rider
                                               Policy Continuation Rider

MIDDLE AMERICA PRODUCTS                                                RIDERS
------------------------------------------------------------------------------------------------------
LBSI UL                                        Term Rider (base or other insured)
Life Solutions I UL                            Waiver of Premium Riders
Life Solutions II UL                           Waiver of Monthly Deduction Riders
20 Year Term                                   Additional Purchase Option Rider
                                               Disability Income Rider

WOODBURY PRODUCTS
------------------------------------------------------------------------------------------------------
Hartford Stag Wall Street Variable Universal   Term Rider
Life
                                               ADB (not reinsured)
                                               Waiver of Monthly Deduction
                                               Waiver of Specified Amount
                                               Cost of Living Adjustment Rider
                                               Child Rider
                                               Accelerated Benefit Rider
                                               Specify Monthly Deductions
                                               Enhanced No Lapse Guarantee

Single Life Excess Pool -- Amendment 8
Between HLAIC and TOLIC
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                            EFFECTIVE JULY 01, 2005

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Single Life Excess Pool -- Amendment 8
Between HLAIC and TOLIC
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                            EFFECTIVE JULY 01, 2005

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Single Life Excess Pool -- Amendment 8
Between HLAIC and TOLIC
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                            EFFECTIVE JULY 01, 2005

1.   REINSURANCE PREMIUM

ANNUAL YRT REINSURANCE PREMIUM

Single Life Underwriting Classes
Preferred Plus Non-Nicotine (PPNN)
Preferred Non-Nicotine (PNN)
Standard Non-Nicotine (SNN)
Preferred Nicotine (PN)
Standard Nicotine (SN)

2.   PREMIUM TAX

Premium tax will not be reimbursed.

Single Life Excess Pool -- Amendment 8
Between HLAIC and TOLIC
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                            EFFECTIVE JULY 01, 2005

3.   FLAT EXTRA ALLOWANCES

The flat extra premium paid to the Reinsurer will be the annual flat extra rate which the Ceding Company charges the insured less the allowances below times the Reinsured Net Amount at Risk.

DURATION OF FLAT EXTRA            FIRST YEAR          RENEWAL YEARS
------------------------------------------------------------------------
Less than 5 years                 [Redacted]          [Redacted]
5 years or more

4.   RIDERS

Term riders, cost of living riders, and other riders providing additional or increasing coverage will use the same methods and YRT rates as the base plan. Waiver of premium rates are attached and are per dollar of annualized amount. Deduction amount waiver rates (also called "waiver of monthly deductions") are attached, and the charge for this benefit is a rate times the monthly deduction amount. The Ceding Company's retention on both types of waivers is proportional to the Ceding Company's retention on the death benefit. For both the Waiver of Premium and Waiver of Monthly Deduction, the reinsurance premium will be net of the following allowances:

First Year                 Renewal Years
[Redacted]                 [Redacted]

Single Life Excess Pool -- Amendment 8
Between HLAIC and TOLIC
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                  EXHIBIT III
                            EFFECTIVE JULY 01, 2005

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached. These rates are used for Automatic, Facultative Obligatory, and Facultative policies.

                    PRODUCTS USING MULTI-CLASS RATE TABLES:
                                   [Redacted]

                     Stag Protector Variable Universal Life
                    Stag Accumulator Variable Universal Life
                              Stag Universal Life
                                Stag Whole Life
               Hartford Stag Wall Street Variable Universal Life
                            Stag Universal Life Plus
                         Stag Universal Life Cash Value

                     PRODUCTS USING UNI-CLASS RATE TABLES:
                                   [Redacted]

                                    LBSI UL
                              Life Solutions I UL
                              Life Solutions II UL
                                  20 Year Term
                                    ART (CW)
                             5 & 10 Year Term (NY)
                                      SPVL
                                 One Year Term

Single Life Excess Pool -- Amendment 8
Between HLAIC and TOLIC
Effective 11/01/2002 Facultative 12/01/2002 Automatic

SINGLE LIFE 2002 MULTICLASS ANNUAL YRT PER 1000 REINSURANCE RATES

[Redacted]

Monthly Per 1000
Waiver of Specified Amount

          Male                      Female                    Unisex
       [Redacted]                 [Redacted]                [Redacted]

                                  AMENDMENT 9
                           EFFECTIVE DECEMBER 1, 2005

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Schedule C, Exhibit II under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule C to reflect the change in the Ceding Company's maximum Foreign National Pool Retention Limit from [Redacted], for policies issued on or after the effective date of this amendment.

The parties hereby agree to amend or modify the Agreement, by amending Exhibit II to reflect the following, for policies issued on or after the effective date of this amendment;

The parties agree to remove Schedule C and Exhibit II, in their entirety and replace them with the attached Schedule C and Exhibit II, effective December 1, 2005.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 9
Between HLIC and TFLIC

3190-14 A9

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of December 1, 2005.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:     /s/ Jennifer Fossland           Attest:  /s/ Glenn Cunningham
        ------------------------------           -------------------------------
Name:   Jennifer Fossland               Name:    Glenn Cunningham
Title:  2nd Vice President              Title:   Vice President
Date:   12/6/05                         Date:    12/6/05

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach          Attest:  /s/ Patricia L. Harris
        ------------------------------           -------------------------------
Name:   Thomas P. Kalmbach              Name:    Patricia L. Harris
Title:  Assistant Vice President,       Title:   Assistant Vice President,
        Individual Life Product                  Individual Life Product
        Development                              Development
Date:   10/28/2005                      Date:    10/28/05

Single Life 12/01/2002 -- Amendment 9
Between HLIC and TFLIC

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                           EFFECTIVE DECEMBER 1, 2005

The Reinsurer and the Ceding Company agree that the Ceding Company's Foreign National business will be reinsured under the terms of this Agreement except for the following differences:

TYPE OF REINSURANCE

Individual life policies under this program will be on a first dollar quota share basis

FOREIGN NATIONAL REINSURANCE POOL SHARE

[Redacted]

CEDING COMPANY'S RETENTION

[Redacted]

FOREIGN NATIONAL AUTOMATIC POOL BINDING LIMIT (EXCLUDES RETENTION)

For issue ages through 75 and Table D:

[Redacted]

JUMBO LIMIT:

[Redacted]

UNDERWRITING GUIDELINES

[Redacted]

Single Life 12/01/2002 -- Amendment 9
Between HLIC and TFLIC

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                           EFFECTIVE DECEMBER 1, 2005

Single Life 12/01/2002 -- Amendment 9
Between HLIC and TFLIC

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS -- NOT LS, CUSTOM TERM,
                                  & STAG UL+)
                           EFFECTIVE DECEMBER 1, 2005

RETENTION LIMIT

[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)

[Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)

[Redacted]

AUTOMATIC PROCESSING LIMIT (INCLUDES RETENTION)

[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)

[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)

[Redacted]

JUMBO LIMIT

[Redacted]

Single Life 12/01/2002 -- Amendment 9
Between HLIC and TFLIC

                                  AMENDMENT 10
                           EFFECTIVE NOVEMBER 1, 2005

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, Reinsurer currently reinsures Ceding Company's plans or policies under the Agreement; and

WHEREAS, Ceding Company and Reinsurer wish to amend or modify, Foreign Travel Exclusion Rider Exhibit V under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, Ceding Company and Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Foreign Travel Exclusion Rider Exhibit V to reflect a revised List of Countries and Jurisdictions for the Foreign Travel Exclusion Rider, for policies issued on or after the effective date of this amendment.

The parties agree to remove Foreign Travel Exclusion Rider Exhibit V, in its entirety and replace it with the attached Foreign Travel Exclusion Rider Exhibit V, effective November 1, 2005.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 10
Between HLIC and TFLIC
3190-14 A10

In witness of the foregoing, Ceding Company and Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of November 1, 2005.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:      /s/ Glenn Cunningham            Attest:  /s/ Jennifer Fossland
         ------------------------------           ------------------------------
Name:    Glenn Cunningham                Name:    Jennifer Fossland
Title:   Vice President                  Title:   2nd Vice President
Date:    12/6/05                         Date:    12/6/05

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach          Attest:  Patricia L. Harris
         ------------------------------           ------------------------------
Name:    Thomas P. Kalmbach              Name:    Patricia L. Harris
Title:   Assistant Vice President,       Title:   Assistant Vice President,
         Individual Life Product                  Individual Life Product
         Development                              Development
Date:    10/28/2005                      Date:    10/28/05

Single Life 12/01/2002 -- Amendment 10
Between HLIC and TFLIC

                    FOREIGN TRAVEL EXCLUSION RIDER EXHIBIT V
                      LIST OF COUNTRIES AND JURISDICTIONS
                           EFFECTIVE NOVEMBER 1, 2005

                      LIST OF COUNTRIES AND JURISDICTIONS

AFRICA:                   EUROPE:                   LATIN & SOUTH AMERICA:
Canary Islands            Andorra                   Argentina
South Africa              Austria                   Brazil
                          Belgium                   Chile
                          Denmark                   Costa Rica
ASIA PACIFIC:             Finland                   Ecuador
Australia                 France                    Uruguay
Guam                      Germany
Hong Kong                 Gibraltar
Japan                     Greece                    CARIBBEAN:
Marshall Islands          Greenland                 Bahamas
New Zealand               Iceland                   Barbados
Okinawa                   Ireland                   Bermuda
Singapore                 Italy                     British Virgin Islands
                          Liechtenstein             Cayman Islands
NORTH AMERICA:            Luxembourg                Grenada
Canada                    Malta                     Guadalupe
Mexico                    Moldova                   Jamaica
United States             Monaco                    Martinique
                          Netherlands               Netherlands Antilles
                          Norway                    Puerto Rico
                          Poland                    St. Lucia
                          Portugal                  St. Vincent & Grenadines
                          Sicily                    Trinidad & Tobago
                          Spain                     Turks & Caicos Islands
                          Sweden                    U.S. Virgin Islands
                          Switzerland
                          United Kingdom

Single Life 12/01/2002 -- Amendment 10
Between HLIC and TFLIC

                                  AMENDMENT 11
                             EFFECTIVE JUNE 1, 2007

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002, FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002, FOR AUTOMATIC BUSINESS

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

          TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect the availability of an increased retention limit on cases that would otherwise qualify for Automatic Reinsurance.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

                                   AMENDMENT

The parties hereby agree to amend and modify the Agreement as follows:

1. Schedule B is deleted in its entirety and replaced with the attached revised Schedule B; and

2.  Exhibit II is deleted in its entirety and replaced with the attached revised
Exhibit II.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Treaty -- Effective 12/01/2002
Between HLIC and TFLIC
Amendment 11 -- Effective 06/01/2007

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of June 1, 2007.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:      /s/ Robin S. Blackwell         Attest:  /s/ Glenn F. Cunningham
         -----------------------------           -----------------------------
Name:    Robin S. Blackwell             Name:    Glenn F. Cunningham
Title:   2nd Vice President             Title:   Executive Vice President
Date:    June 24, 2009                  Date:    June 23, 2009

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Thomas P Kalmbach          Attest:  /s/ Michael J. Roscoe
         -----------------------------           -----------------------------
Name:    Thomas P Kalmbach              Name:    Michael J. Roscoe
Title:   Vice President, Individual     Title:   Vice President & Actuary
         Life Product
Date:    7/31/2009                      Date:    7/31/2009

Single Life Treaty -- Effective 12/01/2002
Between HLIC and TFLIC
Amendment 11 -- Effective 06/01/2007

                                   SCHEDULE B
                              BASIS OF REINSURANCE
                             EFFECTIVE JUNE 1, 2007

REINSURANCE POOL SHARE:

[Redacted]

LEAD REINSURER:

[Redacted]

AUTOMATIC REINSURANCE:

The Ceding Company will retain each risk up to its available retention limits as specified by Retention Limit I in Exhibit II. However, for any of the following four circumstances, the Ceding Company will retain up to its available retention limits as specified by Retention Limit II in Exhibit II, provided the case would otherwise meet the requirements for Automatic Reinsurance:

(1) The risk qualifies for the Ceding Company's current Enhanced Standard
Program;

(2) The selling broker requests that the Ceding Company retain the entire risk (up to the applicable Retention Limit II);

(3) Additional Automatic Issue capacity is needed which otherwise is limited under Retention Limit I; or

(4) The Ceding Company chooses to place the risk in a rate class more competitive than the actual rate class indicated by its standard underwriting practices and guidelines (although any reinsurance premium rates would be based on the actual rate class indicated).

In circumstances (2) through (4) above, approval of each such case is required by an underwriting director of the Ceding Company. Documentation of Retention Limit II cases will be retained in the underwriting records of the Ceding Company. The Reinsurance Pool Share of amounts in excess of the Ceding Company's retention will be ceded to the Reinsurer for reinsurance in accordance with this Agreement.

FACULTATIVE REINSURANCE:

The Reinsurer will accept X% (as determined at issue) of the risk.

NET AMOUNT AT RISK DEFINITION:

[Redacted]

CONDITIONAL POOL RECEIPT BINDING LIMIT:

[Redacted]

MINIMUM FACULTATIVE REINSURANCE CESSION:

[Redacted]

FACULTATIVE OBLIGATORY:

[Redacted]

The Reinsurer shall provide the following Facultative Obligatory capacity:

[Redacted]

Single Life Treaty -- Effective 12/01/2002
Between HLIC and TFLIC
Amendment 11 -- Effective 06/01/2007

                                   SCHEDULE B
                              BASIS OF REINSURANCE
                             EFFECTIVE JUNE 1, 2007

REPORTING MEDIA:

Electronic media, in a format mutually acceptable to both Reinsurer and Ceding Company, will be provided by Ceding Company for reporting purposes. The following information will be provided:

(Reporting Period/Ending Date)       W.P. Allowance
Treaty Number                        ADB Discount
Reinsurance Method                   Rider Discount
Client Policy Number                 Termination Date
Automatic/Facultative Indicator      Reinstatement Date
Joint Life Indicator
Name                                 SPECIAL PRODUCTS (required if applicable)
   Last Name                         If Joint, Type (i.e., last survivor, 1st
                                     to die)
   First Name                        Joint Insured Name
   Middle Initial                        Joint Last Name
Date of Birth                            Joint First Name
Issue Age                                Joint Middle Initial
Gender                               Joint Issue Age
State of Residency                   Term Additions Indicator
Table Rating                         Accelerated Benefit Indicator
Smoker Indicator                     Long Term Care Indicator
Preferred Risk Indicator             Purchase Options
Issue Month/Day/Century/Year         Dividends
Age Basis                            Policy Fee
Plan Type (i.e., perm, term, UL,     Cash Value
End, Ann.)
Face Amount Issued
Original Amount Reinsured            ADDITIONAL DATA ITEMS (not required)
Current Amount Reinsured             Par/NonPar Indicator
Life Stand Premium                   Social Security number
Flat Extra Premium                   Years From Issue to Conversion
Length of Flat Extra Premium         Reinsurance Premium Mode
W.P. Premium                         Retention Amount
ADB Premium                          Cash Value
Rider Premium                        First Year/Renewal Indicator
Life Standard Discount
Flat Extra Allowance

Ceding Company currently uses TAI for its reinsurance administration.

REPORTING FREQUENCY: Monthly

Single Life Treaty -- Effective 12/01/2002
Between HLIC and TFLIC
Amendment 11 -- Effective 06/01/2007

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
           (Applicable to Total Pool for Single Life Pool Business --
                        NOT LS, Custom Term, & Stag UL+)
                             EFFECTIVE JUNE 1, 2007

RETENTION LIMIT I ("RL I")             RETENTION LIMIT II ("RL II")
[Redacted]                             [Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES      AUTOMATIC BINDING LIMIT (EXCLUDES
RETENTION)                             RETENTION)
[Redacted]                             [Redacted]

AUTOMATIC ISSUE LIMIT WITH RL I        AUTOMATIC ISSUE LIMIT WITH RL II
[Redacted]                             [Redacted]

AUTOMATIC PROCESSING LIMIT WITH RL I   AUTOMATIC PROCESSING LIMIT WITH RL II
[Redacted]                             [Redacted]

FACULTATIVE OBLIGATORY AUTO BINDING    FACULTATIVE OBLIGATORY AUTO BINDING
LIMIT (EXCLUDES RETENTION)             LIMIT (EXCLUDES RETENTION)
[Redacted]                             [Redacted]

FACULTATIVE OBLIGATORY AUTO ISSUE      FACULTATIVE OBLIGATORY AUTO ISSUE
LIMIT WITH RL I                        LIMIT WITH RL II
[Redacted]                             [Redacted]

JUMBO LIMIT                            JUMBO LIMIT
[Redacted]                             [Redacted]

Single Life Treaty -- Effective 12/01/2002
Between HLIC and TFLIC
Amendment 11 -- Effective 06/01/2007

                                  AMENDMENT 13
                          EFFECTIVE FEBRUARY 11, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002, FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002, FOR AUTOMATIC BUSINESS

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to revise the maximum issue age to 85; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to provide that certain specified replacement business shall not be counted toward the Jumbo Limit; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to increase the Automatic Binding, Automatic Issue and Automatic Processing Limits under the Retention Limit II in Exhibit II, originally described in Amendment 11.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

- Article II, Section A, Paragraph 4, is deleted in its entirety and replaced with the following:

       4.   The maximum issue age will be 85.

- Article II, Section A, Paragraph 7, is deleted in its entirety and replaced with the following:

       7. The total amount of insurance in force and applied for in all companies on each risk must not exceed the applicable Jumbo Limit as stated in Exhibit II. Any amounts of insurance being replaced by the Ceding Company may be deducted from this total only under the following conditions:

Single Life Treaty -- Effective 12/01/2002
Between HLIC and TFLIC
Amendment 13 -- Effective 02/11/2008

         a. Existing permanent insurance is being replaced by the Ceding Company, as part of a Section 1035 exchange, and the Ceding Company has obtained a duly executed absolute assignment of the insurance being replaced; or

         b. An internal replacement is being made, where the Ceding Company is replacing an in-force policy with a new policy of equal or greater death benefit.

          When the total amount of insurance in force and applied for, that is to be compared with the applicable Jumbo Limit, is reduced due to the above conditions, the Ceding Company assumes full responsibility to effect the cancellation of coverage under the replaced insurance concurrently with the commencement of coverage under the new policy. If the cancellation does not occur in a timely manner and the failure to cancel results in the new policy causing coverage to exceed the applicable Jumbo Limit, then the Reinsurer may (when the Reinsurer becomes aware of the Jumbo Limit violation) decline reinsurance on the new policy during the period of time while both coverages are in effect, by providing written notice to the Ceding Company. Once this notice has been provided, the Reinsurer will have no liability for reinsurance coverage on the new policy while both coverages are in effect and shall refund to the Ceding Company all related Reinsurance Premiums for the new policy. However, if reinsurance on the new policy is declined for this reason and the cancellation of coverage under the replaced insurance is later effected, then, upon receipt of the Ceding Company's written notice to this effect, the Reinsurer will become liable for reinsurance coverage on the new policy as of the effective date of cancellation of coverage under the replaced policy, and Reinsurance Premiums for the new policy will be payable.

          For any Automatic case where total amount of insurance in force and applied for exceeds [Redacted] the Ceding Company will notify the Reinsurer of the case at time of issue or sooner if reasonably possible.

-   Exhibit II is deleted in its entirety and replaced with the attached revised
    Exhibit II.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Treaty -- Effective 12/01/2002
Between HLIC and TFLIC
Amendment 13 -- Effective 02/11/2008

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of February 11, 2008.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:      /s/ Glenn F. Cunningham         Attest:  /s/ Robin S. Blackwell
         ------------------------------           ------------------------------
Name:    Glenn F. Cunningham             Name:    Robin S. Blackwell
Title:   Vice President                  Title:   Second Vice President
Date:    October [ILLEGIBLE], 2009       Date:    October 29, 2009

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Thomas P Kalmbach           Attest:  /s/ Mike Roscoe
         ------------------------------           ------------------------------
Name:    Thomas P Kalmbach               Name:    Mike Roscoe, FSA, MAAA
Title:   Vice President, Individual      Title:   Senior Vice President
         Life Product                             IMG Product Management
Date:    11/2/2009                       Date:    11/3/2009

Single Life Treaty -- Effective 12/01/2002
Between HLIC and TFLIC
Amendment 13 -- Effective 02/11/2008

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
           (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS --
          NOT LS, CUSTOM TERM, & STAG UL+) EFFECTIVE FEBRUARY 11, 2008

RETENTION LIMIT I ("RL I")            RETENTION LIMIT II ("RL II")
[Redacted]                            [Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES     AUTOMATIC BINDING LIMIT (EXCLUDES
RETENTION)                            RETENTION)
[Redacted]                            [Redacted]

AUTOMATIC ISSUE LIMIT WITH RL I       AUTOMATIC ISSUE LIMIT WITH RL II
[Redacted]                            [Redacted]

AUTOMATIC PROCESSING LIMIT WITH RL I  AUTOMATIC PROCESSING LIMIT WITH RL II
[Redacted]                            [Redacted]

FACULTATIVE OBLIGATORY AUTO BINDING   FACULTATIVE OBLIGATORY AUTO BINDING
LIMIT (EXCLUDES RETENTION)            LIMIT (EXCLUDES RETENTION)
[Redacted]                            [Redacted]

FACULTATIVE OBLIGATORY AUTO ISSUE     FACULTATIVE OBLIGATORY AUTO ISSUE
LIMIT WITH RL I                       LIMIT WITH RL II
[Redacted]                            [Redacted]

JUMBO LIMIT                           JUMBO LIMIT
[Redacted]                            [Redacted]

Single Life Treaty -- Effective 12/01/2002
Between HLIC and TFLIC
Amendment 13 -- Effective 02/11/2008

                                  AMENDMENT 14
                             EFFECTIVE MAY 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS
                                 ("AGREEMENT")

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                 ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect the addition of the Leaders VUL Legacy and Leaders VUL Liberty products, for policies issued on or after the effective date of this Amendment. The reserves for these products will be determined using mortality on an Age Nearest Birthday basis.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

I. Article VI, Section A, is removed in its entirety and replaced with the following:

       A  .  STATUTORY RESERVES FOR THE MORTALITY RISK OF THE POLICY

II. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A; and

III. Exhibit III is deleted in its entirety and replaced with the attached revised Exhibit III.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TOLIC
Amendment #14 -- Effective 05/1/2008

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of May 1, 2008.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:     /s/ Robin Simmons Blackwell     Attest:  /s/ Glenn F. Cunningham
        ------------------------------           ------------------------------
                                                 Glenn F. Cunningham
Name:   Robin Simmons Blackwell         Name:    [ILLEGIBLE]
Title:  2nd Vice President              Title:   [ILLEGIBLE]
Date:   05-12-08                        Date:    5-12-08

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach          Attest:  /s/ Mike Roscoe
        ------------------------------           ------------------------------
Name:   Thomas P. Kalmbach              Name:    Mike Roscoe, FSA, MAAA
Title:  Vice President, Individual      Title:   Senior Vice President
        Life product
                                                 Individual Life Product
                                                 Management
Date:   5/21/2008                       Date:    5/21/2008

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TOLIC
Amendment #14 -- Effective 05/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                             EFFECTIVE MAY 1, 2008

TYPE OF BUSINESS     Individual life insurance issued by
                     the Ceding Company

UPSCALE PRODUCTS                                              RIDERS
Stag Protector Variable Universal Life                        Other Covered Insured
Stag Variable Life Accumulator                                Term Rider (base or other insured)
Stag Universal Life                                           ADB Benefit (not reinsured)
SPVL (Fully underwritten only)                                Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)                               Waiver of Monthly Deduction
One Year Term                                                 Waiver of Specified Amount
Stag Whole Life                                               Enhanced No Lapse Guarantee Rider
Stag Protector Variable Universal Life II                     Estate Tax Repeal Benefit Rider
Stag Variable Life Accumulator II                             Level Compensation Endorsement
Stag Universal Life Cash Value                                Children's Life Insurance Rider
Leaders VUL Legacy                                            Maturity Date Extension
Leaders VUL Liberty                                           Guaranteed COI Benefit Rider
                                                              Mortality and Expense Risk Rates Rider
                                                              Foreign Travel Exclusion Rider
                                                              Policy Continuation Rider
                                                              Cost of Living Adjustment Rider
                                                              Accelerated Benefit Rider
                                                              Overloan Protection Rider
                                                              Estate Tax Repeal Rider

MIDDLE AMERICA PRODUCTS                                       RIDERS
LBSI UL                                                       Term Rider (base or other insured)
Life Solutions I UL                                           Waiver of Premium Riders
Life Solutions II UL                                          Waiver of Monthly Deduction Riders
20 Year Term                                                  Additional Purchase Option Rider
                                                              Disability Income Rider

WOODBURY PRODUCTS
Hartford Stag Wall Street Variable Universal Life             Term Rider
                                                              ADB (not reinsured)
                                                              Waiver of Monthly Deduction
                                                              Waiver of Specified Amount
                                                              Cost of Living Adjustment Rider
                                                              Child Rider
                                                              Accelerated Benefit Rider
                                                              Specify Monthly Deductions
                                                              Enhanced No Lapse Guarantee

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TOLIC
Amendment #14 -- Effective 05/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                             EFFECTIVE MAY 1, 2008

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TOLIC
Amendment #14 -- Effective 05/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                             EFFECTIVE MAY 1, 2008

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Overloan Protection Rider: This rider is automatically added to the policy at issue. This rider protects a policy from lapsing due to overloan.

Estate Tax Repeal Benefit Rider: This rider is automatically added to each policy at issue, and allows for policy surrender without the assessment of surrender charges, providing the following conditions are met:

       -   There is no federal estate tax in effect during the year 2011, and

       -   the surrender request is received during the month of January 2011.

This rider will terminate at the sooner of:

       -   the termination date of the policy, or

       -   January 31, 2011.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TOLIC
Amendment #14 -- Effective 05/1/2008

                                  EXHIBIT III
                             EFFECTIVE MAY 1, 2008

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached. These rates are used for Automatic, Facultative Obligatory, and Facultative policies.

                    PRODUCTS USING MULTI-CLASS RATE TABLES:
                     Stag Protector Variable Universal Life
                    Stag Accumulator Variable Universal Life
                              Stag Universal Life
                                Stag Whole Life
               Hartford Stag Wall Street Variable Universal Life
                            Stag Universal Life Plus
                         Stag Universal Life Cash Value
                               Leaders VUL Legacy
                              Leaders VUL Liberty

                     PRODUCTS USING UNI-CLASS RATE TABLES:
                                    LBSI UL
                              Life Solutions I UL
                              Life Solutions II UL
                                  20 Year Term
                                    ART (CW)
                             5 & 10 Year Term (NY)
                                      SPVL
                                 One Year Term

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TOLIC
Amendment #14 -- Effective 05/1/2008

SINGLE LIFE 2002 MULTICLASS ANNUAL YRT PER 1000 REINSURANCE RATES

[Redacted]

                                Monthly Per 1000
                           Waiver of Specified Amount

          Male                     Female                    Unisex
       [Redacted]                [Redacted]                [Redacted]

                                  AMENDMENT 15
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS
                                 ("AGREEMENT")

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                      TRANSAMERICA LIFE INSURANCE COMPANY
                                 ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect the addition of two products and two riders, for policies issued on or after the effective date of this Amendment. The products are Bicentennial UL Founders and Life Solutions II UL (2001 CSO version). The riders are the Guaranteed Minimum Accumulation Benefit (GMAB) Rider and the Paid-Up Life Insurance Rider. The reserves for the Bicentennial UL Founders product will be determined using mortality on an Age Nearest Birthday basis. For these riders, no specific reinsurance premium is payable to the Reinsurer under this Agreement.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

I. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A; and

II. The first page of Exhibit III is deleted and replaced with the attached revised first page of Exhibit III.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #15- Effective 10/1/2008

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of October 1, 2008.

TRANSAMERICA LIFE INSURANCE COMPANY

By:      /s/ Glenn F. Cunningham        Attest:  /s/ Robin S. Blackwell
         -----------------------------           -----------------------------
Name:    Glenn F. Cunningham            Name:    Robin S. Blackwell
Title:   Senior Vice President          Title:   Second Vice President
Date:    October 20, 2009               Date:    October 26, 2009

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach         Attest:  /s/ Mike Roscoe
         -----------------------------           -----------------------------
Name:    Thomas P. Kalmbach             Name:    Mike Roscoe, FSA, MAAA
Title:   Vice President, Individual     Title:   Senior Vice President
         Life Product                            IMG Product Management
Date:    10/29/2009                     Date:    10/29/2009

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #15- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

TYPE OF BUSINESS                     Individual life insurance issued by
                                     the Ceding Company

UPSCALE PRODUCTS                     RIDERS
------------------------------------------------------------------------
Stag Protector Variable Universal    Other Covered Insured
Life
Stag Variable Life Accumulator       Term Rider (base or other insured)
Stag Universal Life                  ADB Benefit (not reinsured)
SPVL (Fully underwritten only)       Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)      Waiver of Monthly Deduction
One Year Term                        Waiver of Specified Amount
Stag Whole Life                      Enhanced No Lapse Guarantee Rider
Stag Protector Variable Universal    Estate Tax Repeal Benefit Rider
Life II
Stag Variable Life Accumulator II    Level Compensation Endorsement
Stag Universal Life Cash Value       Children's Life Insurance Rider
Leaders VUL Legacy                   Maturity Date Extension
Leaders VUL Liberty                  Guaranteed COI Benefit Rider
Bicentennial UL Founders             Mortality and Expense Risk Rates
                                     Rider
                                     Foreign Travel Exclusion Rider
                                     Policy Continuation Rider
                                     Cost of Living Adjustment Rider
                                     Accelerated Benefit Rider
                                     Overloan Protection Rider
                                     Estate Tax Repeal Rider
                                     Guaranteed Minimum Accumulation
                                     Benefit Rider
                                     Paid-Up Life Insurance Rider

MIDDLE AMERICA PRODUCTS              RIDERS
------------------------------------------------------------------------
LBSI UL                              Term Rider (base or other insured)
Life Solutions I UL                  Waiver of Premium Riders
Life Solutions II UL                 Waiver of Monthly Deduction Riders
20 Year Term                         Additional Purchase Option Rider
Life Solutions II UL (2001 CSO       Disability Income Rider
version)

WOODBURY PRODUCTS
------------------------------------------------------------------------
Hartford Stag Wall Street Variable   Term Rider
Universal Life
                                     ADB (not reinsured)
                                     Waiver of Monthly Deduction
                                     Waiver of Specified Amount
                                     Cost of Living Adjustment Rider
                                     Child Rider
                                     Accelerated Benefit Rider
                                     Specify Monthly Deductions
                                     Enhanced No Lapse Guarantee

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #15- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #15- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Overloan Protection Rider: This rider is automatically added to the policy at issue. This rider protects a policy from lapsing due to overloan.

Estate Tax Repeal Benefit Rider: This rider is automatically added to each policy at issue, and allows for policy surrender without the assessment of surrender charges, providing the following conditions are met:

       -   There is no federal estate tax in effect during the year 2011, and

       -   the surrender request is received during the month of January 2011.

This rider will terminate at the sooner of:

       -   the termination date of the policy, or

       -   January 31, 2011.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #15- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: This rider provides that at the end of the GMAB Guarantee Period (usually 20 years), the policy account value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge to the policyholder, and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: This rider is similar to GMAB rider with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. This rider provides that at end of Guarantee Period, policyholder may elect to change coverage to paid-up life insurance using account value as a 5% Net Single Premium to determine amount of coverage; however, amount of coverage will never be lower than sum of gross premiums paid to that date. Once elected, premiums are no longer accepted.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #15- Effective 10/1/2008

                                  EXHIBIT III
                           EFFECTIVE OCTOBER 1, 2008

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached. These rates are used for Automatic, Facultative Obligatory, and Facultative policies.

                    PRODUCTS USING MULTI-CLASS RATE TABLES:
                     Stag Protector Variable Universal Life
                    Stag Accumulator Variable Universal Life
                              Stag Universal Life
                                Stag Whole Life
               Hartford Stag Wall Street Variable Universal Life
                            Stag Universal Life Plus
                         Stag Universal Life Cash Value
                               Leaders VUL Legacy
                              Leaders VUL Liberty
                            Bicentennial UL Founders

                     PRODUCTS USING UNI-CLASS RATE TABLES:
                                    LBSI UL
                              Life Solutions I UL
                              Life Solutions II UL
                                  20 Year Term
                                    ART (CW)
                             5 & 10 Year Term (NY)
                                      SPVL
                                 One Year Term
                    Life Solutions II UL (2001 CSO version)

Single Life Excess Treaty -- Effective 11/01/2002
Between HLAIC and TLIC
Amendment #15- Effective 10/1/2008

                                  AMENDMENT 16
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS
                                 ("AGREEMENT")

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                                 ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer have revised Schedule A on multiple dates since the effective dates of the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer acknowledge that the Agreement was not amended to reflect the addition of the Conversion Option Rider, the Guaranteed Issue Option Rider, and the Liquidity Enhancement Rider, for policies issued on or after October 2, 2006; and

WHEREAS, the Ceding Company and the Reinsurer originally intended to add the above-mentioned riders using Amendment 12; and

WHEREAS, the Ceding Company and the Reinsurer agree that no Amendment 12 was created; and

WHEREAS, the Ceding Company and the Reinsurer now wish to clarify Schedule A to reflect the effective dates of Products and Riders since the effective dates of the Agreement and ensure that Rider names are presented accurately; and

WHEREAS, the Ceding Company and the Reinsurer agree that no additional reinsurance premium is due to the Reinsurer for these riders under this Agreement.

Single Life Excess Treaty -- Effective 11/01/2002
Between HL and TFLIC
Amendment #16 -- Effective 10/1/2008

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

1. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of October 1, 2008.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:     /s/ Glenn Cunningham          Attest: /s/ Robin S. Blackwell
        ----------------------------          ----------------------------
Name:   Glenn Cunningham              Name:   Robin S. Blackwell
Title:  Vice President                Title:  Second Vice President
Date:   August 19, 2010               Date:   August 25, 2010

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ [ILLEGIBLE]               Attest: /s/ [ILLEGIBLE]
        ----------------------------          ----------------------------
Name:   [ILLEGIBLE]                   Name:   [ILLEGIBLE]
Title:  [ILLEGIBLE]                   Title:  Assistant Vice President &
                                              Actuary
Date:   9/15/2010                     Date:   9-24-2010

Single Life Excess Treaty -- Effective 11/01/2002
Between HL and TFLIC
Amendment #16 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

TYPE OF BUSINESS                Individual life insurance issued by the
                                Ceding Company

UPSCALE PRODUCTS                                       RIDERS
-----------------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life*                Other Covered Insured Rider*
Stag Variable Life Accumulator*                        Term Rider (base or other insured)*
Stag Universal Life*                                   Accidental Death Benefit (not reinsured)*
SPVL (Fully underwritten only)*                        Deduction Amount Waiver Rider*
ART (CW), 5 & 10 Year Term (NY)*                       Waiver of Monthly Deduction Rider*
One Year Term*                                         Waiver of Specified Amount Rider*
Stag Whole Life*                                       Enhanced No Lapse Guarantee Rider*
Stag Protector Variable Universal Life II              Estate Tax Repeal Benefit Rider*
(eff. December 1, 2003)                                Level Compensation Endorsement*
Stag Variable Life Accumulator II                      Children's Life Insurance Rider *
(eff. December 1, 2003)                                Maturity Date Extension Rider*
Stag Universal Life Cash Value                         Guaranteed COI Benefit Rider*
(eff. July 1, 2005)                                    Mortality and Expense Risk Rates Rider*
Leaders VUL Legacy (eff. May 1, 2008)                  Foreign Travel Exclusion Rider (eff. November 1,
Leaders VUL Liberty (eff. May 1, 2008)                 2002 (fac.); December 1, 2002 (auto)
Bicentennial UL Founders (eff. October 1, 2008)        Policy Continuation Rider (eff. December 1, 2003)
                                                       Conversion Option Rider (eff. October 2, 2006)
                                                       Guaranteed Issue Option Rider (eff. October 2, 2006)
                                                       Liquidity Enhancement Rider (eff. October 2, 2006)
                                                       Cost of Living Adjustment Rider (eff. May 1, 2008)
                                                       Overloan Protection Rider (eff. May 1, 2008)
                                                       Guaranteed Minimum Accumulation Benefit Rider
                                                       (eff. October 1, 2008)
                                                       Paid-Up Life Insurance Rider (eff. October 1, 2008)

MIDDLE AMERICA PRODUCTS                                RIDERS
-----------------------------------------------------------------------------------------------------------------
LBSI UL*                                               Term Rider (base or other insured)*
Life Solutions I UL*                                   Waiver of Premium Riders*
Life Solutions II UL*                                  Waiver of Monthly Deduction Riders*
20 Year Term*                                          Additional Purchase Option Rider*
                                                       Disability Income Rider*

WOODBURY PRODUCTS
-----------------------------------------------------------------------------------------------------------------
Hartford Stag Wall Street Variable Universal Life*     Term Rider (base or other insured)*
                                                       Accidental Death Benefit (not reinsured)*
                                                       Waiver of Monthly Deduction Rider*
                                                       Waiver of Specified Amount Rider*
                                                       Cost of Living Adjustment Rider*
                                                       Children's Life Insurance Rider*
                                                       Accelerated Death Benefit Rider*
                                                       Specify Monthly Deductions Rider*
                                                       Enhanced No Lapse Guarantee Rider*

------------

*   Effective November 1, 2002 (fac.), December 1, 2002 (auto), in treaty

Single Life Excess Treaty -- Effective 11/01/2002
Between HL and TFLIC
Amendment #16 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

DESCRIPTIONS

RIDERS FOR WHICH ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured Rider: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage.

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled.

Waiver of Monthly Deduction Rider: Waives monthly deduction amount if insured is disabled.

Waiver of Specified Amount Rider: Waives specified amount if insured is disabled.

Waiver of Premium Riders: Waives premium requirement if insured is disabled.

Additional Purchase Option Rider: Provides additional term coverage.

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND FOR WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Single Life Excess Treaty -- Effective 11/01/2002
Between HL and TFLIC
Amendment #16 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Estate Tax Repeal Benefit Rider: (eff. 11/1/2002 (fac), 12/1/2002 (auto) This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured. (eff 5/1/2008) This rider is automatically added to each policy at issue, and allows for policy surrender without the assessment of surrender charges, providing the following conditions are met:

       -   There is no federal estate tax in effect during the year 2011; and

       -   The surrender request is received during the month of January 2011.

This rider will terminate at the sooner of:

       -   The termination date of the policy, or

       -   January 31, 2011.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Death Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions Rider: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Single Life Excess Treaty -- Effective 11/01/2002
Between HL and TFLIC
Amendment #16 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Conversion Option Rider: During certain policy years prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Guaranteed Issue Option Rider: This rider allows the policyholder to increase the face amount of converted Stag Whole Life policies being converted via the Conversion Option Rider by up to twice their original face amount.

Liquidity Enhancement Rider: This rider shortens the surrender charge period on Stag Whole Life policies from 9 to 7 years. This rider results in policies' credited interest rate and commissions being reduced.

Overloan Protection Rider: This rider is automatically added to the policy at issue. This rider protects a policy from lapsing due to overloan.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: This rider provides that at the end of the GMAB Guarantee Period (usually 20 years), the policy account value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge to the policyholder, and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: This rider is similar to GMAB rider with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. This rider provides that at the end of the Guarantee Period, policyholder may elect to change coverage to paid-up life insurance using account value as a 5% Net Single Premium to determine amount of coverage; however, amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer accepted.

Single Life Excess Treaty -- Effective 11/01/2002
Between HL and TFLIC
Amendment #16 -- Effective 10/1/2008

                                  AMENDMENT 18
                             EFFECTIVE JUNE 1, 2005

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002, FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002, FOR AUTOMATIC BUSINESS
                                 ("AGREEMENT")

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement, to document the Ceding Company's ability to offer coverage at a risk class more favorable than the True Assessed Risk Class, for policies issued on or after June 1, 2005

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.   The above recitals are true and accurate and are incorporated herein.

2. Article II, Section A, Paragraph 2 is deleted in its entirety and replaced with the following:

       2. The risk must be underwritten according to the Ceding Company's standard underwriting practices and guidelines or the Ceding Company's enhanced standard underwriting program.

          If the Ceding Company would like to offer coverage at a risk class more favorable than the True Assessed Risk Class, the Ceding Company may:

         a. Reinsure the risk automatically under this Agreement with the Reinsurance Premium based on the True Assessed Risk Class; or

Single Life Excess Treaty -- Effective 11/1/2002
Between HLIC and TFLIC
Amendment #18 -- Effective 06/01/2005

         a. Seek to reinsure the risk facultatively under this Agreement at rates more favorable than the True Assessed Risk Class; or

         b.  Decide not to reinsure the risk under this Agreement

For the purposes of this Agreement, "True Assessed Risk Class" shall mean the risk class determined by the Ceding Company prior to any adjustments made as a result of the Ceding Company's enhanced standard underwriting program.

The Ceding Company's Underwriting Guidelines consist of the following documents which are attached in Exhibit IV and made part of this reinsurance agreement:

       -   Underwriting guidelines

       -   Age and amount requirements

       -   Internal Underwriting Philosophy

       -   Exception criteria

Any proposed changes to the Ceding Company's Underwriting Guidelines shall be submitted to the Reinsurer for written approval prior to implementation. If the Reinsurer does not respond within thirty (30) days, it shall be presumed that the Reinsurer is agreeable to such modification.

Any risk not underwritten according to the Underwriting Guidelines shall be excluded, unless any of the following conditions (i), (ii) or (iii) are satisfied, where:

       (i) Reinsurer has agreed to the special underwriting program by written amendment to the reinsurance agreement.

       (ii) the special underwriting program is currently part of the existing treaty being amended herein.

       (iii) Ceding Company has followed its Underwriting Guidelines and has reinsured at terms according to these guidelines.

Ceding Company will use as a base underwriting manual the Swiss Re Edition 7 manual. However, Ceding Company will use the Ascent II manual for all cancers, kidney transplants and Type I and Type 2 diabetes.

3. Except as herein amended, all other terms and conditions of the Agreement shall remain unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of June 1, 2005.

Single Life Excess Treaty -- Effective 11/1/2002
Between HLIC and TFLIC
Amendment #18 -- Effective 06/01/2005

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:       /s/ Glenn Cunningham       Attest:   /s/ Robin Blackwell
          -------------------------            -------------------------
Name:     Glenn Cunningham           Name:     Robin Blackwell
Title:    Vice President             Title:    2nd Vice President
Date:     July 12, 2011              Date:     7.12.11

HARTFORD LIFE INSURANCE COMPANY

By:       /s/ Paul Fischer           Attest:   /s/ Michael J Roscoe
          -------------------------            -------------------------
Name:     Paul Fischer               Name:     Michael J Roscoe
Title:    Assistant Vice President   Title:    Senior Vice President &
          & Actuary                            Actuary
Date:     7-15-2011                  Date:     7/15/2011

Single Life Excess Treaty -- Effective 11/1/2002
Between HLIC and TFLIC
Amendment #18 -- Effective 06/01/2005

                AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM
                             REINSURANCE AGREEMENT

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                                (NAIC No. 88072)
                               (FEIN 06-0974148)

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                                (NAIC No. 70688)
                               (FEIN 36-6071399)

                        EFFECTIVE DATE: OCTOBER 1, 2008

                                    ARTICLES

    I.  The Agreement                                                         3
   II.  Effective Date                                                        3
  III.  Reinsurance Coverage                                                  4
   IV.  Liability for Reinsurance                                             7
    V.  Underwriting Review                                                   9
   VI.  Reinsurance Premiums                                                 11
  VII.  Reinsurance Reporting                                                13
 VIII.  Credit for Reinsurance                                               13
   IX.  Errors                                                               15
    X.  Policy Conversions, Other Changes, and Terminations                  15
   XI.  Policy Reinstatement                                                 18
  XII.  Claims                                                               19
 XIII.  Extra-Contractual Obligations                                        22
  XIV.  DAC Tax Section 1.848-2(g)(8) Election                               23
   XV.  Insolvency                                                           24
  XVI.  Recapture of Reinsured Business                                      25
 XVII.  Offset                                                               26
XVIII.  Dispute Resolution                                                   26
  XIX.  Arbitration                                                          26
   XX.  Termination of this Agreement for New Business                       27
  XXI.  Confidentiality                                                      28
 XXII.  General Provisions                                                   29
XXIII.  Notices and Communications                                           33
        Execution                                                            35

                                   SCHEDULES

    A.  Plans of Insurance Covered Under this Agreement                      36
    B.  Reinsurance Specifications                                           40
    C.  Foreign National Underwriting Program                                42
    D.  Other Special Underwriting Programs                                  45
    E.  Ceding Company's Standard Underwriting Practices and Guidelines      48
    F.  Policies Eligible for Reinsurance Under this Agreement               63

                                    EXHIBITS

    I.  Reinsurance Premium Calculation                                      64
   II.  Retention, Binding, and Total Pool Issue Limits                      68
  III.  Annual Rates per $1,000 of Reinsured Net Amount at Risk              72
   IV.  Allowance Percentages to be Applied to the Annual Rates per $1,000   93
    V.  Substandard Table Percentages                                        94
   VI.  Conditional Receipt or Temporary Insurance Agreement                 95
  VII.  Reinsurance Reports                                                  99

ALL SCHEDULES AND EXHIBITS ATTACHED WILL BE CONSIDERED PART OF THIS REINSURANCE AGREEMENT.

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
                                   ARTICLE I

                                 THE AGREEMENT

A.  The Agreement and Parties to the Agreement

This is a monthly renewable term agreement for indemnity life reinsurance (the "Agreement") solely between Hartford Life Insurance Company, a Connecticut corporation ("Ceding Company"), and Transamerica Financial Life Insurance Company, a New York corporation ("Reinsurer"). The Ceding Company and the Reinsurer are each referred to individually as a "Party," and collectively as the "Parties," to this Agreement.

This Agreement shall be binding upon the Ceding Company and the Reinsurer and their respective successors and assignees.

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured, owner, beneficiary, or assignee of any insurance policy or other contract of the Ceding Company.

B.  Complete and Entire Agreement

This Agreement, which includes all Schedules and Exhibits attached hereto and any amendments entered into hereafter, constitutes the entire agreement of the Parties pertaining to the transaction contemplated by this Agreement. This Agreement supersedes and replaces all oral and written agreements previously made or existing by and between the Parties or their representatives with regard to the transaction contemplated by this Agreement.

This Agreement shall not be amended or modified except by written amendment, signed by duly authorized officers of each Party.

Routine communications are those communications contemplated by this Agreement that are not intended to change any of its risk transfer characteristics. Such communications may include, but are not limited to, reinsurance reporting and premium administration, underwriting review, claim submission and review, participation in claim litigation and settlements, audit reviews, and the resolution of disputes by arbitration or court proceedings. These communications serve to clarify the obligations of the Parties under this Agreement and should not be construed as modifications of this Agreement. Any modifications of this Agreement shall be effected only by written amendment as provided for above.

                                   ARTICLE II

                                 EFFECTIVE DATE

The Effective Date of this Agreement is October 1, 2008.

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Between HLIC and TFLIC

                                  ARTICLE III

                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to those Plans of Insurance and Riders set forth in Schedule A that also fall within a category of policies eligible for reinsurance under this Agreement as described in Schedule F. Such reinsurance shall be either on an automatic basis, subject to the requirements set forth in Section A below, on an automatic processing basis, subject to the requirements set forth in Section B below, or on a facultative basis, subject to the requirements set forth in Section C below. Notwithstanding the foregoing, reinsurance coverage on a facultative basis may also apply on plans of insurance not listed in Schedule A, with the agreement of the Reinsurer. The specifications for all reinsurance under this Agreement are provided in Schedule B.

A.  Automatic Reinsurance

For each risk that meets the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the risk as indicated in Schedule B ("Automatic Pool"). The requirements for Automatic Reinsurance are as follows:

1.  Each life, at the time of application, must:

       a. have been a legal resident of the United States or Canada for at least six months;

       b.  be a citizen of the United States or Canada; or

       c. qualify for the Foreign National Underwriting Program as specified in Schedule C.

2. Each risk must be underwritten according to the Ceding Company's Standard Underwriting Practices and Guidelines or one of the special underwriting programs. The Ceding Company's Standard Underwriting Practices and Guidelines as of the Effective Date are described in Schedule E, and the Ceding Company's special underwriting programs as of the Effective Date are described in Schedule C and Schedule D. Changes to such documents will be handled in accordance with
Section XXII.M.

If the Ceding Company would like to offer coverage at a risk class more favorable than the True Assessed Risk Class, the Ceding Company may:

       a. Reinsure the risk automatically under this Agreement with Reinsurance Premiums based on the True Assessed Risk Class; or

       b. Seek to reinsure the risk facultatively under this Agreement at rates more favorable than the True Assessed Risk Class; or

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

       c.   Decide not to reinsure the risk under this Agreement.

For purposes of this Agreement, "True Assessed Risk Class" shall mean the risk class assessed by the Ceding Company prior to any adjustments made as a result of the Ceding Company's Enhanced Standard or similar special underwriting program.

3. If any risk on the life of a proposed insured was previously submitted by the Ceding Company on a facultative basis to the Reinsurer or to any other reinsurer, at least three (3) years must have elapsed since that previous risk was submitted facultatively, unless the original reason for submitting facultatively no longer applies.

4. The maximum issue age for each life is 85. For Last Survivor policies, the minimum issue age is 18, for all other policies, the minimum age is 0.

5. The mortality rating on each life does not exceed Table P. However, for Last Survivor policies, one life may be uninsurable if the other life does not exceed Table F.

6. The total amount of risk on that life to be reinsured in the Automatic Pool and under any other individual life reinsurance agreement with any reinsurer does not exceed the Automatic Binding Limit for that life shown in Exhibit II.

7. For any Excess Risk, the total amount of risk on that life in force and applied for in all companies must not exceed the Jumbo Limit for that life shown in Exhibit II. (For Last Survivor risks, see the Last Survivor Limits and Retention Worksheet in Exhibit II.) Any amounts of risk being replaced by the Ceding Company may be deducted from this total amount of risk only under the following conditions:

       a. Existing permanent insurance is being replaced by the Ceding Company, with or without a Section 1035 exchange, and the Ceding Company has obtained a duly executed absolute assignment of the insurance being replaced; or

       b. Existing term insurance is being replaced by the Ceding Company, and the Ceding Company has obtained a duly executed absolute assignment of the insurance being replaced; or

       c. An internal replacement is being made, where the Ceding Company is replacing an in-force policy with a new policy of equal or greater death benefit.

When the total amount in force and applied for, that is to be compared with the applicable Jumbo Limit, is reduced due to the above conditions, the Ceding Company assumes full responsibility to effect the cancellation of life insurance coverage under the replaced insurance concurrently with the commencement of coverage under the new policy. If the cancellation does not occur in a timely manner and the failure to cancel results in the new policy causing reinsurance coverage to exceed the applicable Jumbo Limit, then the Reinsurer may (when the Reinsurer becomes aware of the Jumbo Limit violation) decline reinsurance coverage on the new policy during the period of time while both policy coverages are in effect, by written notice to the Ceding Company. Once this notice has been given, the Reinsurer will have no liability for reinsurance coverage on the new policy while both policy coverages are in effect and shall refund to the Ceding Company all related Reinsurance Premiums for the new policy. However, if reinsurance coverage on the

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                                    5
new policy is declined for this reason and the cancellation of life insurance coverage under the replaced insurance is later effected, then, upon receipt of the Ceding Company's written notice to this effect, the Reinsurer will again become liable for reinsurance coverage on the new policy as of the effective date of cancellation of coverage under the replaced policy, and Reinsurance Premiums for the new policy will again be payable.

8. If all the other requirements for Automatic Reinsurance are met and the life is a player or coach on a team in the National Hockey League, the National Football League, the National Basketball Association or Major League Baseball, and:

       a. The risk is not an Excess Risk, then the Ceding Company shall notify the Reinsurer of this fact at the time of issue of the risk; or

       b. The risk is an Excess Risk, then, prior to ceding the risk automatically under this Agreement, the Ceding Company must confirm the Reinsurer's available capacity for that risk. The Ceding Company, by telephone call or electronic mail, shall: (1) notify the Reinsurer's Chief Underwriter, or designee, of the life's name, date of birth, sport and team affiliation, the total life insurance in force and to be placed on the life, and the amount of new reinsurance coverage required from the Reinsurer; and (2) confirm that an application for insurance on the life has been completed. The Reinsurer shall endeavor to inform the Ceding Company of its available capacity for the risk within two business days after such notification and confirmation. After the Reinsurer has advised the Ceding Company of the amount of its available capacity, the Ceding Company may then cede to the Reinsurer no more than that amount on an automatic basis under this Agreement.

9. The Ceding Company, or one of its affiliates, shall retain its share of each risk on a life, as described in this Agreement and in any other life reinsurance agreement applicable to risk on that life. However, the Ceding Company reserves the right to separately reinsure any amount of the retained risk on a life reinsured under this Agreement with these conditions:

       a. This right, as it pertains to such lives, applies only to groups of risks defined as cohorts of risks reinsured for at least five (5) years and issued either during a continuous period (such as one or more years) or under one or more Plans of Insurance shown in Schedule A, and does not apply to individual lives or to small, non-homogeneous groups of risks;

         b.

         c. Any amounts of retention separately reinsured in this manner shall not reduce the amount of the Ceding Company's retention on that life for the purpose of any other terms of this Agreement.

B.  Automatic Processing

If the requirements for Automatic Reinsurance are met for a life except for the requirement stated above in Section A.6, but the total amount of risk on that life to be reinsured in the Automatic Pool and under any other individual life reinsurance agreement with any reinsurer

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
does not exceed the Automatic Processing Limit for that life shown in Exhibit II, then the Ceding Company may submit to the Lead Reinsurer (designated in Schedule B) all information relating to the insurability of that life. For Last Survivor policies where one life is deemed uninsurable, only the information for the other life needs to be submitted.

The Lead Reinsurer shall review the submitted information to determine if the life should be reinsured by the Automatic Pool and, if so, on what basis. The Lead Reinsurer shall endeavor to provide the Ceding Company with a response within 72 hours of receipt of such information. Approval by the Lead Reinsurer shall be binding on all other current Automatic Pool reinsurers. This process shall be known as Automatic Processing and shall be subject to Exhibit II.

Hereinafter, all references to Automatic Reinsurance, coverage automatically reinsured, and the Automatic Pool will include coverage reinsured through Automatic Processing.

C.  Facultative Reinsurance

If the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are met but the Ceding Company prefers to apply for Facultative Reinsurance with the Reinsurer, then the Ceding Company shall submit to the Reinsurer sufficient evidence agreed upon between the Ceding Company and the Reinsurer, relating to the insurability of each life submitted for Facultative Reinsurance. For Last Survivor policies where one life is deemed uninsurable, only the information for the other life needs to be submitted.

The Reinsurer shall promptly notify the Ceding Company in writing of its declination to offer, its underwriting offer subject to additional requirements, or its final underwriting offer. The final underwriting offer will automatically expire upon the earliest of: (1) the date the policy application is withdrawn;
(2) the expiration date specified in the final offer; (3) the date one hundred twenty (120) days after the date of the final offer; and (4) the date the final offer is accepted, provided such offer is accepted within the lifetime of the proposed insured(s).

Once the Ceding Company has accepted the Reinsurer's final underwriting offer, then Facultative Reinsurance for the risk under this Agreement will become effective under this Agreement as described below in Article IV.C or Article IV.E, as applicable.

                                   ARTICLE IV

                           LIABILITY FOR REINSURANCE

A. The Reinsurer's liability for Automatic Reinsurance will begin simultaneously with the Ceding Company's liability, but in no event prior to the Effective Date.

B. The Reinsurer's liability for any risk reported as reinsured on an automatic basis that did not meet the requirements for Automatic Reinsurance as specified in Article III shall be limited to a refund of any net Reinsurance Premiums paid under this Agreement with respect to such risk. Such refund shall be made without interest.

C. The Reinsurer's liability under this Agreement for Facultative Reinsurance on a risk:

1. Shall be subject to the terms and conditions of the accepted final underwriting offer

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                                    7
for that risk; and

2.  Shall begin simultaneously with the Ceding Company's liability once:

       a. The Reinsurer has made a written final underwriting offer to the Ceding Company on its application for Facultative Reinsurance; and

       b. The Ceding Company has accepted the Reinsurer's final underwriting offer:

         (1) While life insurance coverage (if any) is in effect under the Ceding Company's Insurance Receipt, as provided below in Section E; or

         (2)  Otherwise, by written acceptance provided to the Reinsurer.

However, the Reinsurer reserves the right to rescind its liability under this Agreement for Facultative Reinsurance on such risk, by written notice to the Ceding Company, if the Ceding Company has not, within 240 days after the date of the final underwriting offer:

1.  Reported the risk to the Reinsurer; or

2.  Remitted the applicable first Reinsurance Premium for the risk.

D. In no event shall reinsurance be in force and binding if the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the Ceding Company knowingly was not properly licensed.

E. The Reinsurer's liability for coverage under the Ceding Company's conditional receipt or temporary insurance agreement, whichever the Ceding Company uses (a copy of which is included as Exhibit VI and, for the purpose of this Section E, hereinafter called the "Insurance Receipt"), is limited to the amount the Reinsurer would reinsure under this Agreement on an Automatic Reinsurance basis (whether the risk qualifies for Automatic Reinsurance or not) if the coverage under the policy applied for would have been approved and issued, as limited by the terms of the Insurance Receipt, provided:

1. The Ceding Company has followed its normal cash-with-application procedures for such coverage; and

2. The Ceding Company's original underwriting assessment for the risk was not a decline (if it was a decline, the Reinsurer would have no liability for such coverage except as described below in Paragraph 5); and

3. There is no coverage in effect on the life in the Automatic Pool through any other Insurance Receipt having an effective date preceding, or the same as, the effective date of such coverage; and

4. If such coverage is on a risk that also exceeds either the Automatic Binding Limit or the Jumbo Limit for the risk as shown in Exhibit II, then the Reinsurer's liability for such excess amount of coverage will be limited by the Reinsurer's available capacity; and

5. If the Ceding Company has accepted any final underwriting offer(s) for Facultative Reinsurance on the risk (whether such offer is made by the Reinsurer as described above in Section III.C. or by any other reinsurer(s)), then the Reinsurer's liability for

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                                    8
such coverage under the Insurance Receipt will be equal to:

       a. The amount of coverage in effect under the terms of the Insurance Receipt; multiplied by

       b. The proportion equal to the amount of Facultative Reinsurance included in the Reinsurer's final underwriting offer that is accepted by the Ceding Company, divided by the total amount of the risk to be issued by the Ceding Company.

          In no event, however, will the Reinsurer have any liability under the insurance receipt once the Reinsurer has notified the Ceding Company in writing of its declination to offer Facultative Reinsurance coverage, as described above in Article III.C.

          The Reinsurer's liability for coverage under the Insurance Receipt shall terminate simultaneously with the termination of the Ceding Company's liability under the Insurance Receipt.

F. The Reinsurer's liability for reinsurance on each risk will terminate when the Ceding Company's liability terminates, unless it terminates earlier as specified otherwise in this Agreement.

G. The liability of each reinsurer in the Automatic Pool shall be separate and not joint with the other pool reinsurers. In no way will the liability of the Reinsurer be increased by reason of the inability of the Ceding Company to collect from any other reinsurers, whether specific or general, any amounts which may be due from them, whether such inability arises from insolvency of such other reinsurers or otherwise.

                                   ARTICLE V

                              UNDERWRITING REVIEW

A.  Purpose of Underwriting Review

For new business written by the Ceding Company that meets the requirements for Automatic Reinsurance, the Ceding Company intends to underwrite applications for such business as if the business were to be fully retained by the Ceding Company. Such business shall be underwritten according to the underwriting practices and guidelines described in Schedules C, D, or E, as applicable.

The underwriting practices and professional judgment used by the Ceding Company in arriving at a risk assessment may not agree entirely with the underwriting practices customarily used by, or the professional judgment of, the Reinsurer under similar circumstances.

It is the purpose of this review to:

1. Afford the Reinsurer a reasonable period of time to review the underwriting practices used, and risk assessments made, by the Ceding Company on automatically reinsured business; and

2. Settle on a risk assessment for a case that is mutually agreeable between the

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

Parties and that shall be used to determine the Reinsurance Premiums for the risk from the beginning of the reinsurance liability under this Agreement for any such case reviewed by the Reinsurer within that period of time where the underwriting practices used or risk assessment made by the Ceding Company differ materially from the opinion of the Reinsurer.

It is NOT the purpose of this review, nor is it within the authority of the Reinsurer under this Agreement, to deny reinsurance coverage on any automatically reinsured business written by the Ceding Company due to a difference of opinion over the risk assessment on a policy application.

B.  Underwriting Review Process

1. This review shall only be available to the Reinsurer during the first twenty-four (24) months following the effective date of any risk automatically reinsured under this Agreement

2. For any risk reviewed during this period where the Reinsurer's opinion differs materially from that of the Ceding Company, the Parties shall work together in good faith to develop a mutually agreeable risk assessment to be used to calculate the Reinsurance Premiums for that risk from the beginning of the Reinsurer's liability for that risk under this Agreement

3. For any risk reviewed during this period where the Parties cannot mutually agree on a risk assessment within a reasonable time period, the Parties shall submit the risk for dispute resolution under Article XVIII.

4. This review shall not be available and the Reinsurer may not challenge any risk assessments made by the Ceding Company after this twenty-four (24) month period. However, nothing herein shall be construed to prevent Reinsurer from reviewing, at time of claim, all aspects of the underlying risk, including but not limited to financial and medical underwriting, for the purpose of confirming qualification of the risk for Automatic Reinsurance.

C.  Ceding Company's Responsibilities to the Reinsurer for Underwriting Review

The Ceding Company shall provide to the Reinsurer all information in its possession, reasonably requested by the Reinsurer that was used in underwriting and assessing the risks for each qualifying case identified for review under this Article.

This information to be provided to the Reinsurer may be transmitted using any medium agreed upon by the Parties; a valid copy of the information shall satisfy this purpose.

This information shall be delivered to the Reinsurer within thirty (30) calendar days after the Ceding Company receives the request for the information, unless an alternative delivery period is agreed upon by the Parties.

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
                                   ARTICLE VI

                              REINSURANCE PREMIUMS

A.  Computation

Reinsurance Premiums under this Agreement shall be calculated as described in
Exhibit I.

B.  Timing

Reinsurance Premiums are payable each month of coverage for reinsured risks in force at the end of the preceding month. For newly reinsured risks with a reinsurance effective date during the current month, the Reinsurance Premium for the first month of coverage will be payable in the next following monthly statement.

C.  Extended Policy Maturity

If the maturity date of a reinsured policy is extended in accordance with the policy, the death benefit under the policy will continue to be payable as provided in the policy, and the reinsurance under this Agreement will remain in effect on the same terms as before the policy's original maturity date.

D.  Unearned Reinsurance Premiums

The Reinsurer will refund to the Ceding Company all unearned Reinsurance Premiums, less applicable allowances, arising from policy conversions, other changes, and terminations described in Article X. If termination is due to lapse, surrender or conversion, unearned Reinsurance Premium will be determined as of the effective date of termination. If termination is due to death, unearned Reinsurance Premium will be determined as of the date of death.

E.  Guaranteed Rates

Although the Reinsurer anticipates continuing to accept Reinsurance Premium at the current rate level, the Reinsurer reserves the right to increase the YRT Reinsurance Rate Factors (described in Exhibit I) for any Plan of Insurance but in no event will the increased annual YRT Reinsurance Premium Rate, as defined in Exhibit I, for standard risks exceed the applicable annual rates in the Valuation Mortality Table specified in Schedule A for that Plan of Insurance. Such increased rates shall apply for policy years beginning during the fifth calendar year after the calendar year during which the Ceding Company receives written notice of the rate increase.

The Reinsurer and the Ceding Company shall then endeavor in good faith to mutually agree on the amount of rate increase that shall apply to that specific Plan of Insurance. If the Parties cannot agree on the amount of such rate increase for a Plan of Insurance, then the Ceding Company reserves the right to recapture the risks associated with such Plans of Insurance without fee, as of the effective date of the rate increase. Written notice of such recapture shall be provided to the Reinsurer no later than thirty (30) days following the effective date of the rate increase.

F.  Payment of Reinsurance Premiums

The Net Reinsurance Premium Balance payable each month equals the sum of the

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Reinsurance Premiums described above in Section A, minus the sum of any unearned
Reinsurance Premiums described above in Section D. For any month, this net balance may be positive (greater than zero) or negative.

Any positive Net Reinsurance Premium Balance for a month is payable to the Reinsurer. The Ceding Company shall forward this balance to the Reinsurer by its due date, which is thirty (30) days after the close of the calendar month.

The absolute value of any negative Net Reinsurance Premium Balance for a month is payable to the Ceding Company. The Reinsurer shall forward this balance to the Ceding Company by its due date, which is thirty (30) days after the Ceding Company submits the statement for that month.

G.  Overpayment of Reinsurance Premiums

If the Ceding Company overpays a Net Reinsurance Premium Balance and the Reinsurer accepts the overpayment, the Reinsurer's acceptance of the overpayment will not constitute or create an additional reinsurance liability, and it will not result in any additional reinsurance. Instead, the Reinsurer shall be liable to the Ceding Company for a credit in the amount of the overpayment without interest.

H.  Underpayment of Reinsurance Premiums

If the Ceding Company fails to make a full payment of the Net Reinsurance Premium Balance, due to an Error defined in Article IX, the amount of reinsurance coverage provided by the Reinsurer on the risks related to such underpayment shall not be reduced. However, once the underpayment is discovered by one Party and the other Party is notified of the underpayment, the Ceding Company shall promptly pay to the Reinsurer the difference between the full payment amount and the amount actually paid. If payment of the full amount of the underpayment is not made to the Reinsurer within sixty (60) days after such discovery, the underpayment shall be treated as delinquent premium and be subject to the conditions listed below in Section I.

The Reinsurer reserves the right to charge the Ceding Company interest on the amount of the underpayment, even if it becomes delinquent as described below in
Section I. Such interest will accrue from the due date of the underpaid Net Reinsurance Premium Balance and be computed as described in Section XXII.P.

I.  Termination of Reinsurance for Nonpayment of Reinsurance Premiums

If undisputed Reinsurance Premiums for one or more reinsured risks are delinquent, the Reinsurer has the right to terminate its reinsurance liability on those risks by giving the Ceding Company sixty (60) days advance written notice of termination. This notice shall list the risks and the amount of the delinquent Reinsurance Premium for each risk. If the delinquent Reinsurance Premiums have not been paid to the Reinsurer as of the end of such notice period, the Reinsurer's liability will terminate for the risks described in the termination notice at the end of such notice period.

If the Reinsurer's liability on one or more of the Ceding Company's risks is terminated because of nonpayment of Reinsurance Premiums, the Ceding Company will continue to be liable to the Reinsurer after the termination for all unpaid Reinsurance Premiums earned up to the date of such termination.

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The Ceding Company shall not force termination under the provisions of this
Section I solely to avoid the recapture requirements or to transfer the block of business reinsured to another reinsurer.

J.  Reinstatement of Reinsurance Terminated for Nonpayment of Reinsurance
Premiums

The Ceding Company may reinstate reinsurance on risks terminated in accordance with Section I within sixty (60) days after the effective date of termination by paying the unpaid Reinsurance Premiums for the risks inforce prior to the termination. However, the Reinsurer will not be liable for any claim incurred between the date of termination and the date of reinstatement of the reinsurance coverage. The effective date of reinstatement will be the date the required unpaid Reinsurance Premiums are received by the Reinsurer.

                                  ARTICLE VII

                             REINSURANCE REPORTING

A.  Accounting Statements and Other Reports

Within thirty (30) days after the close of each calendar month the Ceding Company shall provide the Reinsurer an electronic accounting statement. The Ceding Company shall also provide the Reinsurer with additional reports as provided in Exhibit VII.

For Automatic and Facultative Reinsurance becoming effective during the calendar month, the Ceding Company will notify the Reinsurer of such new reinsurance business in the succeeding monthly report. However, the first three monthly reports under this Agreement will be sent within one hundred twenty (120) days after the due date of the first monthly report.

Additional reports reasonably requested by a Party will be provided by the other Party in a timely manner.

B.  Reporting Format and Medium

The information to be provided by the Ceding Company in these monthly reports to the Reinsurer shall be in a format and be transmitted using a medium mutually agreeable to the Parties. As of the Effective Date of this Agreement, the information to be provided by the Ceding Company in these monthly reports to the Reinsurer shall be on a self-administered reporting basis as set out in Exhibit VII.

                                  ARTICLE VIII

                             CREDIT FOR REINSURANCE

A.  Reinsurance Credit

The Parties intend that the Ceding Company be entitled to take credit for the reinsurance ceded under this Agreement in its statutory financial statements filed in all jurisdictions in which the Ceding Company is licensed, accredited, or otherwise authorized to transact business ("Reinsurance Credit"). The Parties shall use best efforts to ensure that such entitlement shall become and remain available to the Ceding Company throughout the

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duration of this Agreement.

The amount of the Reinsurance Credit shall be determined by the Ceding Company and shall include mortality risk reserves, unearned premium reserves, and reinsurance recoverables on paid and unpaid losses for the reinsurance ceded under this Agreement. Such amounts shall be calculated in accordance with applicable accounting and valuation laws, regulations and actuarial guidelines to which the Ceding Company is subject on each valuation date and shall take into account the terms of this Agreement.

B.  Reinsurer Representation

The Reinsurer represents to the Ceding Company that it was properly licensed or accredited in all jurisdictions in which the Ceding Company is licensed, accredited, or otherwise authorized to transact insurance business, so that the Reinsurance Credit shall be allowed. The Reinsurer shall notify the Ceding Company in accordance with Article XXIII, immediately upon learning of any change in, or loss of, such licensing or accreditation.

C.  Security for Reinsurance Credit

In the event the Ceding Company reasonably believes it will not be entitled to take Reinsurance Credit as a result of a change to the Reinsurer's licensing or accreditation, the Reinsurer shall establish and maintain the security, at its sole expense, that is needed to allow the Ceding Company to continue to take Reinsurance Credit and that meets all applicable laws and regulations regarding Reinsurance Credit.

In the event the Ceding Company reasonably believes it will not be entitled to take Reinsurance Credit as a result of a regulatory change or interpretation outside of the Reinsurer's control, the Reinsurer shall establish and maintain the security that is needed to allow the Ceding Company to continue to take Reinsurance Credit and that meets all applicable laws and regulations regarding Reinsurance Credit. In this event, the expense of establishing and maintaining the security shall be shared equally by the Ceding Company and the Reinsurer.

If such security is required in either event, the Reinsurer shall establish a trust or a letter of credit, satisfactory to the Ceding Company, in a form that meets all applicable standards of law and regulation to entitle the Ceding Company to claim such Reinsurance Credit. However, the Reinsurer may propose an alternative option under which Reinsurance Credit shall be allowed the Ceding Company, at the sole discretion and approval of the Ceding Company.

The Parties shall amend this Agreement, in accordance with Section I.B, to reflect the establishment of such security or such approved alternative option so that the Ceding Company shall continue to be entitled to take such Reinsurance Credit.

If the Reinsurer fails to provide the Ceding Company with such security or approved alternative option needed to continue to be entitled to take such Reinsurance Credit for the business covered under this Agreement, the Ceding Company may recapture the business covered under this Agreement, subject to the terms of Article XVI. In no event shall recapture be construed to be the exclusive remedy of the Ceding Company.

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                                   ARTICLE IX

                                     ERRORS

Errors, omissions, oversights, delays or misunderstandings in the administration of this Agreement (collectively, "Error") by either Party, shall, not invalidate the reinsurance hereunder. As soon as reasonably possible after discovery, notice shall be provided, the Error shall be rectified and both Parties shall be restored, to the extent possible, to the position they would have occupied had the Error not occurred.

However, if it is not reasonably possible to restore each Party to the position it would have occupied if not for the Error, the Parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the Parties as evidenced by this Agreement.

                                   ARTICLE X

              POLICY CONVERSIONS, OTHER CHANGES, AND TERMINATIONS

A.  Conversions

A conversion is a policyholder's exercise of a contractual right to replace in-force coverage with a new permanent policy without evidence of insurability. Conversions from a policy reinsured under this Agreement will continue to be reinsured under this Agreement as follows:

1. The converted coverage under the new policy will be reinsured with the Reinsurer in the same proportion as was determined for the in-force coverage converted; and

2. Reinsurance Premiums for such converted coverage shall be calculated on a point-in-scale basis.

Conversions from a policy not reinsured under this Agreement shall not be reinsured under this Agreement.

B.  Increases and Decreases in Policy Face Amount

1.  If the face amount of a policy reinsured under this Agreement increases and:

       a.   The increase is subject to full underwriting, then the provisions of
            Article III shall apply to the increase in reinsurance and Reinsurance Premiums for the increase shall be based on new-business rates; or

       b.  The increase is not subject to full underwriting, and:

         (1)  The policy was ceded automatically, and:

              (a) The face amount after the increase does not exceed the applicable Automatic Issue Limit, then the Reinsurer will accept the increase; or

              (b) The increase does not meet the requirement above in (a), then

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                    the increase shall be subject to the Reinsurer's consent; or

         (2) The policy was ceded facultatively, then the increase shall be subject to the Reinsurer's consent.

          Reinsurance Premiums for increases not subject to full underwriting shall be calculated on a point-in-scale basis.

       c. For increases in accordance with B.1.b, the Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined for the increase at the time the increase goes into effect, as follows:

         (1) For increases in accordance with B.1.b (1), in accordance with Schedule B; or

         (2) For increases in accordance with B.1.b (2), the Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined by mutual agreement of the Parties.

2.  If the face amount of a policy reinsured under this Agreement decreases and:

       a. If the face amount of a policy that was previously increased is subsequently decreased, the decrease will be applied first to the increase with the latest effective date, and then to the increase with the next earlier effective date, and so forth as necessary, until applying any remaining decrease to the initial face amount of the policy.

       b. The Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined at the time the decrease goes into effect, as follows:

         (1) For decreases under policies ceded automatically, in accordance with Schedule B; or

         (2) For decreases under policies ceded facultatively, the amount of the risk reinsured to the Reinsurer shall be reduced proportionately.

C.  Policy Exchanges and Other Changes

A policy exchange is a new policy replacing an existing policy where the new policy is not fully underwritten. Exchanges from one single life policy reinsured under this Agreement to a different single life policy will be reinsured on a point-in-scale basis. Likewise, exchanges from one last survivor policy reinsured under this Agreement to a different last survivor policy will be reinsured on a point-in-scale basis.

Exchanges from a last survivor policy reinsured under this Agreement with the Last Survivor Exchange Option Rider or Twenty-Four (24) Month Exchange Rider to two single life policies will be reinsured, if both risks under the Last Survivor policy were fully underwritten (and neither was deemed to be uninsurable) and the total face amount of the two new Single Life policies does not exceed the face amount of the Last Survivor policy. In this event, the new Single Life policies shall be reinsured on a point-in-scale basis at the applicable single life rates. For each new policy after the exchange, the insurance will continue to be reinsured by the Reinsurer in the same proportions as set at issue of the original coverage.

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If there is a contractual change in a policy reinsured under this Agreement that is not subject to full underwriting, other than the changes described above in Sections A and B, the insurance shall continue to be reinsured with the Reinsurer in the same proportions as the original coverage and Reinsurance Premiums for contractual changes shall be calculated on a point-in-scale basis.

The Ceding Company shall notify the Reinsurer of any such changes in policies reinsured under this Agreement in its monthly reinsurance reports.

Exchanges made from a policy not reinsured under this Agreement shall not be reinsured under this Agreement.

D.  Policy Terminations and Lapses

If a policy reinsured under this Agreement terminates, the reinsurance for the risk will terminate as of the effective date of policy termination. For a policy terminated due to the expiry of any grace period for an unpaid amount, the effective date of termination for such policy will be the date such unpaid amount was first due.

If a policy reinsured under this Agreement lapses to extended term insurance under the terms of that policy, the corresponding reinsurance on the reinsured policy will continue on the same basis as the original reinsurance until the expiry of the extended term period.

If a policy reinsured under this Agreement lapses to reduced paid-up insurance under the terms of that policy, the amount of the corresponding reinsurance on the reinsured policy will be reduced according to the terms of Section B.2.

If the Ceding Company allows a policy reinsured under this Agreement to remain in force under its automatic premium loan provisions, the corresponding reinsurance on the reinsured policy will continue unchanged and in force as long as such provisions remain in effect, except as otherwise provided in this Agreement.

E.  Reduction in Retained Coverage on a Life

If any portion of the aggregate amount of insurance retained by the Ceding Company or its affiliates on an individual life reduces or terminates, the Ceding Company or its affiliates will recalculate its retention on any remaining risk(s) in force on that life. The Ceding Company or its affiliates will not be required to retain an amount in excess of its retention limit for the age, mortality rating, and risk classification based on the applicable retention limit that was in effect at the time of issue for any risk. Unless provided for otherwise in the applicable reinsurance agreements, the Ceding Company or its affiliates will first recalculate the retention on the risk(s) having the same mortality rating as the terminated risk(s). Order of recalculation will secondarily be determined by effective date of the risk, oldest first.

F.  Multiple Reinsurers

If reinsurance of a risk is shared by more than one reinsurer, the Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk unless specified otherwise in Schedule B or agreed upon by the Reinsurer.

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G.  Mortality Rating Changes

On Facultative Reinsurance, if the Ceding Company wishes to reduce the mortality rating or otherwise improve the risk class, such change shall be subject to the Reinsurer's approval. On Automatic Reinsurance, the Reinsurer shall accept this change if the change qualifies under the underwriting practices and guidelines described in Schedules C, D, or E, as applicable.

H.  Rescission of Policy Coverage Prior to Death Claim

If a misrepresentation, misstatement, or omission on an application results in the Ceding Company's rescission of coverage, the Reinsurer shall refund to the Ceding Company any Reinsurance Premiums it received on that coverage. This refund shall be in lieu of any and all other reinsurance benefits payable on that coverage under this Agreement. The Reinsurer shall also reimburse the Ceding Company for its proportionate share of any non-routine expenses incurred by the Ceding Company in connection with the rescission. Such non-routine expenses shall include the costs of investigations and of obtaining financial and medical reports; they would not include the compensation of salaried officers and employees of the Ceding Company.

The Ceding Company shall promptly notify the Reinsurer in the event a rescission is challenged by legal action. The Ceding Company shall also furnish to the Reinsurer copies of all information related to such action.

Recognizing the urgent nature of these communications, within eight (8) business days of receipt of such information, the Reinsurer shall notify the Ceding Company in writing of the Reinsurer's decision whether or not it shall participate in the defense of the rescission. If the Reinsurer does not respond to the Ceding Company within such eight (8) business day period, the Reinsurer will be deemed to have elected to participate in the defense of the rescission.

If the Reinsurer elects or is deemed to have elected to participate in the defense of the rescission, the Reinsurer shall also reimburse the Ceding Company for its proportionate share of court costs and legal expenses incurred by the Ceding Company in connection with the defense of the rescission of coverage.

If a rescission of policy coverage is reversed and the policy coverage is restored to in-force status, any related reinsurance coverage under this Agreement shall also be restored upon the Ceding Company's payment to the Reinsurer of all applicable Reinsurance Premiums.

                                   ARTICLE XI

                              POLICY REINSTATEMENT

If a policy reinsured under this Agreement lapses or terminates, and is later reinstated under the Ceding Company's terms and rules, the Reinsurer will reinstate the reinsurance as follows:

A.  Procedure to Reinstate Reinsurance

If the policy being reinstated was reinsured on an automatic basis under this Agreement, or if the policy being reinstated was reinsured on a facultative basis under this Agreement and the reinstatement occurs less than ninety (90) days after the policy has lapsed or

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terminated, the reinsurance cession shall be automatically reinstated.

If the policy being reinstated was reinsured on a facultative basis under this Agreement and the reinstatement occurs ninety (90) days or more after the policy has lapsed or terminated, copies of the application for reinstatement, any personal declaration or medical examination, and any other underwriting documents that the Ceding Company routinely requires (collectively, "Underwriting Information") shall be forwarded by the Ceding Company to the Reinsurer, together with the request for reinstatement of the reinsurance. The Reinsurer shall notify the Ceding Company promptly of its acceptance or declination of the request for reinstatement.

The Reinsurer reserves the right to request any available Underwriting Information on any reinstatement.

Reinsurance Premiums for a reinstated policy will be calculated on a point-in-scale basis.

B.  Cost to Reinstate Reinsurance

Upon reinstatement of reinsurance under this Article, the Ceding Company shall pay the Reinsurer Reinsurance Premiums in the same manner as the Ceding Company received corresponding policy charges under the policy for the period of lapse.

The Reinsurer reserves the right to charge the Ceding Company interest on such Reinsurance Premiums in accordance with Section XXII.P.

C.  Nonforfeiture Reinsurance Termination

If the Ceding Company reinstates a policy that is reinsured while under an extended term or reduced paid-up nonforfeiture option, then reinsurance under such nonforfeiture option will terminate upon policy reinstatement.

                                  ARTICLE XII

                                     CLAIMS

A.  Liability for Claims

The Ceding Company is responsible for the settlement of claims on policies reinsured under this Agreement. It is the Ceding Company's sole decision to determine whether a claim is payable under a policy. The Ceding Company shall operate in good faith and adjudicate claims on policies reinsured under this Agreement as if there were no reinsurance. All claim settlements on policies reinsured hereunder will be subject to the terms and conditions of the particular policy, the applicable statutory requirements, and the standard claim practices of the Ceding Company. The Ceding Company's decision to pay a claim, provided the Ceding Company has complied with the terms of this Agreement, shall be binding on the Reinsurer, and the Reinsurer shall be liable for its portion of the reinsurance on that risk, as described in Schedule B.

B.  Notification of Claims

The Ceding Company shall promptly notify the Reinsurer when it is advised of a death claim on coverage reinsured under this Agreement.

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C.  Claim Payment

1.  Proofs

If a death claim is made under a risk reinsured under this Agreement, the Ceding Company shall provide the Reinsurer with copies of proof(s) of death of the insured(s), proof of claim payment, and the claimant's statement (collectively "Proofs"). Copies of claim files, underwriting files and other documents relating to a claim payment under this Agreement shall be furnished to the Reinsurer upon written request.

2.  Payment of Reinsurance Proceeds

The Reinsurer shall pay the Ceding Company reinsurance proceeds on claims for which it is liable, on claims made under policies eligible for reinsurance under this Agreement. The due date for such payment is the date thirty (30) days after the date that the Reinsurer has received the Proofs and other information reasonably requested by the Reinsurer.

The Reinsurer shall also reimburse the Ceding Company for its proportionate share of non-routine claims expenses (defined below in Section G) and any interest paid by the Ceding Company on such claims, such proportion based on the Reinsurer's proportionate share of the Total Net Amount at Risk of the coverage, as defined in Schedule B. Interest paid by the Ceding Company on such claims shall be in accordance with the policy provisions and applicable state requirements.

Payment of reinsurance proceeds will be made to the Ceding Company in a single sum, regardless of the Ceding Company's mode of settlement with the payee under the policy.

3.  Claim Balances in Default

If the Reinsurer is delinquent by more than thirty (30) days on an undisputed amount due to the Ceding Company relating to a claim:

       a. The Ceding Company shall have the right to charge interest on delinquent amounts in accordance with Section XXII.P;

       b. The Ceding Company shall have the right to offset such amount, including any accrued interest charged by the Ceding Company, from any amount due the Reinsurer in accordance with Article XVII; and

       c. To the extent there is an insufficient balance from which to offset such amounts, the Ceding Company shall have the right to recapture the remaining reinsurance under this Agreement, as described in
            Article XVI, provided the Ceding Company has given the Reinsurer ninety (90) days advance written notice of its intent to recapture and the Reinsurer has failed to pay the net amount due, including any accrued interest charged by the Ceding Company, by the end of such notice period. In no event shall recapture be construed to be the exclusive remedy of the Ceding Company.

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D.  Contested Claims

1. The Ceding Company shall promptly notify the Reinsurer of its intent to deny, reduce, compromise, contest, litigate, or assert defenses against (collectively, "Contest") a claim on a risk reinsured under this Agreement. The Ceding Company shall also furnish all information material to such action.

Recognizing the urgent nature of these communications, within eight (8) business days of receipt of all such information (the "Contested Claim Review Period"), the Reinsurer shall notify the Ceding Company in writing of the Reinsurer's decision whether or not it shall participate in the Contest. If the Reinsurer does not respond to the Ceding Company within the Contested Claim Review Period, the Reinsurer will be deemed to have elected to participate in the Contest.

2. If the Reinsurer elects or is deemed to have elected to participate in the Contest, then:

       a. The Ceding Company will advise the Reinsurer of all significant developments, including notice of legal proceedings initiated in connection with the contested claim at reasonable intervals until the claim is resolved;

       b. The Reinsurer shall pay its proportionate share of the settlement of the claim, such proportion based on the Reinsurer's proportionate share of the Total Net Amount at Risk of the coverage, as defined in Schedule B, and in accordance with Article XIII; and

       c. The Reinsurer shall also share in the non-routine claims expenses (defined below in Section G) and Extra-Contractual Obligations, as defined in Article XIII, associated with the Contest in the same proportion as stated above in Paragraph b.

3.  If the Reinsurer declines to participate in the Contest of the claim, then:

       a. The Reinsurer shall release all of its liability under this Agreement for the claim by paying the Ceding Company the full amount of its reinsurance coverage under this Agreement for the claim as though there were no Contest and its proportionate share of non-routine claims expenses (defined below in Section G) incurred to the date on which the Reinsurer notifies the Ceding Company that it declines to be a party to the action, in the same proportion as stated above in Paragraph 2.b; and

       b. The Reinsurer shall not share in any subsequent increase or decrease in liability for the claim.

4.  The Reinsurer will not recommend to the Ceding Company to contest a claim.

E.  Misstatement of Age or Sex

If the amount of insurance provided by the policy or policies reinsured under this Agreement is increased or decreased because of misstatement of age or sex that is established after the death of the insured (or the second death in the case of a last survivor policy), the Reinsurer will share with the Ceding Company in this increase or decrease of insurance in proportion to the Reinsurer's share of the Total Net Amount at Risk, as defined in Schedule B.

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The amount will be adjusted from the inception of the policy, and any difference in amounts due between the Parties under this Agreement will be settled without interest. The Reinsurer's proportionate share will be equal to share of the Total Net Amount at Risk of the increase or decrease, as defined in Schedule B.

F.  Return of Premium for Misrepresentations and Suicides

1. If a misrepresentation, misstatement, or omission on an application, or the death of an insured by suicide, results in the Ceding Company returning the policy premiums (or monthly deductions) to the policy owner rather than paying the death benefits under a risk reinsured under this Agreement, the Reinsurer shall refund to the Ceding Company all of the Reinsurance Premiums it received on that coverage without interest. This refund paid by the Reinsurer shall be in lieu of any and all other reinsurance benefits payable on that risk under this Agreement.

2. In addition, the Reinsurer shall pay its proportionate share of reasonable third-party investigation and legal expenses connected with the Ceding Company's decision to return the policy premiums (or monthly deductions) as described above in Section F.1.

G.  Claims Expenses

1.  Routine Claims Expenses

The Ceding Company shall pay routine expenses incurred in connection with settling claims. These expenses may include the compensation of agents and employees, and the expense of routine investigations.

2.  Non-Routine Claims Expenses

The Reinsurer will participate in non-routine claims expenses, defined as the expenses incurred by the Ceding Company in connection with the Contest, or potential Contest, of a claim. These non-routine claims expenses may include court costs and investigation, autopsy and legal expenses; they would not include the compensation of salaried officers and employees of the Ceding Company. However, if the Reinsurer declines to participate in the Contest of a claim as described above in Section D.3, the Reinsurer will not share in any non-routine expenses for the claim that are incurred after the date of the Reinsurer's release.

3. Claims expenses do not include expenses incurred by the Ceding Company as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds.

                                  ARTICLE XIII

                         EXTRA-CONTRACTUAL OBLIGATIONS

In no event will the Reinsurer have any liability for any Extra-Contractual Obligations that are awarded against the Ceding Company as a result of acts, omissions, or course of conduct committed solely by the Ceding Company with no involvement of the Reinsurer in connection

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with the business reinsured under this Agreement. The Reinsurer will, however, to the extent permitted by law, pay its share of Extra-Contractual Obligations awarded against the Ceding Company in connection with the business reinsured under this Agreement if the Reinsurer agreed in writing to the act or course of conduct of the Ceding Company that resulted in the assessment of such damages.

For the purposes of this Agreement, "Extra-Contractual Obligations" shall mean any punitive, exemplary, compensatory, consequential or other damages paid or payable by the Ceding Company as a result of an action arising under, relating to, or in connection with a Contest.

                                  ARTICLE XIV

                     DAC TAX SECTION 1.848-2(g)(8) ELECTION

The Ceding Company and the Reinsurer jointly agree to the DAC Tax Election pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations (the "Treasury Regulations") issued under Section 848 of the Internal Revenue Code of 1986, as amended (the "Code"). As used in this Article, the terms "net positive consideration," "specified policy acquisition expenses," and "general deductions limitation" are defined by reference to Treasury Regulations Section 1.848-2(g)(8) and Code Section 848 as of the Effective Date.

As part of this DAC Tax Election, both Parties agree:

A. That the Party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Code Section 848(c)(1);

B. To exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency; and

C. That the method and timing of the exchange of this information shall be as follows:

1. The Ceding Company shall submit a schedule to the Reinsurer by May 1 of each year with its calculation of the net consideration for the preceding calendar year.

2. The Reinsurer shall, in turn, complete the schedule by indicating acceptance of the Ceding Company's calculation of net consideration or shall note in writing any discrepancies, and then return the completed schedule to the Ceding Company by June 1 of each year.

3. If there are any discrepancies between the Ceding Company's and the Reinsurer's calculations of net consideration, the Parties shall act in good faith to resolve these discrepancies in a manner that is acceptable to both Parties by July 1 of each year.

4. Each Party shall attach the final schedule to its respective U.S. federal income tax return for each taxable year in which consideration is transferred under this Agreement. The schedule shall identify this Agreement, shall restate the election described in this Article, and shall be signed by a duly authorized representative of each Party.

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D.  This DAC Tax Election shall be effective on the Effective Date of this
Agreement and shall be effective for all years for which this Agreement remains in effect.

E. The Ceding Company and the Reinsurer each represent and warrant that they are subject to U.S. taxation under the provisions of either Subchapter L of Chapter 1 or Subpart F of Part III of Subchapter N of Chapter 1 of the Code.

F. Should the Reinsurer breach the representation and warranty of tax status set forth in this Article, the Reinsurer agrees to indemnify and hold the Ceding Company, its directors, officers, employees, agents, and shareholders harmless from any and all liability, loss, damages, fines, penalties, interest, and reasonable attorney's fees that the Ceding Company, its directors, officers, employees, agents, and shareholders may sustain by reason of such breach.

                                   ARTICLE XV

                                   INSOLVENCY

A.  Insolvency of the Ceding Company

In the event of the insolvency of the Ceding Company, as determined by the regulatory agency responsible for such determination, all reinsurance will be payable by the Reinsurer on the basis of the liability of the Ceding Company under policies reinsured under this Agreement directly to the liquidator, receiver or statutory successor of the Ceding Company, without diminution because of the insolvency of the Ceding Company.

In the event of the insolvency of the Ceding Company, the liquidator, receiver or statutory successor will give written notice to the Reinsurer of all pending claims against the Ceding Company on any policy reinsured under this Agreement within a reasonable time after such claim is filed in the insolvency proceeding. While a claim is pending, the Reinsurer may investigate and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Ceding Company or its liquidator, receiver or statutory successor.

The expenses incurred by the Reinsurer will be chargeable, subject to court approval, against the Ceding Company as part of the expense of the insolvent the Ceding Company to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Ceding Company.

B.  Insolvency of the Reinsurer

In the event of Reinsurer's insolvency, as determined by the regulatory agency responsible for such determination, the Ceding Company may recapture all of the inforce policies reinsured under this Agreement by giving written notice to the Reinsurer of its intent to do so. The effective date of recapture will be no earlier than the effective date of the Reinsurer's insolvency.

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                                  ARTICLE XVI

                        RECAPTURE OF REINSURED BUSINESS

The Ceding Company has the right to recapture risks reinsured under this Agreement as described under the following circumstances:

(1) If the Ceding Company does not agree with the rate increase on a Plan of Insurance in accordance with Section VI.E;

(2) With sixty (60) days advance written notice to the Reinsurer, for risks reinsured under this Agreement for at least twenty (20) years;

(3)  If the Reinsurer fails to provide security in accordance with Section
VIII.C;

(4) If the Reinsurer is delinquent on payment of an undisputed net amount due in accordance with Section XII.C.3; or

(5)  If the Reinsurer is deemed insolvent, in accordance with Article XV.

In the event recapture is elected based on Section A (1) or (2) described above, no recapture fees are due and no reserves will be transferred.

In the event recapture is based on any of the other circumstances described in Section A above:

1. The Ceding Company and the Reinsurer shall mutually agree upon the recapture terms -- however, if no such agreement can be reached, an independent actuary shall be hired to determine the value of the business to be recaptured. The costs of the independent actuary will be shared equally between the Ceding Company and the Reinsurer;

2. The value of the business to be recaptured will be based on reasonable actuarial assumptions as to interest, mortality, and lapse rates; and

3. Other actuarial assumptions and considerations used to value the business to be recaptured shall include, but not be limited to:

       a.   Projected future claims costs;

       b.  Projected future Reinsurance Premiums;

       c.   Statutory reserve requirements;

       d. NAIC risk based capital and/or other capital measures, which are reflective of statutory capital levels, that should be maintained for an insurance company with financial strength ratings comparable to those of the Ceding Company; and

       e. Any other considerations considered relevant by the Parties or the independent actuary.

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                                  ARTICLE XVII

                                     OFFSET

Any undisputed debts or credits, in favor of or against either the Reinsurer or the Ceding Company, with respect to this Agreement between the Parties, are deemed mutual debts or credits and may be offset, and only the balance will be allowed or paid provided the Party that seeks to avail itself of this right of offset is not in breach of any provision of this Agreement.

To the extent permitted by applicable law, the right of offset will not be affected or diminished because of the insolvency of either Party.

                                 ARTICLE XVIII

                               DISPUTE RESOLUTION

In the event that any dispute between the Parties under this Agreement cannot be resolved to mutual satisfaction, the dispute will first be subject to good-faith negotiation, as described below, in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

Within ten (10) calendar days after one of the Parties has given the other the first written notification of the specific dispute, each of the Parties will appoint a designated officer to attempt to resolve the dispute. The designated officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to discuss the dispute and to negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

If the designated officers cannot resolve the dispute within thirty (30) calendar days of their first meeting, both Parties agree that they will submit the dispute to formal arbitration. However, the Parties may agree in writing to extend the negotiation period for an additional thirty (30) calendar days.

No later than fifteen (15) calendar days after the final negotiation meeting, the designated officers taking part in the negotiation will give both Parties written confirmation that they are unable to resolve the dispute, and that they recommend establishment of formal arbitration in accordance with Article XIX.

                                  ARTICLE XIX

                                  ARBITRATION

It is the intention of the Parties that the customs and practices of the life and health insurance and life and health reinsurance industries will be given full effect in the operation and interpretation of this Agreement. The Parties agree to act in all matters with good faith. However, if, in accordance with
Article XVIII, the Parties cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute will be decided through arbitration as follows:

An arbitration panel consisting of three past or present officers of life and health insurance or life and health reinsurance companies not affiliated with either of the Parties in any way will settle the

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dispute. Each Party will appoint one arbitrator within thirty (30) calendar days of the demand for formal arbitration and the two so appointed shall then appoint the umpire. If either Party refuses or neglects to appoint an arbitrator within the thirty (30) calendar days, the other Party may appoint the second arbitrator. If the two arbitrators cannot agree on the umpire within thirty (30) calendar days after both arbitrators have been appointed, each of the two arbitrators shall nominate three individuals within ten (10) calendar days thereafter. Each arbitrator shall then decline two of the nominations presented by the other arbitrator. The umpire shall be chosen from the remaining two nominations by drawing lots.

Within thirty (30) calendar days after the appointment of the umpire, the arbitration panel shall meet and determine timely periods for briefs, discovery procedures, and schedules for hearings. The arbitration shall take place at a location determined by the arbitration panel and, insofar as the arbitration panel looks to the substantive law, it shall consider the laws of the state of Connecticut. The arbitration panel shall have the power to set all procedural rules for the arbitration, including the discretion to make any order with respect to pleadings, discovery, depositions, scheduling, the hearing, reception of evidence and any other matter whatsoever relating to the conduct of the arbitration.

Within sixty (60) calendar days after the beginning of the arbitration proceedings the arbitration panel will issue a written, reasoned, decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both Parties and there will be no further appeal. Judgment upon the award may be entered in any court having jurisdiction thereof.

In the absence of a decision to the contrary by the arbitration panel, each Party shall bear the expense of its own arbitration activities, including, but not limited to, its appointed arbitrator's fees, outside attorney fees, witness fees, expenses incurred in the taking or preservation of testimony, and other related expenses.

The Parties shall jointly and equally bear the expense of the third arbitrator and other costs directly attended to the arbitration proceeding, provided that neither Party's liability for such costs shall ever exceed 50% of the total of such costs, regardless of the other Party's failure to pay.

The Parties may mutually agree to extend any of the periods shown in this Article.

                                   ARTICLE XX

                 TERMINATION OF THIS AGREEMENT FOR NEW BUSINESS

A. Either Party may terminate this Agreement, as it applies to the reinsurance of new policies being issued by the Ceding Company:

(1) immediately upon written notice to the other Party, if that other Party becomes insolvent as described in Article XV; or

(2)  with ninety (90) days advance written notice to the other Party.

B. After termination of this Agreement for new business, the Parties shall remain liable under the terms of this Agreement for:

(1) reinsurance of policies that becomes effective prior to such termination of this

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Agreement;

(2) reinsurance of policies with an application date on or before the effective date of termination; and

(3) reinsurance that becomes effective as a result of coverage changes described in accordance with Article X.

C. The Ceding Company shall continue to cede, and the Reinsurer shall continue to accept, any new business issued prior to the termination of this Agreement.

                                  ARTICLE XXI

                                CONFIDENTIALITY

During the course of performance under this Agreement, a Party (the "Owner") or its agent may make available to the other Party (the "Recipient") or its agent certain technical materials such as manuals, policyholder lists, data files and the data contained therein, systems, forms, methods, processes and procedures, and other information or data (collectively, "Proprietary Information") that is proprietary or trade secret in nature. Proprietary Information shall specifically exclude information that was previously known to the Recipient or that is or was publicly disclosed to the Recipient by any party not known by the Recipient to be under a duty to retain such information as confidential.

Each Party acknowledges that all Proprietary Information is offered for the sole purpose of performing its obligations under this Agreement. Further, each Party agrees that the Owner is deemed to be the sole owner of such Proprietary Information and that any use, furnishing, disclosure, dissemination, publication, or revealing of Proprietary Information in any way by the Recipient to any person, organization, firm or government agency contrary to applicable law or to the terms of this Agreement, shall obligate the Recipient to indemnify and hold the Owner harmless from any damages, litigation, liability, claimed liability, claims, and expenses -- including reasonable attorneys' fees and incidental expenses -- resulting from any such improper use, furnishing, disclosure, or revealing of Owner's Proprietary Information, whether occurring during the term of this Agreement or thereafter, except to the extent that any such loss or damage was caused or contributed to by the Owner. The Ceding Company acknowledges that the Reinsurer can aggregate the Ceding Company's Proprietary Information with other companies reinsured with the Reinsurer as long as the data cannot be identified as belonging to the Ceding Company.

The Parties shall hold all Proprietary Information in trust and confidence and shall use Proprietary Information only for the purposes of this Agreement. Unless required by applicable law, neither Party shall disclose any Proprietary Information without the express written consent of the other Party. Notwithstanding the foregoing, the Parties may disclose Proprietary Information to their Representatives who need such Proprietary Information to carry out the purposes for which it was disclosed -- it being understood that the Party disclosing the Proprietary Information shall inform its Representatives of the confidential nature of the Proprietary Information, shall cause such Representatives to observe the terms of this Agreement, and shall be liable to the Owner for any breach of this Agreement by itself or by any of its Representatives. The term "Representatives," as used in this Agreement, shall mean a Party's directors, officers, employees, retrocessionaires, partners, agents, other controlling persons, and professional advisors, including but not limited to attorneys, accountants, actuaries, auditors and intermediaries.

In the event the Recipient or its Representative breaches this obligation, the Owner shall have all

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rights and remedies available under law and equity, including the right to protect its Proprietary Information by injunction, without proving economic loss, which the Parties acknowledge and concede is appropriate and necessary to protect the value of the Owner's Proprietary Information.

Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, each Party (and each Representative of such Party) may consult any tax advisor regarding the U.S. federal income tax treatment or tax structure of the transaction ("Tax Treatment"), and disclose to any and all persons, without limitation of any kind, the Tax Treatment and all materials of any kind (including opinions or other tax analyses) that are provided to such Party relating to the Tax Treatment. This permission to disclose the Tax Treatment is limited to any facts relevant to the Tax Treatment and does not include information relating to the identity of the Parties.

In the event that any Party is served with a subpoena, request for production of documents, other legal process, or request by regulator or arbitration panel, such Party shall immediately notify, and send a copy of such subpoena, other legal process, or regulatory request to, the other Party so that the other Party may reasonably determine whether any of its Proprietary Information may be included in the data required to be produced. Such other Party may, at its own expense, take such legal action as it deems necessary to preserve the confidentiality of its Proprietary Information or may waive its rights to do so.

To the extent possible, Proprietary Information shall be promptly returned to the Owner or destroyed, as the Owner may direct, upon the termination of this Agreement or, with respect to any particular data files and data, on such earlier date that the same are no longer required by Recipient in order to continue to perform its obligations hereunder. The Recipient will not be obligated to destroy any Proprietary Information that is retained for back-up or archiving purposes, in accordance with a document retention policy, or that the Recipient, in the opinion of counsel, is legally compelled to keep and store.

The Parties agree to immediately notify each other, in writing, of all circumstances surrounding any known or potential access to, or possession of, Proprietary Information by any person other than persons authorized by this Agreement. Such notice shall be provided under Article XXIII and shall include, but not be limited to, the name and address of each such unauthorized person.

This Article shall survive the termination of this Agreement.

                                  ARTICLE XXII

                               GENERAL PROVISIONS

A.  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a sample copy of each policy and rider form that applies to the Plans of Insurance to be reinsured hereunder.

B.  Severability

If any provision of this Agreement shall be declared or found to be illegal, invalid, unenforceable, or void, the Parties shall be relieved of their obligations under such provision. The validity of the remaining provisions shall not be affected. To the extent possible, the Parties shall work in good faith to amend this Agreement to address such provision.

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C.  Survival

All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the Parties' rights or obligations hereunder existing at the time of its termination.

D.  Non-Waiver

No act, delay, omission, course of dealing or prior transaction by or between the Parties to this Agreement shall constitute a waiver of any right or remedy under this Agreement. No waiver of any right or remedy under this Agreement shall be construed to be a waiver of any other or subsequent right or remedy under this Agreement.

E.  Currency

The Reinsurance Premiums and benefits payable under this Agreement will be payable in United States Dollars.

F.  Definitions of Terms in Policies

Terms that are not defined in this Agreement will have the meaning conferred on them in the underlying reinsured contracts. Such terms include, but may not be limited to: Monthly Activity Date, Monthly Deduction Amount, Account Value, and Policy Protection Account.

G.  Governing Law

This Agreement shall be governed by the laws of the State of Connecticut, exclusive of the rules with respect to conflicts of law.

H.  Assignment and Transfer

The rights, duties and obligations of the Parties under this Agreement shall not be assigned or transferred, in whole or in part, except as otherwise provided herein, by either Party without the prior written consent of the other Party. Such consent shall not be unreasonably withheld. This provision is not intended to preclude the Reinsurer from retroceding the reinsurance on an indemnity basis, nor to prevent successors in interest from having rights and obligations under this Agreement.

I.  Execution of Agreement in Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

J.  Force Majeure

Neither Party shall be liable for any delay or non-performance of any covenant contained herein nor shall any such delay or non-performance constitute a default hereunder, or give rise to any liability for damages if such delay or non-performance is caused by an event of "Force Majeure." As used herein, the term "Force Majeure" means: an event, explosion, action of the elements, strike or other labor relations problem; restriction or restraint imposed by law, rule, or regulation of any public authority, whether federal, state or local, and whether civil or military; act of any military authority or international terrorist group; interruption of transportation, communication, or transmission facilities; or any other cause

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that is beyond the reasonable control of such Party and that, by the exercise of reasonable diligence, such Party is unable to prevent. The existence of any event of Force Majeure shall extend the term of performance on the part of such Party to complete performance in the exercise of reasonable diligence after the event of Force Majeure has been removed.

K.  Anti-Money Laundering

It is the intention of the Ceding Company and the Reinsurer to comply with all applicable laws, statutes, and regulations relating to anti-money laundering and anti-terrorism financing activities. The Ceding Company is responsible for compliance with all such laws, statutes, and regulations applicable to the sale and solicitation of policies reinsured under this Agreement, including, but not limited to, the requirements of the USA PATRIOT Act and the United States Department of the Treasury's Office of Foreign Assets Control (hereinafter referred to as "OFAC"). Should either Party receive information that a policy reinsured under this Agreement may insure, be owned by, be transferred or payable to, or be brokered or sold by a Specially Designated National, as such term is defined by OFAC (hereinafter referred to as "SDN"), that Party shall provide such information to the other Party. In no event shall the Reinsurer be liable for reinsurance of a risk under this Agreement unless the Ceding Company's issuance of life insurance coverage for such risk met the OFAC regulatory requirements. No reinsurance claim shall be payable on a policy insuring, owned by, or payable to a SDN that does not hold a valid OFAC license at the time of death of the insured.

L.  Material Compliance Provision

The Parties represent that, to the best of their knowledge, they are in substantial compliance with all state and federal laws material to the business reinsured under this Agreement. In the event that either Party is found to be noncompliant with any law material to this Agreement, this Agreement will remain in effect and the non-compliant Party will indemnify the other Party for any direct loss that Party suffers as a result of the noncompliance and, to the extent practicable, will remedy the noncompliance as soon as possible.

M.  Representations and Warranties and Good Faith

The Parties have entered into this Agreement in reliance upon mutual representations and warranties.

Each Party represents to the other that, as of the Effective Date of this Agreement, it was solvent on a statutory basis in all states in which it is licensed to transact business.

The Ceding Company represents and warrants to the Reinsurer that it provided the Reinsurer with a request for proposal and supporting materials associated therewith on or about January 21, 2008 (the "Request for Proposal"), and intended the Reinsurer to rely on the same, as well as the Reinsurer's expertise, knowledge, and experience in the life insurance and life reinsurance industries, in its decision to enter into this Agreement.

The Ceding Company represents to the Reinsurer that, to the best of its knowledge, as of the date it executed this Agreement, it was not aware of any errors in the Request for Proposal and that the Request for Proposal at the time it was provided to the Reinsurer was complete in all material respects.

In addition, the Parties agree that the principles of good faith traditional to life reinsurance shall be adhered to in the performance of this Agreement, in the underwriting and

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administration of the business reinsured hereunder, and in their dealing with each other. Pursuant to such principles, the Ceding Company shall inform the Reinsurer in writing with thirty (30) days advance notice of any material change impacting the Reinsurer's liability in the underwriting (including changes to InfoBase), administration, or claims practices for the Reinsurer's consideration and written approval.

Any proposed changes to the Ceding Company's choice of underwriting manual, or the other items included in Schedule E shall be submitted to the Reinsurer's Chief Medical Director with thirty (30) days advance written notice for approval prior to implementation. If the Reinsurer does not respond in writing within this thirty (30) day period, it shall be presumed that the Reinsurer is agreeable to such modifications.

If the Reinsurer does not consent to any such changes, the Reinsurer reserves the right to decline reinsurance coverage on such policies and/or negotiate a corresponding adjustment of the reinsurance terms and conditions for the risks reinsured hereunder.

N.  Taxes

The Reinsurer will not reimburse the Company for premium taxes or other insurance-related taxes paid on business reinsured under this Agreement.

O.  Inspection of Records

Each Party or its authorized representatives will have the right, at any reasonable time with at least thirty (30) days advance notice, to inspect, audit and review the other Party's documents and records that relate to this Agreement and the business that is the subject matter of this Agreement.

P.  Short-Term Interest

For certain payments as specified under this Agreement that are due from one Party to the other Party, the Party owed has the right to charge the other Party interest on those payments. If that right is exercised, such interest will be computed, from the date the payment is due to the date payment is made, using the short-term interest method.

Interest under the short-term interest method will accrue at an effective annual rate set equal to the lesser of (i) a rate equal to the sum of 50 basis points (0.50%) plus the annualized Three Month London Interbank Offering Rate (LIBOR) published in the Wall Street Journal (or, if not available, a comparable publication agreed upon by the Parties) on the due date of the payment, if the due date is a business day, or if not, on the first business day following the due date, or (ii) the maximum annual rate allowed by law for this purpose in the governing-law state specified above in Section G.

The effective annual interest rate to be used under the short-term interest method for a payment due will be reset every three months after such due date, as necessary, if the payment accrues interest for a period longer than three months. If multiple payments are accruing interest under one computation, then the rate will be reset every three months after the due date of the earliest such payment, and the reset rate for each successive period shall apply to accrue interest on all such payments accrued during such period.

Q.  Expenses

The Ceding Company shall pay the expense of all medical examinations, inspection fees,

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and other charges in connection with the issuance of the insurance reinsured under this Agreement.

                                 ARTICLE XXIII

                           NOTICES AND COMMUNICATIONS

A.  Communications

For the purpose of this Agreement, communications associated with material breach of this Agreement, rescission of policies challenged by legal action, termination or recapture of this Agreement, demand for arbitration or negotiation under this Agreement, a change in or loss of the Reinsurer's licensing or and/or confidentiality and compliance provisions set forth in this Agreement shall be addressed as follows:

If to the Ceding Company:               If to the Reinsurer:

Assistant Vice President                Executive Vice President
Individual Life Actuarial & Risk Mgmt   Traditional Markets
Hartford Life Insurance Company         Transamerica Reinsurance Company
200 Hopmeadow Street                    401 North Tryon Street, Ste 800
Simsbury, CT 06089                      Charlotte, NC 28202
Facsimile: (860) 843-5860               Facsimile: (704) 331-0386

Copies (which shall not constitute      Copies (which shall not constitute
notice) to:                             notice) to:

Corporate Reinsurance                   Chief Actuary
Hartford Life Insurance Company         Transamerica Reinsurance Company
200 Hopmeadow Street                    401 North Tryon Street, Ste. 800
Simsbury, CT 06089                      Charlotte NC 28205
Facsimile: (860) 843-5568               Facsimile: (704) 331-0386

Reinsurance Counsel                     General Counsel
Hartford Life Insurance Company         Reinsurance Division
200 Hopmeadow Street                    401 North Tryon Street, Ste. 800
Simsbury, CT 06089                      Charlotte, NC 28205
Facsimile: (860) 843-8665               Facsimile: (704) 331-0386

or such other address or facsimile number as one Party may provide to the other Party. The foregoing shall not preclude the effectiveness of actual written notice given to a Party at any address or by any means.

All other communications will be sent to the contact either (a) provided by the receiving party, or (b) identified in the course of routine administration of this Agreement.

B.  Notices

All notices with regard to this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date when delivered personally; (ii) on the date sent by facsimile transmission or electronic mail with proof of delivery; or (iii) on the earlier of the date

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                                    33
received and the date three (3) business days after any such notice was sent by nationally recognized courier or by first-class U.S. mail, postage prepaid, return receipt requested.

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   EXECUTION

In witness whereof, the Parties, by their duly authorized representatives, have executed this Agreement in duplicate:

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:    /s/ Glenn Cunningham               Attest: /s/ Robin Blackwell
       ---------------------------------         -------------------------------
Name:  Glenn Cunningham                   Name:  Robin Blackwell
Title: [ILLEGIBLE] Vice President         Title: 2nd Vice President
Date:  12-28-09                           Date:  12.28.09

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach             Attest: /s/ Richard P. Smolinski
       ---------------------------------         -------------------------------
       Thomas P. Kalmbach, FSA, MAAA             Richard P. Smolinski, FSA, MAAA
       Vice President                            Assistant Vice President and
                                                 Actuary
Date:  12/30/2009                         Date:  12/31/2009

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                     NAR
BASE POLICY                                  VALUATION MORTALITY TABLE(S)           TYPE*
-----------------------------------------------------------------------------------------
Stag UL                              1980 CSO M/F S/NS Ultimate ALB                   A
Hartford Bicentennial UL Founders    2001 CSO M/F S/NS Ultimate ANB                   A
Hartford UL CV                       1980 CSO M/F S/NS Ultimate ALB                   A
Stag Wall Street VUL                 1980 CSO M/F S/NS Ultimate ALB                   A
Stag Protector II VUL                1980 CSO M/F S/NS Ultimate ALB                   A
Hartford Leaders VUL Legacy          2001 CSO M/F Composite Ultimate ANB              A
Stag Accumulator II VUL              1980 CSO M/F Unismoke Ultimate ALB               A
Hartford Leaders VUL Liberty (a)     1980 CSO M/F Unismoke Ultimate ANB               A
Hartford Leaders VUL Liberty (b)     2001 CSO M/F Composite Ultimate ANB              A
Life Solutions II UL (a)             1980 CSO M/F S/NS Ultimate ALB                   A
Life Solutions II UL (b)             2001 CSO M/F S/NS Ultimate ALB                   A
Hartford Advanced Universal Life     2001 CSO M/F S/NS Ultimate ALB                   B
Hartford Bicentennial UL Freedom     2001 CSO M/F S/NS Ultimate ANB                   B
Hartford Quantum II VUL (a)          2001 CSO M/F S/NS Ultimate ALB                   A
Hartford Quantum II VUL (b)          2001 CSO M/F S/NS Ultimate ANB                   A
Hartford ExtraOrdinary Whole Life    2001 CSO M/F S/NS Ultimate ALB                   A
(a)
Hartford ExtraOrdinary Whole Life    2001 CSO M/F S/NS Ultimate ANB                   A
(b)

RIDERS PROVIDING DEATH BENEFITS      RIDERS THAT PROVIDE ADDITIONAL BENEFITS
THAT ARE ELIGIBLE FOR REINSURANCE:   BUT THAT ARE NOT ELIGIBLE FOR
                                     REINSURANCE:
                                     Accidental Death Benefit (ADB) Rider
Primary Insured Term Rider           Accelerated Benefit Rider (ABR)
Other Covered Insured Term Life      LifeAccess Accelerated Ben. Rider (LAABR)
Rider
Cost of Living Adjustment (COLA)     Policy Continuation Rider
Rider
                                     Policy Protection Rider (PPR)
                                     Enhanced No Lapse Guarantee Rider
NOTE: NAR Type for term riders       Lifetime No Lapse Guarantee Rider
above is C. For COLA Rider, NAR      Guar. Min. Accum. Benefit (GMAB) Rider
Type follows Base Policy to which    Paid-Up Life Insurance Rider
it is attached.
                                     Conversion Option Rider
                                     Overloan Protection Rider
                                     Waiver of Specified Amount (WSA) Rider
                                     Waiver of Monthly Deductions (WMD) Rider
                                     Children's Life Insurance Rider
                                     Foreign Travel Exclusion Rider
                                     Estate Tax Repeal Benefit Rider
                                     Modified Surrender Value Rider
                                     Cash Surrender Value Endorsement
                                     Automatic Premium Payment Rider
                                     Additional Premium Rider
                                     Qualified Plan Rider

------------

*   NAR Type is described in Schedule B.

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. During and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: This rider indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to the Ceding Company, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                              NAR
BASE POLICY                                VALUATION MORTALITY TABLE(S)      TYPE*
----------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy       2001 CSO M/F S/NS Select & Ultimate    A
                                        ALB
Hartford Leaders VUL Joint Legacy II    2001 CSO M/F S/NS Select & Ultimate    A
                                        ANB
Hartford Advanced Last Survivor UL      2001 CSO M/F S/NS Select & Ultimate    B
                                        ALB
Hartford Bicentennial UL Joint Freedom  2001 CSO M/F S/NS Select & Ultimate    B
                                        ALB
Hartford Bicentennial UL Joint Freedom  2001 CSO M/F S/NS Select & Ultimate    B
II                                      ANB

RIDERS PROVIDING DEATH BENEFITS THAT ARE    RIDERS THAT PROVIDE ADDITIONAL
                                            BENEFITS
ELIGIBLE FOR REINSURANCE                    BUT THAT ARE NOT ELIGIBLE FOR
                                            REINSURANCE:
Estate Protection Rider (NAR Type is C)     LS Exchange Option Rider
                                            Policy Protection Rider
                                            Estate Tax Repeal Rider
                                            Foreign Travel Exclusion Rider
                                            Guar. Min. Accum. Benefit (GMAB)
                                            Rider
                                            Paid-Up Life Insurance Rider

------------

*   NAR Type is described in Schedule B.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Estate Tax Repeal Rider: This rider will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

GMAB Rider and Paid-Up Life Insurance Rider: Same as Single Life riders.

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

AUTOMATIC REINSURANCE: The Ceding Company shall retain its available retention on each risk, defined below as the Retained Net Amount at Risk, subject to the applicable Ceding Company's Treaty Retention Limit shown in Exhibit II.

The Reinsurer will automatically reinsure a portion of the remainder of the risk, called the Reinsured Net Amount at Risk, as defined below in this Schedule B.

FACULTATIVE REINSURANCE: The Reinsurer will reinsure X% (as determined at issue) of the Total Net Amount at Risk for the risk.

TOTAL ALLOCATION LIMIT (TAL): As shown in Exhibit II.

CEDING COMPANY'S TREATY RETENTION LIMIT (CCTRL): As shown in Exhibit II.

CEDING COMPANY'S ALLOCATED RETENTION (CCAR): As shown in Exhibit II.

CURRENT RETENTION (CURRRET) = Current amount of life insurance retained by the Ceding Company and its affiliated companies on the life for in-force life insurance coverage. (For Last Survivor risks, see the Last Survivor Limits and Retention Worksheet in Exhibit II.)

REINSURER'S ALLOCATED RETENTION (ReinsARet): As shown in Exhibit II.

REINSURER'S ATTACHMENT POINT (ReinsAPt): As shown in Exhibit II.

NAR TYPE for the Plan of Insurance to be reinsured under this Agreement, as shown in Schedule A.

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE

TOTAL NET AMOUNT AT RISK (TOTNAR) =

For NAR TYPE A, Death Benefit minus the Account Value.

For NAR TYPE B, Death Benefit minus the Working Reserve, where

Working Reserve = (i) x (ii) / (iii), and

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

FOR NAR TYPE C, DEATH BENEFIT.

STEP 2 -- DETERMINE NET AMOUNT AT RISK FOR EACH "LAYER" OF COVERAGE

STEP 3 -- DETERMINE THE NAR FOR THE CEDING COMPANY AND THEN FOR THE REINSURER

MINIMUM AUTOMATIC REINSURANCE CESSION:
MINIMUM FACULTATIVE REINSURANCE CESSION: $
LEAD REINSURER: Swiss Re Life & Health America Inc.

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE C
                     FOREIGN NATIONAL UNDERWRITING PROGRAM
    FOR SINGLE LIFE PERMANENT POLICIES ONLY; NOT AVAILABLE FOR LAST SURVIVOR
                                    POLICIES
                           EFFECTIVE OCTOBER 1, 2008

The Ceding Company's Foreign National business shall be automatically reinsured under the terms of this Agreement, if it meets all the requirements for Automatic Reinsurance in Section III.A, with the following differences.

TYPE OF REINSURANCE

Risks qualifying under this program will be reinsured on a first-dollar quota share basis.

CEDING COMPANY'S RETENTION

[Redacted]

FOREIGN NATIONAL REINSURANCE POOL SHARE

[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES CEDING COMPANY'S RETENTION):

[Redacted]

JUMBO LIMIT:

[Redacted]

TOTAL ALLOCATION LIMIT:

[Redacted]

ADDITIONAL PLAN, AMOUNT, AND PAYMENT REQUIREMENTS

1. Permanent life policies only. Term coverage may be considered, but only in the form of a rider included on a permanent base policy. Last survivor coverage is excluded from this program.

2. Other than term riders referenced in Paragraph 1, above, no supplemental benefit coverage, such as accidental death or waiver of premium, will be allowed.

3.   The minimum face amount is as follows:

4. Annual premium or Check-O-Matic premium mode only. The minimum annual premium is the annual premium to endow. If Check-O-Matic is the premium mode, it must be arranged with a U.S. Bank.

5. Premiums must be paid in U.S. currency and must be billed to a residence or bank in the U.S.

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE C
                     FOREIGN NATIONAL UNDERWRITING PROGRAM
    FOR SINGLE LIFE PERMANENT POLICIES ONLY; NOT AVAILABLE FOR LAST SURVIVOR
                                    POLICIES
                           EFFECTIVE OCTOBER 1, 2008

ADDITIONAL UNDERWRITING AND RISK CLASS GUIDELINES

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE C
                     FOREIGN NATIONAL UNDERWRITING PROGRAM
    FOR SINGLE LIFE PERMANENT POLICIES ONLY; NOT AVAILABLE FOR LAST SURVIVOR
                                    POLICIES
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE D
                      OTHER SPECIAL UNDERWRITING PROGRAMS
                           EFFECTIVE OCTOBER 1, 2008

The Ceding Company has several special underwriting programs. The majority of these programs are contained within the Underwriting Brochure entitled "Life insurance underwriting that opens doors and closes cases", form LCM-05-418-1-09. Another program, Life Express, effective October 26, 2009, is documented in a LifeTIMES Bulletin dated October 30, 2009. Both of these publications have been shared in advance of the execution of this Agreement with the Reinsurer. The Ceding Company has two additional special underwriting programs not listed in the Underwriting Brochure, the "Benny Program" and the "Director's Charitable Award Program", which are listed below.

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE D
                         SPECIAL UNDERWRITING PROGRAMS
                           EFFECTIVE OCTOBER 1, 2008

DIRECTOR'S CHARITABLE AWARD PROGRAM (DCAP) -- FOR LAST SURVIVOR PLANS ONLY

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE D
                         SPECIAL UNDERWRITING PROGRAMS
                           EFFECTIVE OCTOBER 1, 2008

DIRECTOR'S CHARITABLE AWARD PROGRAM (DCAP) -- CONTINUED

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

What follows is a summary of the Ceding Company's underwriting practices and guidelines as of the Effective Date of this Agreement. The Ceding Company's actual underwriting practices and guidelines are documented in its InfoBase data system. To the extent that any information contained in this Schedule differs from the practices and guidelines documented in InfoBase, InfoBase will govern.

                             UNDERWRITING PRACTICES

OVERALL UNDERWRITING PHILOSOPHY

It is the goal of our underwriting department to provide the best offer as accurately and as quickly as we can, balancing the needs of all our stakeholders -- producers, stockholders, reinsurers, policy owners, state insurance departments, employees, etc. It is essential that we maintain a sense of fairness with our company and our stakeholders, in terms of profitability and mortality expectations.

UNDERWRITING REQUIREMENTS

[Redacted]

AGING OF UNDERWRITING REQUIREMENTS

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

             UNDERWRITING REQUIREMENTS -- STANDARD PERMANENT PLANS

                                   [Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

         UNDERWRITING REQUIREMENTS -- STANDARD PERMANENT PLANS (CONT'D)

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

               UNDERWRITING REQUIREMENTS -- STAG WALL STREET VUL

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

           UNDERWRITING REQUIREMENTS -- STAG WALL STREET VUL (CONT'D)

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

        UNDERWRITING REQUIREMENTS -- MIDDLE AMERICA (LIFE SOLUTIONS II)

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

    UNDERWRITING REQUIREMENTS -- MIDDLE AMERICA (LIFE SOLUTIONS II) (CONT'D)

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

           PREFERRED CLASSES -- ADDITIONAL UNDERWRITING REQUIREMENTS

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

       PREFERRED CLASSES -- ADDITIONAL UNDERWRITING REQUIREMENTS (CONT'D)

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   SCHEDULE F
             POLICIES ELIGIBLE FOR REINSURANCE UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

The following categories of policies are eligible for reinsurance under this
Agreement:

CATEGORY #                                                 CATEGORY DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------
1             Policies issued on or after March 1, 2009
2             Policies issued from the Effective Date of this Agreement through February 28, 2009 that were eligible for automatic reinsurance under one of the following Ceding Company reinsurance pools:
                    i.  Single Life Excess Pool effective November 1, 2002
                   ii.  Advanced UL Pool effective September 1, 2004;
                  iii.  Last Survivor Excess Pool effective January 1, 2002; and
                   iv.  Advanced Last Survivor UL Pool effective January 1, 2005, but that were fully retained by the Ceding Company at the time of processing (see Note below).
              Notwithstanding the foregoing, fully retained policies issued during this period in which the insured has a subsequent policy that is partially or fully ceded to another pool (including the Hartford Term Pool effective
              April 10, 2006) will not be eligible for reinsurance under this Agreement.

NOTE:

The Ceding Company completed the processing of Category 2 business in July 2009. At the time of processing, the Ceding Company paid the Reinsurer Reinsurance Premiums for all policies in Category 2 back to each policy's issue date.

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                           EFFECTIVE OCTOBER 1, 2008

                       FOR SINGLE LIFE PLANS OF INSURANCE

REINSURANCE PREMIUM

Reinsurance Premium shall be calculated each month for each risk reinsured as [
(i) + (ii) ] / 12, where:

(i) equals the Yearly Renewable Term (YRT) Reinsurance Premium for the coverage (as defined below); and

(ii) equals the Annual Flat Extra Reinsurance Premium (as defined below) for the coverage, where the sum of [ (i) + (ii) ] shall not exceed the Reinsured Net Amount at Risk for such coverage, defined in Schedule B.

For the purposes of calculating Reinsurance Premium, the following will be considered separate coverages: base policy, increases in coverage, and reinsured riders.

YEARLY RENEWABLE TERM (YRT) REINSURANCE PREMIUM

The YRT Reinsurance Premium for each coverage shall equal (i) x (ii) x (iii) / 1,000, where:

(i) equals [ (a) x (b) ],(the "YRT Reinsurance Premium Rate") where:

       (a) equals the applicable rate from the tables of Annual Rates per $1,000 of Reinsured Net Amount at Risk specified in Exhibit III; and

       (b) equals the applicable percentage from the tables of YRT Reinsurance Rate Factors to be applied to the Annual Rates per $1,000 of Reinsured Net Amount at Risk specified in Exhibit IV;

(ii) equals the applicable Substandard Table Percentage, specified in Exhibit V, for the risk; and

(iii) equals the Reinsured Net Amount at Risk for such coverage, defined in Schedule B.

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                           EFFECTIVE OCTOBER 1, 2008

                       FOR SINGLE LIFE PLANS OF INSURANCE

ANNUAL FLAT EXTRA REINSURANCE PREMIUM

The Annual Flat Extra Reinsurance Premium for each coverage equals {(i) x [ 1 -
(ii) ] x [(iii) / 1,000]}, where:

(i) equals the applicable annual flat extra rate per 1,000, for the year of coverage, that the Ceding Company charges for the coverage;

(ii) equals the Flat Extra Allowance Percentage, specified below; and

(iii) equals the Reinsured Net Amount At Risk for such coverage, defined in Schedule B.

FLAT EXTRA ALLOWANCE PERCENTAGE

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
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                                    65

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                           EFFECTIVE OCTOBER 1, 2008

                      FOR LAST SURVIVOR PLANS OF INSURANCE

REINSURANCE PREMIUM

Reinsurance Premium shall be calculated each month for each risk reinsured as [(i) x (ii) / 1,000] / 12, where:

(i) equals the result of the following steps:

(ii) equals the Reinsured Net Amount at Risk for the coverage, defined in Schedule B.

For the purposes of calculating Reinsurance Premium, the following will be considered separate coverages: base policy, increases in coverage, and reinsured riders. Reinsurance Premium for a single life rider attached to a last survivor policy shall be determined in accordance with the Reinsurance Premium calculations for single life plans of insurance.

YRT REINSURANCE PREMIUM RATE PER 1,000*

The YRT Reinsurance Premium Rate per 1,000 for each life for each coverage shall equal (i) x (ii) + (iii), but in no event more than 1,000, where:

(i) equals the YRT Reinsurance Premium Rate per 1,000, which equals the quantity [ (a) x (b) ] (the "YRT Reinsurance Premium Rate"), where:

       (a) equals the applicable rate from the tables of Annual Rates per $1,000 of Reinsured Net Amount at Risk specified in Exhibit III; and

       (b) equals the applicable percentage from the tables of YRT Reinsurance Rate Factors to be applied to the Annual Rates per $1,000 of Reinsured Net Amount at Risk specified in Exhibit IV;

(ii) equals the applicable Substandard Table Percentage, specified in Exhibit V, for the risk; and

(iii) equals the Annual Flat Extra Reinsurance Premium per 1,000, as defined below.

* For purposes of determining the YRT Reinsurance Premium Rate per 1,000, a life deemed uninsurable will be treated as Table P with a $250 flat extra for 10 years.

Allocated Retention. Pool -- Effective 10/1/2008
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                                    66

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                           EFFECTIVE OCTOBER 1, 2008

                      FOR LAST SURVIVOR PLANS OF INSURANCE

ANNUAL FLAT EXTRA REINSURANCE PREMIUM PER 1,000

The Annual Flat Extra Reinsurance Premium per 1,000 for each coverage equals {(i) x [ 1-(ii)]}, where:

(i) equals the applicable annual flat extra rate per 1,000, for the year of coverage, that the Ceding Company charges for the coverage; and

(ii) equals the Flat Extra Allowance Percentage, specified below.

FLAT EXTRA ALLOWANCE PERCENTAGE

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS (FOR SPECIFICS ON CALCULATION OF LIMITS WITH LAST SURVIVOR COVERAGE, SEE
                              WORKSHEET ON PAGE 4)
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS (FOR SPECIFICS ON CALCULATION OF LIMITS WITH LAST SURVIVOR COVERAGE, SEE
                              WORKSHEET ON PAGE 4)
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
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                                    69

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
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                                    70

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
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                                    71

                                  EXHIBIT III
            ANNUAL RATES PER $1,000 OF REINSURED NET AMOUNT AT RISK
                           EFFECTIVE OCTOBER 1, 2008

              FOR SINGLE LIFE AND LAST SURVIVOR PLANS OF INSURANCE
                                      AND
                   FOR AUTOMATIC AND FACULTATIVE REINSURANCE

Annual Rates per $1,000 of Reinsured Net Amount at Risk are provided in the following attached tables of Exhibit III. They are provided on a Select & Ultimate basis and vary by:

1. Age basis (Age Nearest Birthday or Age Last Birthday), to align with the Valuation Mortality Table for the Plan of Insurance;

2. Gender (Male, Female); and

3. Rate class --

       a.   Preferred Plus Non-Nicotine (PPNN);

       b.  Preferred Non-Nicotine (PNN);

       c.   Standard Non-Nicotine (SNN);

       d.  Preferred Nicotine (PN); and

       e.   Standard Nicotine (SN).

For Life Solutions II UL plans, allowance percentages will be determined as follows:

(1) For "Preferred" policies, use the SNN rate class; and

(2) For "Standard" policies, use the SN rate class.

All risks insured by the Ceding Company on a Unisex basis will be reinsured using gender-specific rates.

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                                    72

                                  EXHIBIT III
             ANNUAL RATES PER $1,000 OF RETAINED NET AMOUNT AT RISK
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

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                                    73

                                   EXHIBIT IV
                          YRT REINSURANCE RATE FACTORS
                           EFFECTIVE OCTOBER 1, 2008

              FOR SINGLE LIFE AND LAST SURVIVOR PLANS OF INSURANCE
                                      AND
                   FOR AUTOMATIC AND FACULTATIVE REINSURANCE

             YRT REINSURANCE RATE FACTORS (SEE EXHIBIT I FOR USAGE)

                                   [Redacted]

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                                    93

                                   EXHIBIT V
         YRT REINSURANCE RATE FACTORS AND SUBSTANDARD TABLE PERCENTAGES
                           EFFECTIVE OCTOBER 1, 2008

SUBSTANDARD TABLE PERCENTAGES (SEE EXHIBIT I FOR USAGE)

[Redacted]

Allocated Retention. Pool -- Effective 10/1/2008
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                                    94

                                   EXHIBIT VI
              CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

            [LOGO]              HARTFORD LIFE INSURANCE COMPANY
         THE HARTFORD           HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                500 BIELENBERG DRIVE, WOODBURY, MN 55125
                                P.O. BOX 64271, ST. PAUL, MN 55164 - 0271

                         TEMPORARY INSURANCE AGREEMENT

PROPOSED PRIMARY INSURED: NAME:                DATE OF BIRTH:

Under this Temporary Insurance Agreement ("Agreement"), Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company ("Company") agrees to provide a limited amount of life insurance coverage, for a limited period of time, subject to the terms and conditions set forth below.

WHEN COVERAGE BEGINS

Temporary life insurance coverage under the Agreement becomes effective on the date this Agreement is signed, subject to all of the following conditions:

a) An Application for Life Insurance with the Company ("Application") or a Request for Insurance Application with the Company ("Request") has been completed as of the same date this Agreement has been signed;

b)  The answers to the health questions below are "No"; and

c) The Company receives the first full modal premium for the mode selected on the Application or the Request.

WHEN TEMPORARY INSURANCE COVERAGE TERMINATES -- 90 DAY MAXIMUM

Temporary insurance under this Agreement will terminate on the earliest of:

1. 30 days from the effective date of this Agreement if a required and requested medical exam, lab test, application interview or medical report has not been received by the Company;

2.  90 days from the effective date of this Agreement;

3.  The date the policy, as applied for, takes effect;

4. The date the Company offers a policy with a risk assessment other than Standard or a Preferred Class;

5. The date the Company mails a notice of termination of this Agreement to the Proposed Policyowner at the address set forth in the Application or Request.

If the Company terminates coverage, the collected premium will be refunded without interest.

WHO IS COVERED

This Agreement provides temporary insurance coverage only for the Primary Insured. The Primary Insured is the "Proposed Insured" named in the Request, the "Proposed Insured 1" named in the Application, or "Proposed Insured 1" and "Proposed Insured 2" named in Applications for survivorship life insurance coverage. THIS AGREEMENT DOES NOT PROVIDE INSURANCE COVERAGE FOR ANY OTHER PROPOSED INSUREDS, INCLUDING BUT NOT LIMITED TO, OTHER PROPOSED INSUREDS UNDER TERM INSURANCE RIDERS AND CHILD RIDERS.

AMOUNT OF LIFE INSURANCE COVERAGE -- $1,000,000 MAXIMUM

If death of a covered Primary Insured occurs while this Agreement is in effect, the Company will pay a death benefit to the beneficiary designated in the Application or Request.

The death benefit shall be the LESSER of:

a) The amount of death benefit indicated in the Application or Request, with respect to the deceased Primary Insured; or

b)  $1,000,000.

LIMITATIONS AND CONDITIONS OF COVERAGE

1. If benefits are payable under this Agreement, then no benefit relating to that loss will be payable under the policy which is applied for.

2. Material misrepresentations or fraud in the answers to the Health Questions set forth below or in the Application will invalidate this Agreement and the Company's liability will be limited to a refund of the premium payment.

3. This Agreement does not cover any Primary Insured who is age 71 or over as of the effective date of this Agreement.

                   DETACH OWNER'S COPY AT TIME OF APPLICATION

                                HOME OFFICE COPY

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   EXHIBIT VI
              CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

LIMITATIONS AND CONDITIONS OF COVERAGE (CONTINUED)

4. This Agreement provides temporary life insurance coverage in the event of the death of Primary Insured. It does not provide any coverage for other benefits which may be applied for, including but not limited to, waiver of premium or accidental death benefits or coverage.

5. There is no coverage under this Agreement if a Primary Insured dies by suicide. In that event, the Company's liability will be limited to a refund of the premium payment.

6. There is no coverage under this Agreement if the check or draft submitted as payment is not honored on the first presentation to the bank.

7. Only an officer of the Company can make, modify, or alter any of the provisions of this Agreement.

HEALTH QUESTIONS

Has the Primary Insured:

1. Within the past 90 days, other than for pregnancy or childbirth, been admitted to or treated at a hospital or other medical facility, been advised to be admitted, or had surgery performed or recommended?

            Yes             No

2. Within the past 2 years had or been treated for heart disease, chest pain, stroke, cancer, alcohol or drug use, immune system disorder or had such treatment recommended by a physician or medical practitioner?

            Yes             No

NOTE: If either Question #1 or Question #2 above is answered "Yes" or left blank, no coverage will take effect under this Temporary Insurance Agreement and any premium received will be refunded.

DECLARATIONS

Each of the undersigned declares, understands and agrees that:

- The answers provided above are complete and true to the best of his/her knowledge and belief.

- If the answers to the Health Questions contained in this Agreement or the Application are incorrect, incomplete or untrue, the Company will have the right to deny benefits under this Agreement.

X                                         Date:
     -----------------------------------          ------------------------------
     Proposed Primary Insured Signature

X                                         Date:
     -----------------------------------          ------------------------------
     Proposed Policy Owner Signature
     (if other than the Proposed
     Insured)

RECEIPT OF PAYMENT

A premium payment of $            has been submitted with the Application or
Request. Additional premium may be required upon Policy delivery.

All premium checks must be made payable to Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. Do not make check(s) payable to the Agent or leave the payee blank.

X                                         Date:
     -----------------------------------          ------------------------------
     Agent Signature

                   DETACH OWNER'S COPY AT TIME OF APPLICATION

                                HOME OFFICE COPY

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   EXHIBIT VI
              CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

            [LOGO]              HARTFORD LIFE INSURANCE COMPANY
         THE HARTFORD           HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                500 BIELENBERG DRIVE, WOODBURY, MN 55125
                                P.O. BOX 64271, ST. PAUL, MN 55164-0271

                         TEMPORARY INSURANCE AGREEMENT

PROPOSED PRIMARY INSURED: NAME:             DATE OF BIRTH:

Under this Temporary Insurance Agreement ("Agreement"), Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company ("Company") agrees to provide a limited amount of life insurance coverage, for a limited period of time, subject to the terms and conditions set forth below.

WHEN COVERAGE BEGINS

Temporary life insurance coverage under the Agreement becomes effective on the date this Agreement is signed, subject to ALL of the following conditions:

a) An Application for Life Insurance with the Company ("Application") or a Request for Insurance Application with the Company ("Request") has been completed as of the same date this Agreement has been signed;

b)  The answers to the health questions below are "No"; and

c) The Company receives the first full modal premium for the mode selected on the Application or the Request.

WHEN TEMPORARY INSURANCE COVERAGE TERMINATES -- 90 DAY MAXIMUM

Temporary insurance under this Agreement will terminate on the earliest of:

1. 30 days from the effective date of this Agreement if a required and requested medical exam, lab test, application interview or medical report has not been received by the Company;

2.  90 days from the effective date of this Agreement;

3.  The date the policy, as applied for, takes effect;

4. The date the Company offers a policy with a risk assessment other than Standard or a Preferred Class;

5. The date the Company mails a notice of termination of this Agreement to the Proposed Policyowner at the address set forth in the Application or Request.

If the Company terminates coverage, the collected premium will be refunded without interest.

WHO IS COVERED

This Agreement provides temporary insurance coverage only for the Primary Insured. The Primary Insured is the "Proposed Insured" named in the Request, the "Proposed Insured 1" named in the Application, or "Proposed Insured 1" and "Proposed Insured 2" named in Applications for survivorship life insurance coverage. THIS AGREEMENT DOES NOT PROVIDE INSURANCE COVERAGE FOR ANY OTHER PROPOSED INSUREDS, INCLUDING BUT NOT LIMITED TO, OTHER PROPOSED INSUREDS UNDER TERM INSURANCE RIDERS AND CHILD RIDERS.

AMOUNT OF LIFE INSURANCE COVERAGE -- $1,000,000 MAXIMUM

If death of a covered Primary Insured occurs while this Agreement is in effect, the Company will pay a death benefit to the beneficiary designated in the Application or Request.

The death benefit shall be the LESSER of:

a) The amount of death benefit indicated in the Application or Request, with respect to the deceased Primary Insured; or

b)  $1,000,000.

LIMITATIONS AND CONDITIONS OF COVERAGE

1. If benefits are payable under this Agreement, then no benefit relating to that loss will be payable under the policy which is applied for.

2. Material misrepresentations or fraud in the answers to the Health Questions set forth below or in the Application will invalidate this Agreement and the Company's liability will be limited to a refund of the premium payment.

3. This Agreement does not cover any Primary Insured who is age 71 or over as of the effective date of this Agreement.

                                  OWNER'S COPY

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                   EXHIBIT VI
              CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

LIMITATIONS AND CONDITIONS OF COVERAGE (CONTINUED)

4. This Agreement provides temporary life insurance coverage in the event of the death of Primary Insured. It does not provide any coverage for other benefits which may be applied for, including but not limited to, waiver of premium or accidental death benefits or coverage.

5. There is no coverage under this Agreement if a Primary Insured dies by suicide. In that event, the Company's liability will be limited to a refund of the premium payment.

6. There is no coverage under this Agreement if the check or draft submitted as payment is not honored on the first presentation to the bank.

7. Only an officer of the Company can make, modify, or alter any of the provisions of this Agreement.

HEALTH QUESTIONS

Has the Primary Insured:

1. Within the past 90 days, other than for pregnancy or childbirth, been admitted to or treated at a hospital or other medical facility, been advised to be admitted, or had surgery performed or recommended?

            Yes             No

2. Within the past 2 years had or been treated for heart disease, chest pain, stroke, cancer, alcohol or drug use, immune system disorder or had such treatment recommended by a physician or medical practitioner?

            Yes             No

NOTE: If either Question #1 or Question #2 above is answered "Yes" or left blank, no coverage will take effect under this Temporary Insurance Agreement and any premium received will be refunded.

DECLARATIONS

Each of the undersigned declares, understands and agrees that:

- The answers provided above are complete and true to the best of his/her knowledge and belief.

- If the answers to the Health Questions contained in this Agreement or the Application are incorrect, incomplete or untrue, the Company will have the right to deny benefits under this Agreement.

X                                         Date:
     -----------------------------------          ------------------------------
     Proposed Primary Insured Signature

X                                         Date:
     -----------------------------------          ------------------------------
     Proposed Policy Owner Signature
     (if other than the Proposed
     Insured)

RECEIPT OF PAYMENT

A premium payment of $            has been submitted with the Application or
Request. Additional premium may be required upon Policy delivery.

All premium checks must be made payable to Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. Do not make check(s) payable to the Agent or leave the payee blank.

X                                         Date:
     -----------------------------------          ------------------------------
     Agent Signature

                                  OWNER'S COPY

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

         REPORT                                           ACCOUNTING PERIOD                 DUE DATE
----------------------------------------------------------------------------------------------------------------
1.       New Business*                                         Monthly           30th day after month end
         (New issues only -- first time
         policy reported to the Reinsurer)
2.       Renewal Business*                                     Monthly           30th day after month end
         (Policies with renewal dates
         within the Accounting Period)
3.       Changes & Terminations*                               Monthly           30th day after month end
         (includes conversions, replacements
         reinstatements, increases, decreases,
         recaptures, lapses, claims, etc.)
4.       Inforce List                                          Monthly           30th day after month end
         (Listing of each policy in force)
5.       Statutory Reserves                                   Quarterly          30th day after quarter end
6.       Policy Exhibit                                        Monthly           30th day after month end

------------

* Policy record details for new business, renewal business, and changes and terminations (Reports 1, 2, and 3 above) may be reported as separate reports or combined into one report, provided, the required data elements continue to be satisfied.

REPORTING SYSTEM:

The system used by the Ceding Company to administer its reinsurance is: TAI.

NOTE:

Certain policy transactions, such as increases, are coded in the policy administration system as riders, although they do not correspond to filed rider forms.

Allocated Retention. Pool -- Effective 10/1/2008
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                                    99

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

MINIMUM DATA REQUIREMENTS

                          INFORCE AND TRANSACTION FILE

Company                    Identifies the Ceding Company
Policy                     Policy number which is part of the policy key
Coverage/rider             Coverage number which is part of the policy key. This
                           number is used to identify specific policy coverage.
Cession ID                 This field contains the number assigned to this
                           cession by the Reinsurer
Transaction Sequence       This field indicates the transaction record(s)
                           created during the month.
Line of Business           This field indicates the line of business the policy
                           falls under.
Reinsurance Company        Two character reinsurance company ID code that
                           identifies the Reinsurer.
Reporting Company          Identifies the company used for reporting purposes.
                           Will be the same as the Reinsurance Company.
Transaction Type           Identifies the type of transaction being reported on
                           the Transaction extract.
Transaction Count          This field is used on the Transaction extract to
                           identify the addition or termination of a cession.
Reinsurance From Date      This field contains the beginning date of the period
                           covered by this record. The premiums on the
                           Transaction record cover the period beginning with
                           the From Date through the To Date.
Reinsurance To Date        This field contains the end date of the period
                           covered by a record.
Date Reported              On the Transaction extract, this is the month the
                           transaction was reported.
Mode                       Identifies the mode of reinsurance premium payment.
Policy Duration            The duration at issue is 01.
Reinsurance Duration       Contains the reinsurance duration. It may differ from
                           the policy duration if the cession is a continuation.
Cession Number             Hartford does not currently use. Defaults to spaces.
Policy Date                This field contains the issue date of the policy.
Reinsurance Date           This field contains the issue date of the
                           reinsurance. For most cessions it is the same as the
                           policy date. For continuations, it contains the issue
                           date of the original coverage.
Issue State                This field contains a two-letter abbreviation of the
                           state or province of issue. Used to determine unisex
                           rates.
Resident State             This field contains a two-letter abbreviation of the
                           state or province of issue. Used to compute premium
                           tax reimbursement if applicable.
Joint Type                 Identifies Joint business type

Allocated Retention. Pool -- Effective 10/1/2008
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                                    100

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Joint Age                  Used for joint coverages using a joint equivalent age
                           for rate searches.
Auto/Fac Indicator         Indicates whether the policy is ceded on an Automatic
                           or Facultative basis.
Death Benefit Option       This field contains the option chosen by the insured
                           for death proceeds payment.
Participation code         This field indicates whether the business is Non
                           Participating (N) or Participating (P).
Issue Type                 Identifies how a cession was issued. (New business or
                           Continuation)
Underwriting Method        Identifies the type of underwriting used to issue the
                           coverage.
Treaty Number              This field contains the TAI system treaty number
Reinsurance Type           This field is a one-character code that identifies
                           the type of reinsurance. (Y=YRT, C=Coinsurance &
                           M=Modco.)
Plan                       This field contains the coverage plan code.
Product code               This field contains the product type code.
Product code 1             For Joint Life policies, this field contains the
                           product type code for Insured 1.
Product code 2             For Joint Life policies, this field contains the
                           product type code for Insured 2. (If this is not a
                           Joint Life policy, this field will be blank.)
Currency Code              This field identifies the currency. (USD or CND if
                           applicable)
Last Name -- 1             This field contains the insured's last name. For
                           Joint Life policies, this field contains the last
                           name for Insured 1. (Maximum of 20 characters)
First Name -- 1            This field contains the insured's first name. For
                           Joint Life policies, this field contains the first
                           name for Insured 1. (Maximum of 15 characters)
Middle Initial -- 1        This field contains the insured's middle initial. For
                           Joint Life policies, this field contains the middle
                           initial for Insured 1. (1 character)
Client ID -- 1             This field contains the unique client ID for an
                           insured used to connect lives when calculating
                           retention on a life. For Joint Life policies, this
                           field indicates the client ID for Insured 1. (Maximum
                           of 20 characters)
Insured Status -- 1        This field indicates the insured's coverage status.
                           For Joint Life policies, this field indicates the
                           insured's coverage status for Insured 1.
DOB -- 1                   This field contains the insured's date of birth. For
                           Joint Life policies, this field contains the date of
                           birth for Insured 1.
Sex -- 1                   This field is used to identify the sex of the
                           insured. For Joint Life policies, this field contains
                           the sex of Insured 1.
Pricing Sex -- 1           This field contains the sex used to compute premiums
                           and allowances. For Joint Life policies, this field contains the pricing sex of Insured 1.
Age -- 1                   This field contains the insured's issue age. For
                           Joint Life policies, this field contains the issue age for Insured 1.

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                                    101

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Class -- 1                 This field contains the company's rating of standard
                           or preferred and the smoker class. For Joint Life
                           policies, this field contains the class for Insured
                           1.
Mortality -- 1             This field contains the insured's mortality rating.
                           For Joint Life policies, this field contains the
                           mortality rating for Insured 1.
Mortality Duration -- 1    This field contains the duration of the insured's
                           mortality rating. For Joint Life policies, this field
                           contains the duration of the mortality rating for
                           Insured 1.
Temp Flat -- 1             This field contains the temporary flat extra per
                           1000. For Joint Life policies, this field contains
                           the temporary flat extra per 1000 for Insured 1.
Temp Duration -- 1         This field contains the number of years that the
                           temporary flat extra rating is being charged. For
                           Joint Life policies, this field contains the number
                           of years that the flat extra rating is being charged
                           for Insured 1.
Perm Flat -- 1             This field contains the permanent flat extra per
                           1000. For Joint Life policies, this field contains
                           the permanent flat extra per 1000 for Insured 1.
Perm Duration - 1          This field contains the number of years that the
                           permanent flat extra rating is being charged. For
                           Joint Life policies, this field contains the number
                           of years that the flat extra rating is being charged
                           for Insured 1.
Last Name -- 2             This field contains the insured's last name. For
                           Joint Life policies, this field contains the last
                           name for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.) (Maximum of 20
                           characters)
First Name -- 2            This field contains the insured's first name. For
                           Joint Life policies, this field contains the first
                           name for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.) (Maximum of 15
                           characters)
Middle Initial -- 2        This field contains the insured's middle initial. For
                           Joint Life policies, this field contains the middle
                           initial for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.) (1 character)
Client ID -- 2             This field contains the unique client ID for an
                           insured used to connect lives when calculating
                           retention on a life. For Joint Life policies, this
                           field indicates the client ID for Insured 2. (If this
                           is not a Joint Life policy, this field will be
                           blank.) (Maximum of 20 characters)
Insured Status -- 2        This field indicates the insured's coverage status.
                           For Joint Life policies, this field indicates the insured's coverage status for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
DOB -- 2                   This field contains the insured's date of birth. For
                           Joint Life policies, this field contains the date of birth for Insured 2. (If this is not a Joint Life policy, this field will be blank.)

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Sex -- 2                   This field is used to identify the sex of the
                           insured. For Joint Life policies, this field contains
                           the sex of Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.)
Age -- 2                   This field contains the insured's issue age. For
                           Joint Life policies, this field contains the issue
                           age for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.)
Pricing Sex -- 2           This field contains the sex used to compute premiums
                           and allowances. For Joint Life policies, this field
                           contains the pricing sex of Insured 2. (If this is
                           not a Joint Life policy, this field will be blank.)
Class -- 2                 This field contains the company's rating of standard
                           or preferred and the smoker class. For Joint Life
                           policies, this field contains the class for Insured
                           2. (If this is not a Joint Life policy, this field
                           will be blank.)
Mortality -- 2             This field contains the insured's mortality rating.
                           For Joint Life policies, this field contains the
                           mortality rating for Insured 2. (If this is not a
                           Joint Life policy, this field will be blank.)
Mortality Duration -- 2    This field contains the duration of the insured's
                           mortality rating. For Joint Life policies, this field
                           contains the duration of the mortality rating for
                           Insured 2. (If this is not a Joint Life policy, this
                           field will be blank.)
Temp Flat -- 2             This field contains the temporary flat extra per
                           1000. For Joint Life policies, this field contains
                           the temporary flat extra per 1000 for Insured 2. (If
                           this is not a Joint Life policy, this field will be
                           blank.)
Temp Duration -- 2         This field contains the number of years that the
                           temporary flat extra rating is being charged. For
                           Joint Life policies, this field contains the number
                           of years that the flat extra rating is being charged
                           for Insured 2. (If this is not a Joint Life policy,
                           this field will be blank.)
Perm Flat -- 2             This field contains the permanent flat extra per
                           1000. For Joint Life policies, this field contains
                           the permanent flat extra per 1000 for Insured 2. (If
                           this is not a Joint Life policy, this field will be
                           blank.)
Perm Duration - 2          This field contains the number of years that the
                           permanent flat extra rating is being charged. For
                           Joint Life policies, this field contains the number
                           of years that the flat extra rating is being charged
                           for Insured 2. (If this is not a Joint Life policy,
                           this field will be blank.)
Policy Face Amount         Indicates the face amount of the total policy.
Retained Amount            This field contains the amount retained on this
                           policy coverage, not on the life.
Ceded Amount               This field contains the policy amount ceded to a
                           specific reinsurer.
Net Amount at Risk         This field contains the reinsured net amount at risk
                           (NAR) for a specific reinsurer.
Benefit Mortality          ADB or Waiver mortality.

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Premium                    This field contains the reinsurance premium.
Allowance                  This field contains the reinsurance allowance.
Flat extra type            This field indicates whether there is a temporary
                           flat extra (T) or a permanent flat extra (P) being
                           charged.
Premium Tax                If premium tax is reimbursed, this field contains the
                           tax amount.
Cash Value                 If applicable, this field is used to recover
                           coinsured cash values from the Reinsurer.
Benefit                    If applicable, this field is used to recover benefits
                           from the Reinsurer.
Dividend                   If applicable, this field contains the reinsurer's
                           share of the direct dividend.
Policy Fee                 This field contains the reinsurance policy fee.
Continuation Original      This field indicates the ceding company on the
Company                    original policy. (Used for conversions only.)
Continuation Original      This field indicates the policy number for the
Policy                     original policy. (Used for conversions only.)
Continuation Original      This field indicates the coverage/rider for the
Coverage/Rider             original policy. (Used for conversions only.)
Message                    An informational message may be manually added to a
                           policy by the Ceding Company.
Image switch               Hartford does not currently use. Defaults to spaces.
Policy Fee Allowance       This field contains the reinsurance policy fee
                           allowance.
Location Code              Hartford does not currently use. Defaults to spaces.
Treaty Reference Number    Upon request, this field contains the Reinsurer's
                           treaty number.
Claim                      Hartford does not currently use. Defaults to spaces.
Policy Status              This field identifies the status of the cession.
Policy Master Smoker -- 1  Policy smoker class on direct policy. For Joint Life policies, this field contains the policy master
                           smoker class for Insured 1.
Policy Master Smoker -- 2  Policy smoker class on direct policy. For Joint Life policies, this field contains the policy master
                           smoker class for Insured 2. (If this is not a Joint
                           Life policy, this field will be blank.)
Policy Effective Date      This field contains the effective date of the
                           reinsurance.
Policy Application Date    This field indicates the date the insured signed the
                           application.
NAR Type                   This field indicates the method used in determining
                           the Total Net Amount at Risk (as defined in Schedule
                           B).

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

                              POLICY EXHIBIT FILE*

Company                    Identifies the Ceding Company.
Policy                     Policy number which is part of the policy key.
Coverage/rider             Coverage number which is part of the policy key. This
                           number is used to identify a specific policy
                           coverage.
Cession ID                 This field contains the number assigned to this
                           cession by the Reinsurer.
Line of Business           This field indicates the line of business the policy
                           falls under.
Report Date                This is the month the transaction was reported.
Reinsurance Company        Two character reinsurance company ID code that
                           identifies the Reinsurer.
Reporting Company          Identifies the company used for reporting purposes.
                           Will be the same as the Reinsurance Company.
Treaty Number              This field contains the TAI system treaty number.
Transaction Type           Identifies the type of transaction being reported on
                           the Transaction extract.
Policy Count               Each New Business, Continuation & Reinstatement will
                           be assigned a count of 1, Terminations will be
                           assigned -- 1 and Renewals/NAR changes will be
                           assigned 0.
Base Ceded Amount          This field contains the policy base amount ceded.
ADB ceded Amount           This field contains the policy ADB amount ceded.
Waiver Ceded Amount        This field contains the policy waiver amount ceded.
Net Amount at Risk         The reinsured net amount at risk (NAR).
Plan                       This field contains the coverage plan code.
Auto/Fac Indicator         Indicates whether the policy is ceded on an Automatic
                           or Facultative basis.
Reinsurance Type           This field is a one-character code that identifies
                           the type of reinsurance. (Y = YRT, C = Coinsurance &
                           M = Modco.)
Currency Code              This field identifies the currency. (USD or CND if
                           applicable)

------------

* The Policy Exhibit will include a summary of reinsurance movement for a given period categorized by transactions type. This summary provides the Cession Count, Ceded Amount and Net Amount at Risk at the beginning of the reporting period, a summary of the transactions occurring during the report period as well as what is in force as of the ending of the report period.

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

                                  RESERVE FILE

Company                    Identifies the Ceding Company
Policy                     Policy number which is part of the policy key
Coverage/rider             Coverage number which is part of the policy key. This
                           number is used to identify a specific policy
                           coverage.
Cession ID                 This field contains the number assigned to this
                           cession by the Reinsurer
Benefit Type               This field is the reserve type. 1 = Life, 2 = ADB, 3
                           = Waiver, 4 = Flat Extras, 5 = Substandard
Calc Method                Hartford's TAI Valuation Method 1 = Frasier Reserve +
                           1/2 cx, E = Coinsurance Reserve, H = Half Premium, L
                           = Factor FLX1, X = 1/2 cx
Reinsurance Company        Two character reinsurance company ID code that
                           identifies the Reinsurer.
Reporting Company          Identifies the company used for reporting purposes.
                           Will be the same as the Reinsurance Company.
Line of Business           This field indicates the line of business the policy
                           falls under. (L = Life)
Treaty Number              This field contains the TAI system treaty number
Plan                       This field contains the coverage plan code.
Auto/Fac Indicator         Indicates whether the policy is ceded on an Automatic
                           or Facultative basis.
Product code               This field contains the product type code.
Joint Type                 Identifies Joint business Type
Joint Method Switch        Identifies TAI Frasier method calculation
Mode                       Identifies the mode of reinsurance premium payment.
Cession Status             This field identifies the status of the cession.
Reinsurance Type           This field is a one-character code that identifies
                           the type of reinsurance.
Duration                   Contains the reinsurance duration. It may differ from
                           the policy duration if the cession is a continuation.
Participation code         This field indicates whether the business is Non
                           participating (N) or Participating (P).
Policy Date                This field contains the issue date of the policy.
Reinsurance To Date        This field contains the end date of the period
                           covered by a record.
Policy Face Amount         Indicates the face amount of the total policy.
Ceded Amount               This field contains the policy amount ceded to a
                           specific reinsurer
Net Amount at Risk         This field contains the reinsured net amount at risk
                           (NAR) for a specific reinsurer.
Premium                    This field contains the reinsurance premium.
Reserve Percent            Value appears on Coinsurance business only
Cession Count              Cession count only appears under Life (Base), not
                           benefits.
Age Basis                  Nearest/Closest (C), Last (L), Next (N)
Insured Status -- 1        This field indicates the insured's coverage status.
                           For Joint Life policies, this field indicates the insured's coverage status for Insured 1.

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Age -- 1                   This field contains the insured's issue age. For
                           Joint Life policies, this field contains the issue
                           age for Insured 1.
Class -- 1                 This field contains the company's rating of standard
                           or preferred and the smoker class. For Joint Life
                           policies, this field contains the class for Insured
                           1.
Sex -- 1                   This field is used to identify the sex of the
                           insured. For Joint Life policies, this field contains
                           the sex of Insured 1.
Mortality -- 1             This field contains the insured's mortality rating.
                           For Joint Life policies, this field contains the
                           mortality rating for Insured 1.
Insured Status -- 2        This field indicates the insured's coverage status.
                           For Joint Life policies, this field indicates the
                           insured's coverage status for Insured 2. (If this is
                           not a Joint Life policy, this field will be blank.)
Age -- 2                   This field contains the insured's issue age. For
                           Joint Life policies, this field contains the issue
                           age for Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.)
Class -- 2                 This field contains the company's rating of standard
                           or preferred and the smoker class. For Joint Life
                           policies, this field contains the class for Insured
                           2. (If this is not a Joint Life policy, this field
                           will be blank.)
Sex -- 2                   This field is used to identify the sex of the
                           insured. For Joint Life policies, this field contains
                           the sex of Insured 2. (If this is not a Joint Life
                           policy, this field will be blank.)
Mortality -- 2             This field contains the insured's mortality rating.
                           For Joint Life policies, this field contains the
                           mortality rating for Insured 2. (If this is not a
                           Joint Life policy, this field will be blank.)
Reserve                    Statutory or Tax Reserve for each coverage.
Reserve Interest Rate      This field identifies the Interest Rate used when
                           calculating reserves.
Reserve Factor             Applicable Mortality Basis YRT Factor
Factor Pointer             TAI specific field to identify applicable mortality
                           table used when calculating reserves.
Attained Age               TAI specific field. Default is 1
Setback                    TAI specific field. Default is zero
Class Switch               TAI specific field. Valuation Class (D=Distinct)
Curtate Switch             This field indicates whether reserves are on a
                           curtate or continuous basis.
Caption                    Hartford's TAI Valuation Method
Error Code                 Informational field used by Hartford -- Usually Blank
Reserve Class 1            This field contains insured's smoker class. For Joint
                           Life policies, this field contains the class for
                           Insured 1.
Reserve Class 2            This field contains insured's smoker class. For Joint
                           Life policies, this field contains the class for
                           Insured 2. (If this is not a Joint Life policy, this
                           field will be blank.)
Currency Code              This field identifies the currency. (USD or CND if
                           applicable)
Valuation Interest         TAI assigned field that is used to read applicable
Pointer                    interest rates when calculating 1/2 cx reserves.
NAR Type                   This field indicates the method used in determining
                           the Total Net Amount at Risk (as defined in Schedule
                           B).

Allocated Retention. Pool -- Effective 10/1/2008
Between HLIC and TFLIC

                                  AMENDMENT 1
                            EFFECTIVE MARCH 5, 2010

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

          TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to add the following new Single Life Plans of Insurance:

-   Hartford Bicentennial UL Founders II

-   Hartford Bicentennial UL Founders II Extended Value Option

and the following Rider;

-   Owner Designated Settlement Option Rider.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 1 -- Effective March 5, 2010

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of March 5, 2010.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:    /s/ Glenn F. Cunningham         Attest: /s/ Robin S. Blackwell
       ------------------------------         ------------------------------
Name:  Glenn F. Cunningham             Name:  Robin S. Blackwell
Title: Vice President                  Title: Second Vice President
Date:  April 27, 2010                  Date:  April 29, 2010

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Richard Smolinski           Attest: /s/ Michael Roscoe
       ------------------------------         ------------------------------
Name:  Richard Smolinski               Name:  Michael Roscoe
Title: Assistant Vice President &      Title: Senior Vice President &
       Actuary                                Actuary
Date:  5/11/2010                       Date:  5/11/2010

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 1 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 5, 2010

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                                           NAR
BASE POLICY                                                      VALUATION MORTALITY TABLE(S)             TYPE*
------------------------------------------------------------------------------------------------------------------
Stag UL                                                 1980 CSO M/F S/NS Ultimate ALB                      A
Hartford Bicentennial UL Founders                       2001 CSO M/F S/NS Ultimate ANB                      A
Hartford UL CV                                          1980 CSO M/F S/NS Ultimate ALB                      A
Stag Wall Street VUL                                    1980 CSO M/F S/NS Ultimate ALB                      A
Stag Protector II VUL                                   1980 CSO M/F S/NS Ultimate ALB                      A
Hartford Leaders VUL Legacy                             2001 CSO M/F Composite Ultimate ANB                 A
Stag Accumulator II VUL                                 1980 CSO M/F Unismoke Ultimate ALB                  A
Hartford Leaders VUL Liberty (a)                        1980 CSO M/F Unismoke Ultimate ANB                  A
Hartford Leaders VUL Liberty (b)                        2001 CSO M/F Composite Ultimate ANB                 A
Life Solutions II UL (a)                                1980 CSO M/F S/NS Ultimate ALB                      A
Life Solutions II UL (b)                                2001 CSO M/F S/NS Ultimate ALB                      A
Hartford Advanced Universal Life                        2001 CSO M/F S/NS Ultimate ALB                      B
Hartford Bicentennial UL Freedom                        2001 CSO M/F S/NS Ultimate ANB                      B
Hartford Quantum II VUL (a)                             2001 CSO M/F S/NS Ultimate ALB                      A
Hartford Quantum II VUL (b)                             2001 CSO M/F S/NS Ultimate ANB                      A
Hartford ExtraOrdinary Whole Life (a)                   2001 CSO M/F S/NS Ultimate ALB                      A
Hartford ExtraOrdinary Whole Life (b)                   2001 CSO M/F S/NS Ultimate ANB                      A
Hartford Bicentennial UL Founders II                    2001 CSO M/F S/NS Ultimate ANB                      A
Hartford Bicentennial UL Founders II
 Extended Value Option                                  2001 CSO M/F S/NS Ultimate ANB                      A

RIDERS PROVIDING DEATH BENEFITS THAT     RIDERS THAT PROVIDE ADDITIONAL BENEFITS
ARE
ELIGIBLE FOR REINSURANCE:                BUT THAT ARE NOT ELIGIBLE FOR
                                         REINSURANCE:

                                         Accidental Death Benefit (ADB) Rider
Primary Insured Term Rider               Accelerated Benefit Rider (ABR)
Other Covered Insured Term Life Rider    LifeAccess Accelerated Ben. Rider
                                         (LAABR)
Cost of Living Adjustment (COLA) Rider   Policy Continuation Rider
                                         Policy Protection Rider (PPR)
                                         Enhanced No Lapse Guarantee Rider
NOTE: NAR Type for term riders above is  Lifetime No Lapse Guarantee Rider
C.
For COLA Rider, NAR Type follows         Guar. Min. Accum. Benefit (GMAB) Rider
Base Policy to which it is attached.     Paid-Up Life Insurance Rider
                                         Conversion Option Rider
                                         Overloan Protection Rider
* NAR Type is described in Schedule B.   Waiver of Specified Amount (WSA) Rider
                                         Waiver of Monthly Deductions (WMD)
                                         Rider
                                         Children's Life Insurance Rider
                                         Foreign Travel Exclusion Rider
                                         Estate Tax Repeal Benefit Rider
                                         Modified Surrender Value Rider

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 1 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 5, 2010

                                         RIDERS THAT PROVIDE ADDITIONAL BENEFITS
                                         BUT THAT
                                         ARE NOT ELIGIBLE FOR REINSURANCE
                                         (CONTINUED):
                                         Cash Surrender Value Endorsement
                                         Automatic Premium Payment Rider
                                         Additional Premium Rider
                                         Qualified Plan Rider
                                         Owner Designated Settlement Option
                                         Rider

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. During and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 1 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 5, 2010

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness and less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 1 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 5, 2010

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: This rider indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to The Hartford, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 1 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 5, 2010

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                                          NAR
BASE POLICY                                                    VALUATION MORTALITY TABLE(S)              TYPE*
----------------------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy                   2001 CSO M/F S/NS Select & Ultimate ALB                A
Hartford Leaders VUL Joint Legacy II                2001 CSO M/F S/NS Select & Ultimate ANB                A
Hartford Advanced Last Survivor UL                  2001 CSO M/F S/NS Select & Ultimate ALB                B
Hartford Bicentennial UL Joint Freedom              2001 CSO M/F S/NS Select & Ultimate ALB                B
Hartford Bicentennial UL Joint Freedom II           2001 CSO M/F S/NS Select & Ultimate ANB                B

------------

*   NAR Type is described in Schedule B.

RIDERS PROVIDING DEATH BENEFITS THAT  RIDERS THAT PROVIDE ADDITIONAL
ARE ELIGIBLE FOR REINSURANCE          BENEFITS BUT THAT ARE NOT ELIGIBLE
                                      FOR REINSURANCE:
Estate Protection Rider (NAR Type is  LS Exchange Option Rider
C)
                                      Policy Protection Rider
                                      Estate Tax Repeal Rider
                                      Foreign Travel Exclusion Rider
                                      Guar. Min. Accum. Benefit (GMAB)
                                      Rider
                                      Paid-Up Life Insurance Rider
                                      Owner Designated Settlement Option

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 1 -- Effective March 5, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                            EFFECTIVE MARCH 5, 2010

Estate Tax Repeal Rider: This rider will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

GMAB Rider and Paid-Up Life Insurance Rider: Same as Single Life riders.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 1 -- Effective March 5, 2010

                                  AMENDMENT 2
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

          TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY ("REINSURER")
                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to correct the following drafting errors:

       - Clarify Section III.A.3 to reflect that it is applicable to Excess Risks only; and

       -   Clarify Exhibit II

       -   Correct the title of Exhibit III, pages 2 through 21; and

WHEREAS, the Ceding Company and the Reinsurer wish to provide for approximate Net Amount at Risk (NAR) Type B reporting in certain circumstances; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to clarify that professional team athletes will be eligible for coverage under the Foreign National Underwriting Program and that the Ceding Company shall confirm available capacity for the risk with the Reinsurer; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect the correct Valuation Mortality Tables associate with Last Survivor Plans of Insurance.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

       1. The above recitals are true and accurate and are incorporated herein.

       2. Section III. A.3 is hereby deleted in its entirety and replaced with the following Section II.A.3:

         3. For any Excess Risk, if a risk on the life of a proposed insured was previously submitted by the Ceding Company on a facultative basis to the Reinsurer or to any other reinsurer, at least three
              (3) years must have elapsed since that previous risk was submitted facultatively, unless the original reason for submitting facultatively no longer applies.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 2 - Effective October 1, 2008

       3. Article VII, Reinsurance Reporting, is deleted in its entirety and replaced with the attached, revised Article VII.

       4. Schedule A, effective October 1, 2008, is hereby deleted in its entirety and replaced with the attached, revised Schedule A, effective October 1, 2008 -- March 4, 2010.

       5. Schedule B is hereby deleted in its entirety and replaced with the attached, revised Schedule B.

       6. Schedule C is hereby deleted in its entirety and replaced with the attached, revised Schedule C.

       7. Exhibit II is hereby deleted in its entirety and replaced with the attached Exhibit II.

       8.   The Ceding Company and the Reinsurer agree that the header on
            Exhibit III, pages 2 through 21, shall now be "Annual Rates per $1,000 of Reinsured Net Amount at Risk."

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of October 1, 2008.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:     /s/ Glenn Cunningham            Attest: /s/ Robin Blackwell
        ------------------------------          ------------------------------
Name:   Glenn Cunningham                Name:   Robin Blackwell
Title:  Vice President                  Title:  2nd Vice President
Date:   January 31, 2011                Date:   02.02.11

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Richard Smolinski           Attest: /s/ Michael Roscoe
        ------------------------------          ------------------------------
Name:   Richard Smolinski, FSA, MAAA    Name:   Michael Roscoe, FSA, MAAA
Title:  Assistant Vice President and    Title:  Senior Vice President
        Actuary Individual Life                 Individual Life Product
        Product Management                      Management
Date:   2/18/2011                       Date:   2/21/2011

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 2 - Effective October 1, 2008

                                  ARTICLE VII

                             REINSURANCE REPORTING
                           EFFECTIVE OCTOBER 1, 2008

A.  Accounting Statements and Other Reports

Within thirty (30) days after the close of each calendar month the Ceding Company shall provide the Reinsurer an electronic accounting statement. The Ceding Company shall also provide the Reinsurer with additional reports as provided in Exhibit VII.

For Automatic and Facultative Reinsurance becoming effective during the calendar month, the Ceding Company will notify the Reinsurer of such new reinsurance business in the succeeding monthly report. However, the first three monthly reports under this Agreement will be sent within one hundred twenty (120) days after the due date of the first monthly report.

The Ceding Company may provide an estimated Net Amount at Risk for new reinsurance business in the first monthly report in which such business appears. In the event that the Ceding Company provides an estimated Net Amount at Risk, it shall provide an actual Net Amount at Risk in subsequent monthly reports.

Additional reports reasonably requested by a Party will be provided by the other Party in a timely manner.

B.  Reporting Format and Medium

The information to be provided by the Ceding Company in these monthly reports to the Reinsurer shall be in a format and be transmitted using a medium mutually agreeable to the Parties. As of the Effective Date of this Agreement, the information to be provided by the Ceding Company in these monthly reports to the Reinsurer shall be on a self-administered reporting basis as set out in Exhibit VII.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 2 - Effective October 1, 2008

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                   EFFECTIVE OCTOBER 1, 2008 -- MARCH 4, 2010

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                     NAR
BASE POLICY                                     VALUATION MORTALITY TABLE(S)        TYPE*
------------------------------------------------------------------------------------------
Stag UL                                   1980 CSO M/F S/NS Ultimate ALB              A
Hartford Bicentennial UL Founders         2001 CSO M/F S/NS Ultimate ANB              A
Hartford UL CV                            1980 CSO M/F S/NS Ultimate ALB              A
Stag Wall Street VUL                      1980 CSO M/F S/NS Ultimate ALB              A
Stag Protector II VUL                     1980 CSO M/F S/NS Ultimate ALB              A
Hartford Leaders VUL Legacy               2001 CSO M/F Composite Ultimate ANB         A
Stag Accumulator II VUL                   1980 CSO M/F Unismoke Ultimate ALB          A
Hartford Leaders VUL Liberty (a)          1980 CSO M/F Unismoke Ultimate ANB          A
Hartford Leaders VUL Liberty (b)          2001 CSO M/F Composite Ultimate ANB         A
Life Solutions II UL (a)                  1980 CSO M/F S/NS Ultimate ALB              A
Life Solutions II UL (b)                  2001 CSO M/F S/NS Ultimate ALB              A
Hartford Advanced Universal Life          2001 CSO M/F S/NS Ultimate ALB              B
Hartford Bicentennial UL Freedom          2001 CSO M/F S/NS Ultimate ANB              B
Hartford Quantum II VUL (a)               2001 CSO M/F S/NS Ultimate ALB              A
Hartford Quantum II VUL (b)               2001 CSO M/F S/NS Ultimate ANB              A
Hartford ExtraOrdinary Whole Life (a)     2001 CSO M/F S/NS Ultimate ALB              A
Hartford ExtraOrdinary Whole Life (b)     2001 CSO M/F S/NS Ultimate ANB              A

RIDERS PROVIDING DEATH BENEFITS THAT ARE    RIDERS THAT PROVIDE ADDITIONAL
ELIGIBLE FOR REINSURANCE:                   BENEFITS BUT THAT ARE NOT ELIGIBLE
                                            FOR REINSURANCE:

Primary Insured Term Rider                  Accidental Death Benefit (ADB) Rider
Other Covered Insured Term Life Rider       Accelerated Benefit Rider (ABR)
Cost of Living Adjustment (COLA) Rider      LifeAccess Accelerated Ben. Rider
                                            (LAABR)
                                            Policy Continuation Rider
NOTE: NAR Type for term riders above is C.  Policy Protection Rider (PPR)
For COLA Rider, NAR Type follows            Enhanced No Lapse Guarantee Rider
Base Policy to which it is attached.        Lifetime No Lapse Guarantee Rider
                                            Guar. Min. Accum. Benefit (GMAB)
                                            Rider
                                            Paid-Up Life Insurance Rider
                                            Conversion Option Rider
                                            Overloan Protection Rider
                                            Waiver of Specified Amount (WSA)
                                            Rider
                                            Waiver of Monthly Deductions (WMD)
                                            Rider
                                            Children's Life Insurance Rider
                                            Foreign Travel Exclusion Rider
                                            Estate Tax Repeal Benefit Rider
                                            Modified Surrender Value Rider
                                            Cash Surrender Value Endorsement
                                            Automatic Premium Payment Rider
                                            Additional Premium Rider
                                            Qualified Plan Rider

------------

*   NAR Type is described in Schedule B.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 2 - Effective October 1, 2008

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                   EFFECTIVE OCTOBER 1, 2008 -- MARCH 4, 2010

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. During and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 2 - Effective October 1, 2008

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                   EFFECTIVE OCTOBER 1, 2008 -- MARCH 4, 2010

equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: This rider indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to the Ceding Company, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 2 - Effective October 1, 2008

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                   EFFECTIVE OCTOBER 1, 2008 -- MARCH 4, 2010

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                              NAR
BASE POLICY                             VALUATION MORTALITY TABLE(S)         TYPE*
-----------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy  2001 CSO M/F S/NS Ultimate ALB           A
Hartford Leaders VUL Joint Legacy  2001 CSO M/F S/NS Ultimate ANB           A
II
Hartford Advanced Last Survivor    2001 CSO M/F S/INS Ultimate ALB          B
UL
Hartford Bicentennial UL Joint     2001 CSO M/F S/NS Ultimate ALB           B
Freedom
Hartford Bicentennial UL Joint     2001 CSO M/F S/INS Ultimate ANB          B
Freedom II

RIDERS PROVIDING DEATH BENEFITS THAT ARE    RIDERS THAT PROVIDE ADDITIONAL
ELIGIBLE FOR REINSURANCE                    BENEFITS BUT THAT ARE NOT ELIGIBLE
                                            FOR REINSURANCE:

Estate Protection Rider (NAR Type is C)     LS Exchange Option Rider
                                            Policy Protection Rider
                                            Estate Tax Repeal Rider
                                            Foreign Travel Exclusion Rider
                                            Guar. Min. Accum. Benefit (GMAB)
                                            Rider
                                            Paid-Up Life Insurance Rider

------------

*   NAR Type is described in Schedule B.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Estate Tax Repeal Rider: This rider will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

GMAB Rider and Paid-Up Life Insurance Rider: Same as Single Life riders.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 2 - Effective October 1, 2008

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

AUTOMATIC REINSURANCE: The Ceding Company shall retain its available retention on each risk, defined below as the Retained Net Amount at Risk, subject to the applicable Ceding Company's Treaty Retention Limit shown in Exhibit II.

The Reinsurer will automatically reinsure a portion of the remainder of the risk, called the Reinsured Net Amount at Risk, as defined below in this Schedule B.

FACULTATIVE REINSURANCE: The Reinsurer will reinsure X% (as determined at issue) of the Total Net Amount at Risk for the risk.

TOTAL ALLOCATION LIMIT (TAL): As shown in Exhibit II.

CEDING COMPANY'S TREATY RETENTION LIMIT (CCTRL): As shown in Exhibit II.

CEDING COMPANY'S ALLOCATED RETENTION (CCAR): As shown in Exhibit II.

CURRENT RETENTION (CURRRET) = Current amount of life insurance retained by the Ceding Company and its affiliated companies on the life for in-force life insurance coverage. (For Last Survivor risks, see the Last Survivor Limits and Retention Worksheet in Exhibit II.)

REINSURER'S ALLOCATED RETENTION (REINSARET): As shown in Exhibit II.

REINSURER'S ATTACHMENT POINT (REINSAPT): As shown in Exhibit II.

NAR TYPE for the Plan of Insurance to be reinsured under this Agreement, as shown in Schedule A.

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE*

TOTAL NET AMOUNT AT RISK (TOTNAR) =

For NAR TYPE A, Death Benefit minus the Account Value.

For NAR TYPE B, Death Benefit minus the Working Reserve, where

Working Reserve = (i) x (ii)/(iii), and

------------

* In cases where the current Working Reserve is not available, the Ceding Company may estimate such amount using either the most recent Working Reserve or the Account Value.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 2 - Effective October 1, 2008

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE* (CONTINUED)

For NAR TYPE C, Death Benefit.

STEP 2 -- DETERMINE NET AMOUNT AT RISK FOR EACH "LAYER" OF COVERAGE

STEP 3 -- DETERMINE THE NAR FOR THE CEDING COMPANY AND THEN FOR THE REINSURER

MINIMUM AUTOMATIC REINSURANCE CESSION:

MINIMUM FACULTATIVE REINSURANCE CESSION:

LEAD REINSURER: Swiss Re Life & Health America Inc.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 2 - Effective October 1, 2008

                                   SCHEDULE C
                     FOREIGN NATIONAL UNDERWRITING PROGRAM
    FOR SINGLE LIFE PERMANENT POLICIES ONLY; NOT AVAILABLE FOR LAST SURVIVOR
                                    POLICIES
                           EFFECTIVE OCTOBER 1, 2008

The Ceding Company's Foreign National business shall be automatically reinsured under the terms of this Agreement, if it meets all the requirements for Automatic Reinsurance in Section III.A, with the following differences.

TYPE OF REINSURANCE
Risks qualifying under this program will be reinsured on a first-dollar quota share basis.

CEDING COMPANY'S RETENTION [Redacted]

FOREIGN NATIONAL REINSURANCE POOL SHARE [Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES CEDING COMPANY'S RETENTION) [Redacted]

JUMBO LIMIT: [Redacted]

TOTAL ALLOCATION LIMIT: [Redacted]

ADDITIONAL PLAN, AMOUNT, AND PAYMENT REQUIREMENTS

       1. Permanent life policies only. Term coverage may be considered, but only in the form of a rider included on a permanent base policy. Last survivor coverage is excluded from this program.

       2. Other than term riders referenced in Paragraph 1, above, no supplemental benefit coverage, such as accidental death or waiver of premium, will be allowed.

       3.   The minimum face amount is as follows:

       4. Annual premium or Check-O-Matic premium mode only. The minimum annual premium is the annual premium to endow. If Check-O-Matic is the premium mode, it must be arranged with a U.S. Bank.

       5. Premiums must be paid in U.S. currency and must be billed to a residence or bank in the U.S.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 2 - Effective October 1, 2008

                                   SCHEDULE C
                     FOREIGN NATIONAL UNDERWRITING PROGRAM
    FOR SINGLE LIFE PERMANENT POLICIES ONLY; NOT AVAILABLE FOR LAST SURVIVOR
                                    POLICIES
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

ADDITIONAL UNDERWRITING AND RISK CLASS GUIDELINES

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 2 - Effective October 1, 2008

                                   SCHEDULE C
                     FOREIGN NATIONAL UNDERWRITING PROGRAM
    FOR SINGLE LIFE PERMANENT POLICIES ONLY; NOT AVAILABLE FOR LAST SURVIVOR
                                    POLICIES
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 2 - Effective October 1, 2008

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS (FOR SPECIFICS ON CALCULATION OF LIMITS WITH LAST SURVIVOR COVERAGE, SEE
                              WORKSHEET ON PAGE 4)
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 2 - Effective October 1, 2008

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS (FOR SPECIFICS ON CALCULATION OF LIMITS WITH LAST SURVIVOR COVERAGE, SEE
                              WORKSHEET ON PAGE 4)
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 2 - Effective October 1, 2008

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 2 - Effective October 1, 2008

                                   EXHIBIT II
                RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 2 - Effective October 1, 2008

                                  AMENDMENT 3
                             EFFECTIVE JULY 1, 2010

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

          TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to include re-priced versions of the Hartford Bicentennial UL Freedom and Hartford Bicentennial UL Joint Freedom II products in the Agreement, for policies issued on or after the effective date of this Amendment.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.  The above recitals are true and accurate and are incorporated herein.

2. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and TFLIC
Amendment 3 -- Effective July 1, 2010

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of July 1, 2010.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:      /s/ Glenn Cunningham           Attest:  /s/ Robin Blackwell
         -----------------------------           -----------------------------
Name:    Glenn Cunningham               Name:    Robin Blackwell
Title:   Vice President                 Title:   Second Vice President
Date:    August 16, 2010                Date:    August 17, 2010

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Richard Smolinski          Attest:  /s/ Paul Fischer
         -----------------------------           -----------------------------
Name:    Richard Smolinski              Name:    Paul Fischer
Title:   Assistant Vice President &     Title:   Assistant Vice President &
         Actuary                                 Actuary
Date:    8/30/2010                      Date:    8-30-2010

Allocated Retention Pool -- Effective 10/01/2008
Between HL and TFLIC
Amendment 3 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                                                         NAR
BASE POLICY                                                          VALUATION MORTALITY TABLE(S)                       TYPE*
---------------------------------------------------------------------------------------------------------------------------------
Stag UL                                                              1980 CSO M/F S/NS Ultimate ALB                       A
Hartford Bicentennial UL Founders                                    2001 CSO M/F S/NS Ultimate ANB                       A
Hartford UL CV                                                       1980 CSO M/F S/NS Ultimate ALB                       A
Stag Wall Street VUL                                                 1980 CSO M/F S/NS Ultimate ALB                       A
Stag Protector II VUL                                                1980 CSO M/F S/NS Ultimate ALB                       A
Hartford Leaders VUL Legacy                                          2001 CSO M/F Composite Ultimate ANB                  A
Stag Accumulator II VUL                                              1980 CSO M/F Unismoke Ultimate ALB                   A
Hartford Leaders VUL Liberty (a)                                     1980 CSO M/F Unismoke Ultimate ANB                   A
Hartford Leaders VUL Liberty (b)                                     2001 CSO M/F Composite Ultimate ANB                  A
Life Solutions II UL (a)                                             1980 CSO M/F S/NS Ultimate ALB                       A
Life Solutions II UL (b)                                             2001 CSO M/F S/NS Ultimate ALB                       A
Hartford Advanced Universal Life                                     2001 CSO M/F S/NS Ultimate ALB                       B
Hartford Bicentennial UL Freedom (a)                                 2001 CSO M/F S/NS Ultimate ANB                       B
Hartford Bicentennial UL Freedom (b)                                 2001 CSO M/F S/NS Ultimate ANB                       A
Hartford Quantum II VUL (a)                                          2001 CSO M/F S/NS Ultimate ALB                       A
Hartford Quantum II VUL (b)                                          2001 CSO M/F S/NS Ultimate ANB                       A
Hartford Extraordinary Whole Life (a)                                2001 CSO M/F S/NS Ultimate ALB                       A
Hartford Extraordinary Whole Life (b)                                2001 CSO M/F S/NS Ultimate ANB                       A
Hartford Bicentennial UL Founders II                                 2001 CSO M/F S/NS Ultimate ANB                       A
Hartford Bicentennial UL Founders II
Extended Value Option                                                2001 CSO M/F S/NS Ultimate ANB                       A

------------

*   NAR Type is described in Schedule B.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and TFLIC
Amendment 3 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

                         SINGLE LIFE PLANS OF INSURANCE

RIDERS PROVIDING DEATH BENEFITS THAT  RIDERS THAT PROVIDE ADDITIONAL
ARE ELIGIBLE FOR REINSURANCE:         BENEFITS BUT THAT ARE NOT ELIGIBLE
                                      FOR REINSURANCE:
                                      Accidental Death Benefit (ADB) Rider
Primary Insured Term Rider            Accelerated Benefit Rider (ABR)
Other Covered Insured Term Life       LifeAccess Accelerated Ben. Rider
Rider                                 (LAABR)
Cost of Living Adjustment (COLA)      Policy Continuation Rider
Rider
                                      Policy Protection Rider (PPR)
                                      Enhanced No Lapse Guarantee Rider
NOTE: NAR Type for term riders above  Lifetime No Lapse Guarantee Rider is C.
For COLA Rider, NAR Type follows      Guar. Min. Accum. Benefit (GMAB)
                                      Rider
Base Policy to which it is attached.  Paid-Up Life Insurance Rider
                                      Conversion Option Rider
                                      Overloan Protection Rider
*NAR Type is described in Schedule    Waiver of Specified Amount (WSA)
B.                                    Rider
                                      Waiver of Monthly Deductions (WMD)
                                      Rider
                                      Children's Life Insurance Rider
                                      Foreign Travel Exclusion Rider
                                      Estate Tax Repeal Benefit Rider
                                      Modified Surrender Value Rider
                                      Cash Surrender Value Endorsement
                                      Automatic Premium Payment Rider
                                      Additional Premium Rider
                                      Qualified Plan Rider
                                      Owner Designated Settlement Option
                                      Rider

Allocated Retention Pool -- Effective 10/01/2008
Between HL and TFLIC
Amendment 3 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. During and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness and less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and TFLIC
Amendment 3 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider:  Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: This rider indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to The Hartford, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and TFLIC
Amendment 3 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                                  NAR
BASE POLICY                                         VALUATION MORTALITY TABLE(S)                 TYPE*
----------------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy                   2001 CSO M/F S/NS Ultimate ALB                 A
Hartford Leaders VUL Joint Legacy II                2001 CSO M/F S/NS Ultimate ANB                 A
Hartford Advanced Last Survivor UL                  2001 CSO M/F S/NS Ultimate ALB                 B
Hartford Bicentennial UL Joint Freedom              2001 CSO M/F S/NS Ultimate ALB                 B
Hartford Bicentennial UL Joint Freedom II (a)       2001 CSO M/F S/NS Ultimate ANB                 B
Hartford Bicentennial UL Joint Freedom II (b)       2001 CSO M/F S/NS Ultimate ANB                 A

------------

*   NAR Type is described in Schedule B

RIDERS PROVIDING DEATH BENEFITS THAT  RIDERS THAT PROVIDE ADDITIONAL
ARE ELIGIBLE FOR REINSURANCE          BENEFITS BUT THAT ARE NOT ELIGIBLE
                                      FOR REINSURANCE:
Estate Protection Rider (NAR Type is  LS Exchange Option Rider
C)
                                      Policy Protection Rider
                                      Estate Tax Repeal Rider
                                      Foreign Travel Exclusion Rider
                                      Guar. Min. Accum. Benefit (GMAB)
                                      Rider
                                      Paid-Up Life Insurance Rider
                                      Owner Designated Settlement Option

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and TFLIC
Amendment 3 -- Effective July 1, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                             EFFECTIVE JULY 1, 2010

Estate Tax Repeal Rider: This rider will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

GMAB Rider and Paid-Up Life Insurance Rider: Same as Single Life riders.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HL and TFLIC
Amendment 3 -- Effective July 1, 2010

                                  AMENDMENT 4
                          EFFECTIVE SEPTEMBER 7, 2010

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

          TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to include Hartford Frontier Indexed Universal Life and Hartford Frontier Indexed Universal Life Extended Value Option as Base Policies under the Agreement, for policies issued on or after the effective date of this Amendment.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.  The above recitals are true and accurate and are incorporated herein.

2. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 4 -- Effective September 7, 2010

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of September 7, 2010.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:     /s/ Glenn Cunningham            Attest: /s/ Robin Blackwell
        ------------------------------          ------------------------------
Name:   Glenn Cunningham                Name:   Robin Blackwell
Title:  Vice President                  Title:  2nd Vice President
Date:   September 29, 2010              Date:   October 4, 2010

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Richard Smolinski           Attest: /s/ Mike Roscoe
        ------------------------------          ------------------------------
Name:   Richard Smolinski, FSA, MAAA    Name:   Mike Roscoe, FSA, MAAA
        Asst. Vice President and                Senior Vice President
        Actuary
Title:  Individual Life Product         Title:  Individual Life Product
        Management                              Management
Date:   10/22/2010                      Date:   10/22/2010

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 4 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                                      NAR
BASE POLICY                                         VALUATION MORTALITY TABLE(S)                     TYPE*
------------------------------------------------------------------------------------------------------------
Stag UL                                             1980 CSO M/F S/NS Ultimate ALB                     A
Hartford Bicentennial UL Founders                   2001 CSO M/F S/NS Ultimate ANB                     A
Hartford UL CV                                      1980 CSO M/F S/NS Ultimate ALB                     A
Stag Wall Street VUL                                1980 CSO M/F S/NS Ultimate ALB                     A
Stag Protector II VUL                               1980 CSO M/F S/NS Ultimate ALB                     A
Hartford Leaders VUL Legacy                         2001 CSO M/F Composite Ultimate ANB                A
Stag Accumulator II VUL                             1980 CSO M/F Unismoke Ultimate ALB                 A
Hartford Leaders VUL Liberty (a)                    1980 CSO M/F Unismoke Ultimate ANB                 A
Hartford Leaders VUL Liberty (b)                    2001 CSO M/F Composite Ultimate ANB                A
Life Solutions II UL (a)                            1980 CSO M/F S/NS Ultimate ALB                     A
Life Solutions II UL (b)                            2001 CSO M/F S/NS Ultimate ALB                     A
Hartford Advanced Universal Life                    2001 CSO M/F S/NS Ultimate ALB                     B
Hartford Bicentennial UL Freedom (a)                2001 CSO M/F S/NS Ultimate ANB                     B
Hartford Bicentennial UL Freedom (b)                2001 CSO M/F S/NS Ultimate ANB                     A
Hartford Quantum II VUL (a)                         2001 CSO M/F S/NS Ultimate ALB                     A
Hartford Quantum II VUL (b)                         2001 CSO M/F S/NS Ultimate ANB                     A
Hartford ExtraOrdinary Whole Life (a)               2001 CSO M/F S/NS Ultimate ALB                     A
Hartford ExtraOrdinary Whole Life (b)               2001 CSO M/F S/NS Ultimate ANB                     A
Hartford Bicentennial UL Founders II                2001 CSO M/F S/NS Ultimate ANB                     A
Hartford Bicentennial UL Founders II
Extended Value Option                               2001 CSO M/F S/NS Ultimate ANB                     A
Hartford Frontier Indexed Universal Life            2001 CSO M/F S/NS Ultimate ANB                     A
Hartford Frontier Indexed Universal Life
Extended Value Option                               2001 CSO M/F S/NS Ultimate ANB                     A

*   NAR Type is described in Schedule B.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 4 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

                         SINGLE LIFE PLANS OF INSURANCE

RIDERS PROVIDING DEATH          RIDERS THAT PROVIDE ADDITIONAL
BENEFITS THAT ARE               BENEFITS
ELIGIBLE FOR REINSURANCE:       BUT THAT ARE NOT ELIGIBLE FOR
                                REINSURANCE:
Primary Insured Term Rider      Accidental Death Benefit (ADB) Rider
Other Covered Insured Term      Accelerated Benefit Rider (ABR)
Life Rider
Cost of Living Adjustment       LifeAccess Accelerated Ben. Rider
(COLA) Rider                    (LAABR)
                                Policy Continuation Rider
NOTE: NAR Type for term riders  Policy Protection Rider (PPR)
above is C.
For COLA Rider, NAR Type        Enhanced No Lapse Guarantee Rider
follows
Base Policy to which it is      Lifetime No Lapse Guarantee Rider
attached.
                                Guar. Min. Accum. Benefit (GMAB) Rider
                                Paid-Up Life Insurance Rider
                                Conversion Option Rider
                                Overloan Protection Rider
                                Waiver of Specified Amount (WSA) Rider
                                Waiver of Monthly Deductions (WMD)
                                Rider
                                Children's Life Insurance Rider
                                Foreign Travel Exclusion Rider
                                Estate Tax Repeal Benefit Rider
                                Modified Surrender Value Rider
                                Cash Surrender Value Endorsement
                                Automatic Premium Payment Rider
                                Additional Premium Rider
                                Qualified Plan Rider
                                Owner Designated Settlement Option
                                Rider

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 4 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. During and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness and less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 4 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: This rider indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to The Hartford, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 4 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                 NAR
              BASE POLICY                    VALUATION MORTALITY TABLE(S)       TYPE*
---------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy         2001 CSO M/F S/NS Ultimate ALB          A
Hartford Leaders VUL Joint Legacy II      2001 CSO M/F S/NS Ultimate ANB          A
Hartford Advanced Last Survivor UL        2001 CSO M/F S/NS Ultimate ALB          B
Hartford Bicentennial UL Joint Freedom    2001 CSO M/F S/NS Ultimate ALB          B
Hartford Bicentennial UL Joint Freedom    2001 CSO M/F S/NS Ultimate ANB          B
II (a)
Hartford Bicentennial UL Joint Freedom    2001 CSO M/F S/NS Ultimate ANB          A
II (b)

                                           * NAR Type is described in Schedule B

RIDERS PROVIDING DEATH BENEFITS      RIDERS THAT PROVIDE ADDITIONAL
THAT ARE ELIGIBLE FOR REINSURANCE    BENEFITS BUT THAT ARE NOT ELIGIBLE
                                     FOR REINSURANCE:
Estate Protection Rider (NAR Type    LS Exchange Option Rider
is C)
                                     Policy Protection Rider
                                     Estate Tax Repeal Rider
                                     Foreign Travel Exclusion Rider
                                     Guar. Min. Accum. Benefit (GMAB)
                                     Rider
                                     Paid-Up Life Insurance Rider
                                     Owner Designated Settlement Option

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 4 -- Effective September 7, 2010

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                          EFFECTIVE SEPTEMBER 7, 2010

Estate Tax Repeal Rider: This rider will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

GMAB Rider and Paid-Up Life Insurance Rider: Same as Single Life riders.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 4 -- Effective September 7, 2010

                                  AMENDMENT 5
                            EFFECTIVE AUGUST 1, 2010

                                     TO THE

     AUTOMATIC AND FACULTATIVE MONTHLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                                 ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement, effective August 1, 2010, to reflect a revised termination provision for new business.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.  The above recitals are true and accurate and are incorporated herein.

2. Article XX -- TERMINATION OF THIS AGREEMENT FOR NEW BUSINESS is deleted in its entirety and replaced with the attached, revised Article XX.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 5 -- Effective August 1, 2010

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:    /s/ Glenn Cunningham              Attest: /s/ Robin Blackwell
       --------------------------------         --------------------------------
Name:  Glenn Cunningham                  Name:  Robin Blackwell
Title: Vice President                    Title: 2nd Vice President
Date:  September 29, 2010                Date:  October 6, 2010

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Richard Smolinski             Attest: /s/ Mike Roscoe
       --------------------------------         --------------------------------
Name:  Richard Smolinski, FSA, MAAA      Name:  Mike Roscoe, FSA, MAAA
Title: Asst. Vice President and Actuary  Title: Senior Vice President
       Individual Life Product                  Individual Life Product
       Management                               Management
Date:  10/22/2010                        Date:  10/22/2010

Allocated Retention Pool -- Effective 10/01/2008
Between HLIC and TFLIC
Amendment 5 -- Effective August 1, 2010

                                   ARTICLE XX

                 TERMINATION OF THIS AGREEMENT FOR NEW BUSINESS

A. Either Party may terminate this Agreement, as it applies to the reinsurance of new policies being issued by the Ceding Company:

(1) immediately upon written notice to the other Party, if that other Party becomes insolvent as described in Article XV; or

(2) with one hundred eighty (180) calendar days advance written notice to the other Party.

B. After termination of this Agreement for new business, the Parties shall remain liable under the terms of this Agreement for:

(1) reinsurance of policies that becomes effective prior to such termination of this Agreement;

(2) reinsurance of policies with an application date on or before the effective date of termination; and

(3) reinsurance that becomes effective as a result of coverage changes described in accordance with Article X.

C. The Ceding Company shall continue to cede, and the Reinsurer shall continue to accept, any new business issued prior to the termination of this Agreement.

Allocated Retention Pool -- Effective
Between HLIC and TFLIC
Amendment 5 -- Effective August 1, 2010